                                    NUVEEN
                              Defined Portfolios

Nuveen Unit Trusts, Series 18

Nuveen Dow JonesSM Energy Sector Portfolio, October 1998
Nuveen Dow JonesSM Financial Services Sector Portfolio, October 1998 Nuveen Dow JonesSM Pharmaceutical Sector Portfolio, October 1998
Nuveen Dow JonesSM Precious Metals Sector Portfolio, October 1998
Nuveen Dow JonesSM Technology Sector Portfolio, October 1998
Nuveen Communications Sector Portfolio, October 1998
Nuveen Consumer Electronics Sector Portfolio, October 1998
Nuveen Internet Sector Portfolio, October 1998
Nuveen Retail Sector Portfolio, October 1998
Nuveen Semiconductor Sector Portfolio, October 1998


  PROSPECTUS PART A DATED OCTOBER 15, 1998

Overview


Nuveen Unit Trusts, Series 18         This Part A Prospectus may
includes the separate unit            not be distributed unless ac-
investment trusts listed              companied by the Nuveen Sec-
above (the "Trusts"). Each            tor Unit Trust Prospec-
Trust seeks the potential for         tus--Part B which is dated
capital appreciation by in-           October 15, 1998. Part B of
vesting in the common stocks          this Prospectus is attached.
of companies in the respec-
tive industry sector repre-           Units of the Trust are not
sented in each Trust. The             deposits or obligations of,
Trusts may also invest in             or guaranteed or endorsed by,
American Depositary Receipts          any bank and are not feder-
("ADRs"). ADRs are denomi-            ally insured or otherwise
nated in U.S. dollars and are         protected by the FDIC or any
typically issued by a U.S.            other Federal agency and in-
bank or trust company. An ADR         volve investment risk, in-
evidences ownership of an un-         cluding the possible loss of
derlying foreign security.            principal.
The common stocks and ADRs
are collectively referred to          The Securities and Exchange
as the "Securities". The              Commission has not approved
Trusts are scheduled to ter-          or disapproved these secu-
minate in approximately five          rities or passed upon the ad-
years.                                equacy of this prospectus.
                                      Any representation to the
                                      contrary is a criminal
                                      offense.


Contents

 1 OVERVIEW                                      36 NUVEEN RETAIL SECTOR PORTFOLIO,
 2 TRUST SUMMARY AND FINANCIAL HIGHLIGHTS           OCTOBER 1998
 5 NUVEEN DOW JONESSM ENERGY SECTOR              40 NUVEEN SEMICONDUCTOR SECTOR
   PORTFOLIO, OCTOBER 1998                          PORTFOLIO, OCTOBER 1998
 9 NUVEEN DOW JONESSM FINANCIAL SERVICES         44 RISK FACTORS
   SECTOR PORTFOLIO, OCTOBER 1998                44 DISTRIBUTIONS
13 NUVEEN DOW JONESSM PHARMACEUTICAL             44 Income and Capital Distributions
   SECTOR PORTFOLIO, OCTOBER 1998                44 INVESTING IN THE TRUST
17 NUVEEN DOW JONESSM PRECIOUS METALS            44 Sales Charges
   SECTOR PORTFOLIO, OCTOBER 1998                45 Dealer Concessions
20 NUVEEN DOW JONESSM TECHNOLOGY SECTOR          45 GENERAL INFORMATION
   PORTFOLIO, OCTOBER 1998                       45 Optional Features
24 NUVEEN COMMUNICATIONS SECTOR                  46 Secondary Market for Units
   PORTFOLIO, OCTOBER 1998                       46 Portfolio Selection
28 NUVEEN CONSUMER ELECTRONICS SECTOR            46 Termination
   PORTFOLIO, OCTOBER 1998                       46 The Sponsor
32 NUVEEN INTERNET SECTOR PORTFOLIO,             47 NOTES TO PORTFOLIOS
   OCTOBER 1998                                  48 STATEMENTS OF CONDITION
                                                 50 REPORT OF INDEPENDENT
                                                    PUBLIC ACCOUNTANTS


"Dow Jones Industrial Average/SM/", The Dow 5/SM/, The Dow 10/SM/, Dow Jones/SM/, Dow Jones Global Indexes/SM/ and "DJIA/SM/" are serv-ice marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by John Nuveen &
Co. Incorporated ("Nuveen" or the "Sponsor") on behalf of cer-tain Trusts. The Trusts are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Trusts.

                                      ---
        SCT-10-98-P                    1

Nuveen Unit Trusts, Series 18

TRUST SUMMARIES AND FINANCIAL HIGHLIGHTS as of October 15, 1998

NUVEEN DOW JONESSM SECTOR PORTFOLIOS

                             ESSENTIAL INFORMATION

GENERAL INFORMATION

Initial Date of Deposit.................................        October 15, 1998
Mandatory Termination Date..............................        October 15, 2003
Record Dates............................................ June 15 and December 15
Distribution Dates...................................... June 30 and December 31

--------------------------------------------------------------------------------

                                    FINANCIAL                PRECIOUS
                           ENERGY   SERVICES  PHARMACEUTICAL  METALS   TECHNOLOGY
                           SECTOR    SECTOR       SECTOR      SECTOR     SECTOR
                          PORTFOLIO PORTFOLIO   PORTFOLIO    PORTFOLIO PORTFOLIO
                          --------- --------- -------------- --------- ----------
TRUST INFORMATION
CUSIP Numbers:            67065Y106 67065Y114   67065Y122    67066Y148 67065Y130
Initial Number of
 Units(1)...............     12,533    12,567      12,559       12,113    12,494
Aggregate Value of Secu-
 rities.................   $124,081  $124,415    $124,342     $119,922  $123,700
Estimated Annual Income
 Distribution per
 Unit(2)................   $0.19279  $0.21343    $0.08035     $0.19575  $0.01782

--------------------------------------------------------------------------------

                                    FINANCIAL                PRECIOUS
                           ENERGY   SERVICES  PHARMACEUTICAL  METALS   TECHNOLOGY
                           SECTOR    SECTOR       SECTOR      SECTOR     SECTOR
                          PORTFOLIO PORTFOLIO   PORTFOLIO    PORTFOLIO PORTFOLIO
                          --------- --------- -------------- --------- ----------
PUBLIC OFFERING PRICE(3)(5)
Aggregate Value of Secu-
 rities per Unit........   $ 9.90    $ 9.90       $ 9.90      $ 9.90     $ 9.90
Plus Maximum Sales
 Charge of 4.50%
 (4.545% of the net
 amount invested)(4)....     0.45      0.45         0.45        0.45       0.45
Less deferred sales
 charge(4)..............     0.35      0.35         0.35        0.35       0.35
Public Offering Price
 per Unit...............   $10.00    $10.00       $10.00      $10.00     $10.00
Maximum Organizational
 and Offering Costs per
 Unit(5)................   $0.022    $0.022       $0.022      $0.022     $0.022

                              EXPENSE INFORMATION

                                   FINANCIAL                PRECIOUS
                          ENERGY   SERVICES  PHARMACEUTICAL  METALS   TECHNOLOGY
                          SECTOR    SECTOR       SECTOR      SECTOR     SECTOR
                         PORTFOLIO PORTFOLIO   PORTFOLIO    PORTFOLIO PORTFOLIO
                         --------- --------- -------------- --------- ----------
SALES CHARGES (MAXIMUM TOTAL 4.50%)(6)
Initial Sales Charge....   1.00%     1.00%        1.00%       1.00%      1.00%
Deferred Sales Charge...   3.50%     3.50%        3.50%       3.50%      3.50%
Total Sales Charge......   4.50%     4.50%        4.50%       4.50%      4.50%

--------------------------------------------------------------------------------

                                    FINANCIAL                PRECIOUS
                           ENERGY   SERVICES  PHARMACEUTICAL  METALS   TECHNOLOGY
                           SECTOR    SECTOR       SECTOR      SECTOR     SECTOR
                          PORTFOLIO PORTFOLIO   PORTFOLIO    PORTFOLIO PORTFOLIO
                          --------- --------- -------------- --------- ----------
ESTIMATED ANNUAL OPERATING EXPENSES
PER UNIT
Trustee's Fee...........  $0.00950  $0.00950     $0.00950    $0.00950   $0.00950
Sponsor's Supervisory
 Fee(7).................  $0.00350  $0.00350     $0.00350    $0.00350   $0.00350
Bookkeeping and Adminis-
 trative Fee(7).........  $0.00250  $0.00250     $0.00250    $0.00250   $0.00250
Evaluator's Fee(8)......  $0.00300  $0.00300     $0.00300    $0.00300   $0.00300
Miscellaneous Expenses
 and Licensing Fees(9)..  $0.00750  $0.00750     $0.00750    $0.00750   $0.00750
Estimated Annual Ex-
 penses.................  $0.02600  $0.02600     $0.02600    $0.02600   $0.02600

--------------------------------------------------------------------------------
ESTIMATED COSTS OVER TIME
The following are the estimated cumulative costs on a $1,000 investment in each of the above Trusts, assuming (as mandated by the Securities and Exchange Com-mission) a 5% annual return, and reinvestment of all distributions:

                                                 ONE YEAR THREE YEARS FIVE YEARS
                                                 -------- ----------- ----------
Nuveen Dow JonesSM Sector Portfolios............  $49.82    $55.14      $60.98

The examples reflect both the estimated operating expenses and maximum sales charge on an increasing investment (had the net annual return been reinvested in a Trust). The examples should not be considered representations of future expenses or annual rates of return; the actual expenses and annual rates of re-turn may be more or less than those used in the examples.

                                      ---

Nuveen Unit Trusts, Series 18

  TRUST SUMMARIES AND FINANCIAL HIGHLIGHTS (CONTINUED) as of October 15, 1998

NUVEEN SECTOR PORTFOLIOS

                             ESSENTIAL INFORMATION

GENERAL INFORMATION

Initial Date of Deposit.................................        October 15, 1998
Mandatory Termination Date..............................        October 15, 2003
Record Dates............................................ June 15 and December 15
Distribution Dates...................................... June 30 and December 31

--------------------------------------------------------------------------------

                                          CONSUMER
                          COMMUNICATIONS ELECTRONICS    INTERNET     RETAIL   SEMICONDUCTOR
                              SECTOR       SECTOR        SECTOR      SECTOR       SECTOR
                            PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
                          -------------- ----------- -------------- --------- --------------
TRUST INFORMATION
CUSIP Numbers:              67066T106     67066T114       67066T122 67066T130      67066T148
Initial Number of
 Units(1)...............       12,534        12,005          12,393    12,627         12,558
Aggregate Value of Secu-
 rities.................     $124,087      $118,854        $122,694  $125,016       $124,329
Estimated Annual Income
 Distribution per
 Unit(2)................     $0.00566      $0.02493  Not Applicable  $0.03867 Not Applicable

--------------------------------------------------------------------------------

                                          CONSUMER
                          COMMUNICATIONS ELECTRONICS INTERNET   RETAIL   SEMICONDUCTOR
                              SECTOR       SECTOR     SECTOR    SECTOR      SECTOR
                            PORTFOLIO     PORTFOLIO  PORTFOLIO PORTFOLIO   PORTFOLIO
                          -------------- ----------- --------- --------- -------------
PUBLIC OFFERING PRICE(3)(5)
Aggregate Value of Secu-
 rities per Unit........      $ 9.90       $ 9.90     $ 9.90    $ 9.90      $ 9.90
Plus Maximum Sales
 Charge of 4.50%
 (4.545% of the net
 amount invested)(4)....        0.45         0.45       0.45      0.45        0.45
Less deferred sales
 charge(4)..............        0.35         0.35       0.35      0.35        0.35
Public Offering Price
 per Unit...............      $10.00       $10.00     $10.00    $10.00      $10.00
Maximum Organizational
 and Offering Costs per
 Unit(5)................      $0.022       $0.022     $0.022    $0.022      $0.022

                              EXPENSE INFORMATION

                                         CONSUMER
                         COMMUNICATIONS ELECTRONICS INTERNET   RETAIL   SEMICONDUCTOR
                             SECTOR       SECTOR     SECTOR    SECTOR      SECTOR
                           PORTFOLIO     PORTFOLIO  PORTFOLIO PORTFOLIO   PORTFOLIO
                         -------------- ----------- --------- --------- -------------
SALES CHARGES (MAXIMUM TOTAL 4.50%)(6)
Initial Sales Charge....      1.00%        1.00%      1.00%     1.00%       1.00%
Deferred Sales Charge...      3.50%        3.50%      3.50%     3.50%       3.50%
Total Sales Charge......      4.50%        4.50%      4.50%     4.50%       4.50%

--------------------------------------------------------------------------------

                                          CONSUMER
                          COMMUNICATIONS ELECTRONICS INTERNET   RETAIL   SEMICONDUCTOR
                              SECTOR       SECTOR     SECTOR    SECTOR      SECTOR
                            PORTFOLIO     PORTFOLIO  PORTFOLIO PORTFOLIO   PORTFOLIO
                          -------------- ----------- --------- --------- -------------
ESTIMATED ANNUAL OPERATING EXPENSES
PER UNIT
Trustee's Fee...........     $0.00950     $0.00950   $0.00950  $0.00950    $0.00950
Sponsor's Supervisory
 Fee(7).................     $0.00350     $0.00350   $0.00350  $0.00350    $0.00350
Bookkeeping and Adminis-
 trative Fee(7).........     $0.00250     $0.00250   $0.00250  $0.00250    $0.00250
Evaluator's Fee(8)......     $0.00300     $0.00300   $0.00300  $0.00300    $0.00300
Miscellaneous Expenses..     $0.00550     $0.00550   $0.00550  $0.00550    $0.00550
Estimated Annual Ex-
 penses per Unit........     $0.02400     $0.02400   $0.02400  $0.02400    $0.02400

--------------------------------------------------------------------------------
ESTIMATED COSTS OVER TIME
The following are the estimated cumulative costs on a $1,000 investment in each of the above Trusts, assuming (as mandated by the Securities and Exchange Com-mission) a 5% annual return, and reinvestment of all distributions:

                                                 ONE YEAR THREE YEARS FIVE YEARS
                                                 -------- ----------- ----------
Nuveen Sector Portfolios........................  $49.62    $54.53      $59.53

The examples reflect both the estimated operating expenses and maximum sales charge on an increasing investment (had the net annual return been reinvested in a Trust). The examples should not be considered representations of future expenses or annual rates of return; the actual expenses and annual rates of re-turn may be more or less than those used in the examples.

                                      ---

--------------------------------------------------------------------------------
Notes to Essential Information and Expense Information:

(1) As of the close of business on the Initial Date of Deposit, the number of Units of a Trust may be adjusted so that the Public Offering Price per Unit will equal approximately $10.00. Thereupon, to the extent of any such ad-justment, the fractional undivided interest per Unit will increase or de-crease accordingly, from the amounts indicated above.

(2) Estimated Annual Income Distributions are based on the most recent ordinary dividend paid on that Security. Estimated Annual Income Distributions per Unit are based on the number of Units, the fractional undivided interest in the Securities per Unit and the aggregate value of the Securities per Unit as of the Initial Date of Deposit. Investors should note that the actual amount of income distributed per Unit by a Trust will vary from the esti-mated amount due to a variety of factors including, changes in the items described in the preceding sentence, expenses and actual dividends declared and paid by the issuers of the Securities.

(3) Each Security listed on a national securities exchange or the NASDAQ Na-tional Market System is valued at the closing sale price, or if no such price exists or if the Security is not so listed, at the closing ask price thereof.

(4) The maximum sales charge consists of an initial sales charge and a deferred sales charge. The initial sales charge represents an amount equal to the difference between the Maximum Total Sales Charge for a Trust of 4.50% of the Public Offering Price and the maximum remaining deferred sales charge (initially $0.35 per Unit). Unitholders will also be assessed a deferred sales charge of $0.07 per Unit, payable on the last business day of each month, over the period commencing May 31, 1999 through September 30, 1999. Subsequent to the Initial Date of Deposit, the amount of the initial sales charge will vary with changes in the aggregate value of the Securities in a Trust. Deferred sales charge payments will be paid from funds in the Capi-tal Account, if sufficient, or from the periodic sale of Securities. Any applicable uncollected deferred sales charge amounts remaining when a Unitholder sells or redeems their Units will be deducted from the sales or redemption proceeds. See "Investing in the Trust-Sales Charges," below and "Public Offering Price" in Part B of this Prospectus for additional infor-mation. On the Initial Date of Deposit there will be no accumulated divi-dends in the Income Account. Anyone ordering Units after such date will pay a pro rata share of any accumulated dividends in such Income Account. The Public Offering Price as shown reflects the value of the Securities at the opening of business on the Initial Date of Deposit and establishes the original proportionate relationship amongst the individual Securities. No sales to investors will be executed at this price. Additional Securities may be deposited during the day of the Initial Date of Deposit. See "Public Offering Price" in Part B of this Prospectus.

(5) Unitholders will bear all or a portion of the costs incurred in organizing a Trust (including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securi-ties and Exchange Commission and states, the initial audit of the Trust portfolio, the initial evaluation, legal fees, the initial fees and ex-penses of the Trustee, and any other non-material out-of-pocket expenses but not the expenses incurred in the printing of preliminary and final pro-spectuses, nor the expenses incurred in the preparation and printing of brochures and other advertising materials or any other selling expenses), as is common for mutual funds. The maximum per Unit organizational and of-fering costs are included in the Public Offering Price per Unit. Actual or-ganizational and offering costs will not exceed the maximum per Unit amount provided herein and will be deducted from the assets of the Trust at the end of the initial offering period (approximately six months). See "Public Offering Price" in Part B of this Prospectus and "Statement of Condition."

(6) The Maximum Initial Sales Charge (as a percentage of the Initial Public Of-fering Price) is the difference between the Maximum Total Sales Charge of 4.50% and the maximum remaining deferred sales charge (initially $0.35 per Unit) and would exceed 1% if the Public Offering Price exceeds $10.00 per Unit. The actual deferred sales charge is $0.07 per Unit per month, irre-spective of the purchase or redemption price, deducted on such dates set forth in "Investing in the Trust." Except as noted in "Investing in the Trust" or "Redemption" in Part B of this Prospectus, if a Unitholder sells or redeems Units before all of these deductions have been made, the balance of the deferred sales charge payments remaining will be deducted from the sales or redemption proceeds. If the Public Offering Price exceeds $10.00 per Unit, the deferred portion of the sales charge will be less than 3.50%; if the Public Offering Price is less than $10.00 per Unit, the deferred portion of the sales charge will be greater than 3.50%.

(7) The Sponsor's Supervisory Fee compensates the Sponsor and/or its affiliates for maintaining surveillance over the portfolio and for performing certain administrative services for the Trusts. In providing such supervisory serv-ices, the Sponsor may purchase research from a variety of sources, which may include dealers of the Trust. The Bookkeeping and Administrative Fee reimburses the Sponsor and/or its affiliates for its costs of providing certain bookkeeping and administrative services for a Trust. Such services include but are not limited to, the preparation of comprehensive tax state-ments and providing account information to Unitholders.

(8) The Evaluator's Fee compensates the Trustee, The Chase Manhattan Bank (the "Evaluator") for providing evaluation services for the Trusts. See "Trust Operating Expenses" in Part B of this Prospectus.

(9) The Miscellaneous Expenses and Licensing Fees include the estimated per Unit costs associated with an annual fee paid by a Trust to Dow Jones for the license to use service marks, trademarks and trade names.

                                      ---

Nuveen Dow JonesSM Energy Sector Portfolio, October 1998

The Nuveen Dow JonesSM Energy Sector Portfolio consists of Securities of en-ergy companies that the Sponsor believes are well-positioned to take advantage of the world's increasing demand for energy. The Trust is diversified across many energy sectors including integrated oil, oil field services and equip-ment, oil and gas exploration and production, oil and gas drilling, oil refin-ing and marketing and natural gas.

Investment Objective. The objective of the Trust is capital appreciation. The Trust will invest in a diversified portfolio of Securities of energy compa-nies. Of course, there is no assurance that the Trust will achieve its objec-tive.

How the Trust Selects Investments. To construct the portfolio, Nuveen follows these steps:

 . selects subgroups from the universe of Dow Jones Global Industry Groups;

 . determines weighting of each subgroup within the portfolio;

 . selects the largest capitalization stocks within each subgroup and weights them appropriately;

 . checks stocks for extraordinary corporate events that may prevent them from meeting the portfolio's quality standards; and

 . examines the next stock on the list in order of market capitalization, if a stock is excluded.

The Energy Sector. Oil and natural gas are leading sources of energy, and the Sponsor believes that a number of recent developments have combined to sustain demand and promote growth in these industries. Technology has lowered costs and improved efficiency in finding and developing oil and gas reserves. Pro-duction costs outside the United States have also declined, making projects more economically feasible and increasing drilling activity.

Analysts believe that over the next 20 years, world oil demand will poten-tially rise with most growth coming from Asia. Also, increasing Asian and Eastern European demand for natural gas may fuel that segment's continued pos-itive growth. Offshore drilling was, at one time, five times as costly as on-shore drilling, but improved accessibility and technological advances have re-duced that gap. Analysts forecast continued long-term growth for the major offshore drilling areas.

SECURITIES SELECTED FOR THE TRUST

AMERADA HESS CORPORATION (AHC)
Amerada Hess Corporation and its subsidiaries explore for, produce, purchase, transport, and sell crude oil, natural gas and petroleum products. Amerada Hess's exploration and production activities are located primarily in the United States, United Kingdom, Norway, and Gabon.

ANADARKO PETROLEUM CORPORATION (APC)
Anadarko Petroleum Corporation is engaged in the exploration, development, production, and marketing of natural gas, crude oil, condensate and natural gas liquids. The company explores for oil in Kansas, Oklahoma, and Texas, as well as offshore in the Gulf of Mexico and in Alaska.

ASHLAND, INC. (ASH)
Ashland, Inc. is an energy and chemical company involved in petroleum and re-fining and marketing, coal and highway construction. The company distributes chemicals and plastics in North America and supplies specialty chemicals worldwide.

ATLANTIC RICHFIELD COMPANY (ARC)
Atlantic Richfield Company and its affiliates explore, produce, and market crude oil, natural gas, and natural gas liquids. The company also refines, markets, and transports petroleum products. Atlantic Richfield owns interests in chemicals and coal, and has created businesses ancillary to its operations, including retail convenience stores, electronic payment systems, and others.

BAKER HUGHES, INC. (BHI)
Baker Hughes, Inc. provides downhole tool technologies, products, and services for the worldwide oilfield service industry. Baker Hughes also produces and markets drilling fluids for oil and gas well drilling.

BG PLC, ADR (BRG)
BG Plc, headquartered in the United Kingdom, engages in the purchase, trans-mission, distribution, transportation, supply and sale of gas in Great Brit-ain. The company also has exploration and production, international down-stream, research and technology and property development activities.

                                      -5--

BRITISH PETROLEUM PLC, ADR (BP)
British Petroleum Plc, headquartered in the United Kingdom, is engaged in the exploration and production of crude oil and natural gas, supply and marketing of petroleum products, and the manufacturing of petrochemicals. The company retails petroleum products throughout the world.

BURLINGTON RESOURCES, INC. (BR)
Burlington Resources, Inc., through its subsidiaries, is engaged in the explo-ration, development, production and marketing of oil and gas. Burlington's op-erations are conducted by five divisions located in New Mexico and Texas.

CHEVRON CORPORATION (CHV)
Chevron Corporation explores for, develops, and produces crude oil and natural gas. The company also refines crude oil into finished petroleum products, as well as markets and transports crude oil, natural gas, and petroleum products. Chevron operates primarily in the U.S. and approximately 90 countries.

DIAMOND OFFSHORE DRILLING, INC. (DO)
Diamond Offshore Drilling, Inc. drills offshore oil and gas wells for client companies. Diamond operates in the waters of six continents.

ELF AQUITAINE, ADR (ELF)
Elf Aquitaine, headquartered in France, explores for, refines and markets pe-troleum. The company manufactures specialty, basic and fine chemicals, poly-mers, plastic additives and metal plating. Elf Aquitaine operates worldwide.

ENI SPA, ADR (E)
ENI SPA, headquartered in Italy, is a major integrated oil and gas company en-gaging in all aspects of the petroleum business. The company also provides oilfield devices, contracting and engineering.

ENRON CORPORATION (ENE)
Enron Corporation is an integrated natural gas and electricity company. Enron also transports, markets, explores for and produces natural gas and crude oil in the United States and internationally.

EXXON CORPORATION (XON)
Exxon Corporation explores for and produces crude oil and natural gas; manu-factures petroleum products; and transports and sells crude oil, natural gas, and petroleum products. The company also manufactures and markets basic petro-chemicals, as well as supplies specialty rubbers and additives for fuels and lubricants.

GLOBAL MARINE, INC. (GLM)
Global Marine, Inc. provides offshore drilling and management services. Global operates primarily in the United States, Gulf of Mexico, the North Sea, and offshore West Africa.

HALLIBURTON COMPANY (HAL)
Halliburton Company is a diversified energy services, engineering, mainte-nance, and construction company. The company provides a broad range of energy services and products, industrial and marine engineering, and construction services.

MOBIL CORPORATION (MOB)
Mobil Corporation operates a worldwide oil and gas exploration and production business, a global marketing and refining complex, and a network of pipelines and tankers. Mobil is also a manufacturer and marketer of petrochemicals, packaging films and specialty chemical products.

OCCIDENTAL PETROLEUM CORPORATION (OXY)
Occidental Petroleum Corporation explores for, develops, produces, and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, polymers and plastics, specialty chemicals and petrochemi-cals. Occidental operates through Occidental Oil and Gas Corporation and Occi-dental Chemical Corporation.

ROYAL DUTCH PETROLEUM COMPANY (RD)
Royal Dutch Petroleum Company, headquartered in the Netherlands, owns 60% of the Royal Dutch/Shell Group of companies. These companies are involved in all phases of the petroleum industry from exploration to final processing and de-livery.

SCHLUMBERGER, LTD. (SLB)
Schlumberger, Ltd. is a diversified company that provides oil and gas explora-tion and production services; manufactures energy, water and communications measurement instruments; and provides communications and information technol-ogy solutions.

SHELL TRANSPORT & TRADING COMPANY, ADR (SC)
Shell Transport & Trading Company, headquartered in the United Kingdom, owns 40% of the Royal Dutch/Shell Group of companies. These companies are involved in all phases of the petroleum industry from exploration to final processing and delivery.


                                      ---

SUN COMPANY, INC. (SUN)
Sun Company, Inc. through its subsidiaries, is principally a petroleum refiner and marketer with interests in coal mining and cokemaking. The company manu-factures and markets a full range of products, including fuels, lubricants, and petrochemicals. Sun also transports crude oil and refined petroleum prod-ucts.

TEXACO, INC. (TX)
Texaco, Inc. and its subsidiaries explore for, produce, transport, refine and market crude oil, natural gas and petroleum products, including petrochemi-cals. The company owns, leases or has interests in extensive production, manu-facturing, marketing, transportation and other facilities throughout the world.

TRANSOCEAN OFFSHORE, INC. (RIG)
Transocean Offshore, Inc. provides deepwater and harsh environment contact drilling services for oil and gas wells. The company currently owns, has in-terests in, or operates mobile offshore drilling rigs, including semisubmersibles, drillships, and jackup rigs. Transocean also provides turn-key drilling, coiled tubing drilling, and well engineering and planning.

WILLIAMS COMPANIES, INC. (WMB)
Williams Companies, Inc. transports natural gas and provides a full range of energy and communications services. The company provides international video satellite and fiber-optic transmission; multi point video- and audio-conferencing; satellite business applications; interactive technical training; on-demand distance learning; and Internet, wireless, and telemarketing servic-es.

Investor Suitability. The Trust is a suitable investment for investors:

 . seeking a unit trust concentrated in the Securities of energy companies; and

 . seeking the opportunity to take advantage of the growth potential of energy companies.

The Trust is not a suitable investment if:

 . you are unwilling to assume the risks inherent in investing in a portfolio concentrated in the Securities of energy companies.

Concentration Risk. The Trust is considered to be concentrated in the Securi-ties of energy companies. Such concentration may subject Unitholders to greater market risk than other investment vehicles that have more diversified portfolios. In particular, companies involved in the energy industry are sub-ject to changes in value and dividend yield which depend to a large extent on the price and supply of unpredictable energy fuels and consumer demand. Also, international politics may cause price and supply fluctuations. In addition, increasing sensitivity to environmental concerns will likely pose serious challenges to the industry over the coming decade. Energy conservation, taxes and the regulatory policies of various governments may also affect the indus-try. See "Risk Factors" herein and in Part B of this Prospectus for an addi-tional discussion of potential risks.

                                      ---

--------------------------------------------------------------------------------

                         NUVEEN UNIT TRUSTS, SERIES 18
            Nuveen Dow JonesSM Energy Sector Portfolio, October 1998 Schedule of Investments at the Initial Date of Deposit, October 15, 1998

                                                             PERCENTAGE OF  MARKET
                                                               AGGREGATE    VALUE      COST OF    CURRENT
NUMBER OF                                             TICKER   OFFERING      PER    SECURITIES TO DIVIDEND
 SHARES           NAME OF ISSUER OF SECURITIES        SYMBOL     PRICE      SHARE       TRUST      YIELD
----------------------------------------------------------------------------------------------------------
           DOW JONESSM OIL DRILLING:                             11.92%
    237    Diamond Offshore Drilling, Inc.             DO         4.02%    $21.0625   $  4,992     2.37%
    516    Global Marine, Inc.                         GLM        3.92%      9.4375      4,870      --
    183    Transocean Offshore, Inc.                   RIG        3.98%     26.9375      4,930     0.45%
           DOW JONESSM OIL, INTEGRATED MAJORS:                   36.03%
     72    Atlantic Richfield Company                  ARC        4.00%     69.0000      4,968     4.13%
     56    British Petroleum Plc (ADR)                 BP         4.00%     88.6875      4,967     2.80%
     59    Chevron Corporation                         CHV        4.00%     84.1875      4,967     2.90%
     83    Elf Aquitaine (ADR)                         ELF        4.02%     60.0625      4,985     1.76%
     67    Exxon Corporation                           XON        4.00%     74.0000      4,958     2.22%
     64    Mobil Corporation                           MOB        4.03%     78.0625      4,996     2.92%
     98    Royal Dutch Petroleum Company (4)           RD         3.98%     50.3750      4,937     2.11%
    134    Shell Transport & Trading Company (ADR)     SC         4.00%     37.0000      4,958     2.78%
     80    Texaco, Inc.                                TX         4.00%     62.1875      4,975     2.89%
           DOW JONESSM OIL, SECONDARY:                           27.97%
     87    Amerada Hess Corporation                    AHC        3.99%     56.8750      4,948     1.05%
    135    Anadarko Petroleum Corporation              APC        4.03%     37.0000      4,995     0.54%
    113    Ashland, Inc.                               ASH        3.97%     43.6250      4,930     2.52%
    136    Burlington Resources, Inc.                  BR         4.01%     36.5625      4,973     1.50%
     82    ENI SPA (ADR)                               E          4.01%     60.6250      4,971     1.75%
    237    Occidental Petroleum Corporation            OXY        3.96%     20.7500      4,918     4.82%
    164    Sun Company, Inc. (ADR)                     SUN        4.00%     30.3125      4,971     3.30%
           DOW JONESSM OTHER OILFIELD EQUIPMENT:                 11.99%
    268    Baker Hughes, Inc.                          BHI        3.97%     18.3750      4,925     2.50%
    175    Halliburton Company                         HAL        3.99%     28.3125      4,955     1.77%
    111    Schlumberger, Ltd.                          SLB        4.03%     45.0000      4,995     1.67%
           DOW JONESSM PIPELINES:                                12.09%
    156    BG Plc (ADR)                                BRG        4.05%     32.2500      5,031     2.43%
     97    Enron Corporation                           ENE        4.01%     51.3125      4,977     1.85%
    181    Williams Companies, Inc.                    WMB        4.03%     27.5625      4,989     2.18%
  -----                                                         -------               --------
  3,591                                                         100.00%               $124,081
  =====                                                         =======               ========

---------
See "Notes to Portfolios."

                                      ---

Nuveen Dow JonesSM Financial Services Sector Portfolio, October 1998

The Nuveen Dow JonesSM Financial Services Sector Portfolio consists of Securi-ties issued primarily by financial services companies. The Trust is diversi-fied across many financial institutions including banks, thrifts, insurance companies, real estate firms and asset management companies.

Investment Objective. The objective of the Trust is capital appreciation. The Trust will invest in a diversified portfolio of Securities of financial serv-ices companies. Of course, there is no assurance that the Trust will achieve its objective.

How the Trust Selects Investments. To construct the portfolio, Nuveen follows these steps:

 . selects subgroups from the universe of Dow Jones Global Industry Groups;

 . determines weighting of each subgroup within the portfolio;

 . selects the largest capitalization stocks within each subgroup and weights them appropriately;

 . checks stocks for extraordinary corporate events that may prevent them from meeting the portfolio's quality standards; and

 . examines the next stock on the list in order of market capitalization, if a stock is excluded.

The Financial Services Sector. Financial institutions continue to establish themselves as comprehensive service providers. The Sponsor believes that a number of developments have combined to fuel growth in this sector. As brokers seek new clients and issuers pursue attractive rates in foreign markets, the industry becomes increasingly global. Additionally, many investors are looking abroad for greater returns and reduced risk through globally diversified port-folios. Because baby boomers have historically undersaved, the Sponsor be-lieves that a prolonged period of large-scale investing could occur as this group advances in age. Analysts believe that inflows in recent years into eq-uity mutual funds are one signal that these individuals are taking responsi-bility for their retirement.

SECURITIES SELECTED FOR THE TRUST

ABN AMRO HOLDING NV, ADR (AAN)
ABN AMRO Holding NV, headquartered in the Netherlands, is a leading interna-tional bank group with nearly $500 billion in assets. The bank offers a vari-ety of financial services, including payment, lending, corporate finance, leasing, treasury, private banking, trade and commodity finance, insurance and investment services.

AMERICAN EXPRESS COMPANY (AXP)
American Express Company provides travel related services, financial advisory services, and international banking services throughout the world.

AMERICAN INTERNATIONAL GROUP, INC. (AIG)
American International Group, Inc. provides a variety of insurance and finan-cial services in the U.S. and internationally. The company writes property, casualty, marine, life, and financial services insurance in approximately 130 countries and jurisdictions.

BANKAMERICA CORPORATION (BAC)
BankAmerica Corporation is the holding company for Bank of America and NationsBank. The company operates in 22 states and the District of Columbia. BankAmerica provides retail banking services, asset management, financial products, corporate finance, specialized finance, capital markets, and finan-cial services.

BANK OF NEW YORK CO., INC. (BK)
Bank of New York Co., Inc. provides a complete range of banking and other services to corporations and individuals worldwide. The bank's services in-clude retail banking, processing of securities, investment management and trust services. The bank operates in the greater New York city area and inter-nationally.

BANK ONE CORPORATION (ONE)
Bank One Corporation, a leading bank holding company, operates in 33 states and provides a full range of consumer and commercial banking related financial services.

BARCLAYS PLC, ADR (BCS)
Barclays Plc, headquartered in the United Kingdom, offers commercial and in-vestment banking, insurance, financial and related services. The company's subsidiary, Barclays Bank Plc, operates over 2,500 branches in the United Kingdom and over 1,000 branches in 76 countries.

CHASE MANHATTAN CORPORATION (CMB)
Chase Manhattan Corporation is a bank holding company which conducts domestic and international financial services through various bank

                                      ---
and non-bank subsidiaries. The company provides corporate finance, wholesale banking, and investment services, as well as emphasizes underwriting, distri-bution, risk management products, and private banking. The subsidiary bank of the company, The Chase Manhattan Bank, is the Trustee of the Trust.

CITIGROUP INC. (CCI)
Citigroup Inc. is a diversified financial services holding company that pro-vides investment services, including asset management, consumer finance serv-ices, property and casualty insurance services, and life insurance services. Subsidiaries include Salomon Smith Barney Holdings Inc., Citibank, Commercial Credit Company, Travelers Property & Casualty Corp., and others.

CREDIT SUISSE GROUP, ADR (CSGKY)
Credit Suisse Group, headquartered in Switzerland, provides universal banking services, including investment, trust and management services and insurance in Switzerland and internationally. Credit Suisse Group is the parent of Credit Suisse First Boston, Credit Suisse and Winterthur.

DEUTSCHE BANK AG, ADR (DTBKY)
Deutsche Bank AG, headquartered in Germany, provides a broad range of banking, investment, fund management, securities, credit card, mortgage, leasing and insurance services worldwide. The company provides its services to retailers and private clients, corporations and financial institutions, as well as mul-ti-national conglomerates.

DRESDNER BANK AG, ADR (DRSDY)
Dresdner Bank AG, headquartered in Germany, provides comprehensive banking services including commercial loans and investment banking services to govern-ments, other banks, industrial and private customers. The bank operates pri-marily in Germany and with 85 offices in over 60 countries.

EQUITY OFFICE PROPERTIES TRUST (EOP)
Equity Office Properties Trust is a fully integrated, self-administered and self-managed real estate investment trust engaged in acquiring, owning, manag-ing, leasing, and renovating office properties and parking facilities.

FANNIE MAE (FNM)
Fannie Mae buys and holds mortgages, and issues and sells guaranteed mortgage-backed securities to facilitate housing ownership for low- to middle-income Americans.

FIFTH THIRD BANCORP (FITB)
Fifth Third Bancorp is the holding company for 14 wholly-owned subsidiaries, including Fifth Third Bank. The banks in this group service Ohio, Florida, Kentucky and Indiana.

FIRST UNION CORPORATION (FTU)
First Union Corporation is a bank holding company for First Union National Bank and First Union Mortgage Corporation. The company provides a wide range of commercial and retail banking and trust services.

FLEET FINANCIAL GROUP, INC. (FLT)
Fleet Financial Group, Inc. is a diversified financial services company. The company's lines of business include investment management, commercial and business banking, mortgage banking, corporate finance, government banking, as-set-based lending, equipment leasing and student loan processing. Fleet branches are located primarily in the northeastern U.S.

ING GROEP NV, ADR (ING)
ING Groep NV, headquartered in the Netherlands, offers a wide range of finan-cial services to individuals, corporations and other institutions. Services include commercial, savings and investment banking, as well as life, property and commercial insurance.

MERRILL LYNCH & CO., INC. (MER)
Merrill Lynch & Co., Inc. is a global financial management and advisory com-pany which serves the needs of both individual and institutional clients with a diverse range of financial services including personal financial planning, trading and brokering, banking and lending, insurance and others.

NATIONAL CITY CORPORATION (NCC)
National City Corporation is a multi-bank holding company which offers a full range of financial services, including investment banking, brokerage, and tra-ditional banking services to individuals and businesses. National City has branch offices in Ohio, Pennsylvania, Michigan, Indiana, Kentucky, and Illi-nois.

NORWEST CORPORATION (NOB)
Norwest Corporation is a diversified financial services company that provides banking, insurance, investments, mortgage, and consumer finance through its offices in all 50 states, Canada, the Caribbean, Latin America and others worldwide.


                                      ---

PUBLIC STORAGE, INC. (PSA)
Public Storage, Inc. is a real estate investment trust that invests primarily in existing mini-warehouses, self service facilities which offer storage space for personal and business use. The company also acquires properties for other commercial and industrial uses.

UBS AG, ADR (UBBSY)
UBS AG, headquartered in Switzerland, is a money center bank that operates globally and has five core business units: private banking, institutional asset management, investment banking, private and corporate customers and private eq-uity.

US BANCORP (USB)
US Bancorp is a bank holding company with subsidiary banks that provide compre-hensive banking, trust investment and payment systems to customers, businesses and institutions.

WACHOVIA CORPORATION (WB)
Wachovia Corporation is a bank holding company that offers retail and corporate banking services. Wachovia maintains over 700 offices and 1300 ATMs in North Carolina, Georgia, South Carolina, and Virginia.

Investor Suitability. The Trust is a suitable investment for investors:

 . seeking a unit trust concentrated in the Securities of financial services companies; and

 . seeking the opportunity to take advantage of the growth potential of finan-cial services companies.

The Trust is not a suitable investment if:

 . you are unwilling to assume the risks inherent in investing in a portfolio concentrated in the Securities of financial services companies.

Concentration Risk. The Trust is considered to be concentrated in the Securi-ties of financial services companies. Such concentration may subject Unitholders to greater market risk than other investment vehicles that have more diversified portfolios. In particular, companies involved in the financial services industry are subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, increased regulation and competi-tion. In addition, such companies are subject to extensive regulation which can negatively impact earnings and the ability of a company to pay dividends. See "Risk Factors" herein and in Part B of this Prospectus for an additional dis-cussion of potential risks.

                                      ---

--------------------------------------------------------------------------------

                         NUVEEN UNIT TRUSTS, SERIES 18
      Nuveen Dow JonesSM Financial Services Sector Portfolio, October 1998 Schedule of Investments at the Initial Date of Deposit, October 15, 1998

                                                              PERCENTAGE OF  MARKET
                                                                AGGREGATE    VALUE      COST OF    CURRENT
NUMBER OF                                              TICKER   OFFERING      PER    SECURITIES TO DIVIDEND
 SHARES           NAME OF ISSUER OF SECURITIES         SYMBOL     PRICE      SHARE       TRUST      YIELD
-----------------------------------------------------------------------------------------------------------
           DOW JONESSM BANKS-MONEY CENTER:                        32.09%
    278    ABN AMRO Holdings NV (ADR)                  AAN         4.06%    $18.1875   $  5,056     2.93%
    115    Bank One Corporation                        ONE         3.99%     43.1250      4,959     3.52%
    105    BankAmerica Corporation                     BAC         4.03%     47.8125      5,020     3.18%
     72    Barclays Plc (ADR)                          BCS         4.00%     69.1250      4,977     3.09%
    118    Chase Manhattan Corporation                 CMB         3.97%     41.8750      4,941     3.44%
     90    Deutsche Bank AG (ADR)                      DTBKY       4.01%     55.3750      4,984     1.30%
    139    Dresdner Bank AG (ADR)                      DRSDY       4.01%     35.8750      4,987     3.45%
    412    UBS AG (ADR)                                UBBSY       4.02%     12.1250      4,996      --
           DOW JONESSM BANKS-US REGIONAL:                         31.90%
    175    Bank of New York Co., Inc.                  BK          4.00%     28.4375      4,977     1.97%
     81    Fifth Third Bancorp                         FITB        3.97%     61.0000      4,941     1.11%
     98    First Union Corporation                     FTU         3.94%     50.0000      4,900     3.36%
    141    Fleet Financial Group, Inc.                 FLT         4.00%     35.3125      4,979     2.78%
     75    National City Corporation                   NCC         3.97%     65.9375      4,945     2.91%
    148    Norwest Corporation                         NOB         3.97%     33.3750      4,940     2.22%
    136    US Bancorp                                  USB         4.01%     36.6875      4,990     1.91%
     58    Wachovia Corporation                        WB          4.04%     86.4375      5,013     2.27%
           DOW JONESSM FINANCIAL SERVICES DIVERSIFIED:            19.99%
     61    American Express Company                    AXP         3.97%     81.0000      4,941     1.11%
    141    Citigroup Inc.                              CCI         4.04%     35.7500      5,041     1.40%
    143    Credit Suisse Group (ADR)                   CSGKY       4.02%     35.0000      5,005     2.04%
     77    Fannie Mae                                  FNM         3.97%     64.0000      4,928     1.50%
    105    ING Groep NV (ADR)                          ING         3.99%     47.3125      4,968     2.46%
           DOW JONESSM INSURANCE-PROPERTY & CASUALTY:              4.00%
     67    American International Group, Inc.          AIG         4.00%     74.2500      4,975     0.30%
           DOW JONESSM REAL ESTATE:                                8.07%
    219    Equity Office Properties Trust              EOP         4.04%     22.9375      5,023     6.45%
    200    Public Storage, Inc.                        PSA         4.03%     25.0625      5,013     3.51%
           DOW JONESSM SECURITIES BROKERS:                         3.95%
    113    Merrill Lynch & Co., Inc.                   MER         3.95%     43.5000      4,916     2.21%
  -----                                                          -------               --------
  3,367                                                          100.00%               $124,415
  =====                                                          =======               ========

---------
See "Notes to Portfolios."

                                      ---

Nuveen Dow JonesSM Pharmaceutical Sector Portfolio, October 1998

The Nuveen Dow JonesSM Pharmaceutical Sector Portfolio consists of Securities of pharmaceutical companies. The Trust is diversified across many industries including biotechnology, generics, proprietary medicines and medical devices and supplies.

Investment Objective. The objective of the Trust is capital appreciation. The Trust will invest in a diversified portfolio of Securities of pharmaceutical companies. Of course, there is no assurance that the Trust will achieve its objective.

How the Trust Selects Investments. To construct the portfolio, Nuveen follows these steps:

 . selects subgroups from the universe of Dow Jones Global Industry Groups;

 . determines weighting of each subgroup within the portfolio;

 . selects the largest capitalization stocks within each subgroup and weights them appropriately;

 . checks stocks for extraordinary corporate events that may prevent them from meeting the portfolio's quality standards; and

 . examines the next stock on the list in order of market capitalization, if a stock is excluded.

The Pharmaceutical Sector. Today's health care environment is ever changing-- from managed care to major medical breakthroughs. The Sponsor believes that a number of developments have combined to fuel growth in this sector. As baby-boomers advance in years, the global over-65 population is predicted to rise through the year 2025. This aging population pressures the industry to con-tinue developing new drugs to improve and prolong life. Managed care's share of the retail pharmaceutical market was less than 30% at the start of the de-cade. The Sponsor believes that the rapid growth of managed care's presence should continue to transform the market place. Key drivers of industry growth include recent legislation that expedites the new drug review process and al-lows the promotion of drugs for unapproved uses under certain circumstances, and the FDA's relaxed rules on direct-to-consumer advertising of prescription drugs.

SECURITIES SELECTED FOR THE TRUST
ABBOTT LABORATORIES (ABT)
Abbott Laboratories discovers, develops, manufactures, and markets a diversi-fied line of human health care products and services. Abbott also produces hospital and laboratory products, including intravenous fluids.

AMERICAN HOME PRODUCTS CORPORATION (AHP)
American Home Products Corporation discovers, develops, manufactures, distrib-utes, and sells health care products and agricultural products.

AMGEN, INC. (AMGN)
Amgen, Inc. discovers, develops, manufactures, and markets human therapeutics based on cellular and molecular biology. Amgen's key products are genetically engineered versions of natural hormones that stimulate production of blood components.

ASTRA AB-CLASS A, ADR (A)
Astra AB, headquartered in Sweden, develops, manufactures and markets pharma-ceuticals. Astra produces agents for gastrointestinal diseases, respiratory diseases, cardiovascular preparations, anesthetics, agents for nervous system disorders and anti-infective agents. Astra markets its products in both Sweden and abroad.

BAXTER INTERNATIONAL, INC. (BAX)
Baxter International, Inc. develops, distributes, and manufactures health-care products, systems, and services. Products are manufactured in 25 countries and sold worldwide.

BIOMET, INC. (BMET)
Biomet, Inc. and its subsidiaries design, develop, produce and market products used primarily by orthopedic medical specialists in both surgical and non-sur-gical therapy. Biomet's products are sold in 100 countries.

BOSTON SCIENTIFIC CORPORATION (BSX)
Boston Scientific Corporation develops, manufactures, and markets minimally invasive medical devices. Boston's products diagnose and treat a variety of medical problems.

BRISTOL-MYERS SQUIBB COMPANY (BMY)
Bristol-Myers Squibb Company, a diversified worldwide health and personal care company, manufactures and markets pharmaceuticals, consumer medicines, beauty care products, nutritionals, and medical devices.

GENENTECH, INC. (GNE)
Genentech, Inc. is a biotechnology company which discovers, develops, manufac-tures, and markets human pharmaceuticals for unmet med-

                                      ---
ical needs. Genentech currently manufactures and markets seven pharmaceutical products in the United States for several serious medical conditions.

GLAXO WELLCOME PLC, ADR (GLX)
Glaxo Wellcome Plc, headquartered in the United Kingdom, researches, develops, manufactures, and markets pharmaceuticals. The company operates 57 countries, while its products are manufactured in 33 countries and sold in over 150.

GUIDANT CORPORATION (GDT)
Guidant Corporation designs, develops, manufactures, and markets products used in cardiac rhythm management, vascular intervention, and cardiac and vascular surgery. Guidant sells its products around the world.

JOHNSON & JOHNSON (JNJ)
Johnson & Johnson manufactures and sells a broad range of products in health care and other fields. J&J's business is divided into the consumer, profes-sional, and pharmaceutical segments.

LILLY (ELI) & COMPANY (LLY)
Eli Lilly and Company is a global research-based pharmaceutical corporation that creates and delivers pharmaceutical-based health care solutions for neu-rological afflictions, endocrine diseases, cancer, cardiovascular diseases, infectious diseases, and women's health problems.

MEDTRONIC, INC. (MDT)
Medtronic, Inc. specializes in implantable and interventional cardiac and neu-rological therapies. Medtronic's products are sold to hospitals and physicians worldwide.

MERCK & COMPANY, INC. (MRK)
Merck & Company, Inc. is a worldwide research-intensive health products com-pany operating through five divisions: human health, managed pharmaceutical care, manufacturing, research, and vaccine.

NOVARTIS AG, ADR (NVTSY)
Novartis AG, headquartered in Switzerland, was created by the merger of Sandoz and Ciba-Geigy, two Swiss pharmaceutical companies. Novartis manufactures health care products for use in a broad range of medical fields, as well as nutritional and agricultural products. Novartis markets its products world-wide.

NOVO-NORDISK A/S, ADR (NVO)
Novo Industri A/S and Nordisk Genofte A/S, headquartered in Denmark, merged in 1989 to form Novo-Nordisk A/S. The company develops, produces and markets pharmaceutical preparations and industrial enzymes. Novo-Nordisk A/S has manu-facturing facilities in several countries.

PFIZER, INC. (PFE)
Pfizer, Inc. is a research-based, global health care company that develops, manufactures, and sells products that improve the quality of life of people around the world. Pfizer operates in three business segments: health care, an-imal health, and consumer health care.

PHARMACIA & UPJOHN, INC. (PNU)
Pharmacia & Upjohn, Inc. is an international pharmaceutical and biotechnological group of companies that manufacture and market a wide assort-ment of subscription and over-the-counter products. The drugs are produced in Europe and the United States and sold worldwide.

RHONE-POULENC S.A., ADR (RP)
Rhone-Poulenc S.A., headquartered in France, manufactures chemicals, polymers, fibers, pharmaceuticals, and agricultural chemicals. Rhone-Poulenc has sales throughout the world, with a concentration in France, the United States and Canada.

ROCHE HOLDING, LTD., ADR (ROHHY)
Roche Holding, Ltd., headquartered in Switzerland, develops and manufactures pharmaceutical and chemical products. Roche distributes its products through-out Europe, the United States, Asia and Latin America.

SCHERING-PLOUGH CORPORATION (SGP)
Schering-Plough Corporation, through its subsidiaries, discovers, develops, manufactures, and markets pharmaceutical and health care products worldwide.

SMITHKLINE BEECHAM PLC, ADR (SBH)
Smithkline Beecham, headquartered in the United Kingdom, discovers, develops, manufactures, and markets pharmaceuticals, vaccines, over-the-counter (OTC) medicines, and health-related consumer products, and provides healthcare serv-ices, including disease management, clinical laboratory testing, and pharma-ceutical benefit management.

WARNER-LAMBERT COMPANY (WLA)
Warner-Lambert Company discovers, develops, manufactures, and markets pharma-ceutical, consumer health care and confectionary products.

ZENECA GROUP PLC, ADR (ZEN)
Zeneca Group, headquartered in the United Kingdom, is a holding company. Through its subsidiaries, the company researches, manufactures, and sells pharmaceutical and agrochemical

                                      ---
products, seeds, specialty chemicals, and other related products. Zeneca dis-tributes and sells its products internationally.

Investor Suitability. The Trust is a suitable investment for investors:

 . seeking a unit trust concentrated in the Securities of pharmaceutical compa-nies; and

 . seeking the opportunity to take advantage of the growth potential of pharma-ceutical companies.

The Trust is not a suitable investment if:

 . you are unwilling to assume the risks inherent in investing in a portfolio concentrated in the Securities of pharmaceutical companies.

Concentration Risk. The Trust is considered to be concentrated in the Securi-ties of pharmaceutical companies. Such concentration may subject Unitholders to greater market risk than other investment vehicles that have more diversified portfolios. In particular, companies involved in the pharmaceuticals industry are subject to governmental regulation of their products and services, a factor which can have a significant unfavorable effect on the price and availability of such products or services. In addition, such companies face the risk of in-creasing competition from generic drug sales, the termination of their patent protection for drug products, and the risk that technological advances will render their products or services obsolete. See "Risk Factors" herein and in Part B of this Prospectus for an additional discussion of potential risks.

                                      ---

--------------------------------------------------------------------------------

                         NUVEEN UNIT TRUSTS, SERIES 18
        Nuveen Dow JonesSM Pharmaceutical Sector Portfolio, October 1998 Schedule of Investments at the Initial Date of Deposit, October 15, 1998

                                                       PERCENTAGE OF  MARKET
                                                         AGGREGATE    VALUE      COST OF    CURRENT
NUMBER OF                                       TICKER   OFFERING      PER    SECURITIES TO DIVIDEND
 SHARES        NAME OF ISSUER OF SECURITIES     SYMBOL     PRICE      SHARE       TRUST      YIELD
----------------------------------------------------------------------------------------------------
           DOW JONESSM BIOTECHNOLOGY:                       7.96%
     67    Amgen, Inc.                          AMGN        3.97%    $73.6875   $  4,937      --
     67    Genentech, Inc.                      GNE         3.99%     74.0000      4,958      --
           DOW JONESSM DRUG COMPANIES:                     68.08%
    112    American Home Products Corporation   AHP         4.03%     44.6875      5,005     2.01%
    299    Astra AB-Class A (ADR)               A           3.95%     16.4375      4,915     1.22%
     50    Bristol-Myers Squibb Company         BMY         3.97%     98.6875      4,934     1.58%
     86    Glaxo Wellcome Plc (ADR)             GLX         3.96%     57.2500      4,924     1.73%
     63    Johnson & Johnson                    JNJ         4.05%     79.8750      5,032     1.25%
     68    Lilly (Eli) & Company                LLY         3.96%     72.5000      4,930     1.10%
     38    Merck & Company, Inc.                MRK         3.95%    129.3750      4,916     1.67%
     64    Novartis AG (ADR)                    NVTSY       4.03%     78.2500      5,008     0.91%
     83    Novo-Nordisk A/S (ADR)               NVO         4.04%     60.5000      5,022     0.67%
     53    Pfizer, Inc.                         PFE         4.11%     96.4375      5,111     0.79%
    102    Pharmacia & Upjohn, Inc.             PNU         4.08%     49.7500      5,075     2.17%
    126    Rhone-Poulenc S.A. (ADR)             RP          3.98%     39.2500      4,946     1.22%
     47    Roche Holding, Ltd. (ADR)            ROHHY       4.01%    106.0000      4,982     0.45%
     52    Schering-Plough Corporation          SGP         3.98%     95.2500      4,953     0.92%
     92    Smithkline Beecham Plc (ADR)         SBH         3.98%     53.7500      4,945     1.52%
     70    Warner-Lambert Company               WLA         4.00%     71.0000      4,970     0.90%
    145    Zeneca Group Plc (ADR)               ZEN         4.00%     34.3750      4,984     1.40%
           DOW JONESSM MEDICAL DEVICES:                    12.03%
    152    Biomet, Inc.                         BMET        4.03%     33.0000      5,016     1.45%
     74    Guidant Corporation                  GDT         4.03%     67.7500      5,014     0.07%
     84    Medtronic, Inc.                      MDT         3.97%     58.6875      4,930     0.44%
           DOW JONESSM MEDICAL SUPPLIES:                   11.93%
    113    Abbott Laboratories                  ABT         3.98%     43.8125      4,951     1.37%
     84    Baxter International, Inc.           BAX         4.03%     59.6250      5,009     1.95%
    100    Boston Scientific Corporation        BSX         3.92%     48.7500      4,875      --
  -----                                                   -------               --------
  2,291                                                   100.00%               $124,342
  =====                                                   =======               ========

---------
See "Notes to Portfolios."

                                      ---

Nuveen Dow Jonessm
Precious Metals Sector Portfolio, October 1998

The Nuveen Dow Jonessm Precious Metals Sector Portfolio consists of Securities of precious metals companies. The Trust is diversified across the precious metals industry including mining, processing, exploration and property devel-opment.

Investment Objective. The objective of the Trust is capital appreciation. The Trust will invest in a diversified portfolio of Securities of precious metals companies. Of course, there is no assurance that the Trust will achieve its objective.

How the Trust Selects Investments. To construct the portfolio, Nuveen follows these steps:

 . selects subgroups from the universe of Dow Jones Global Industry Groups;

 . determines weighting of each subgroup within the portfolio;

 . selects the largest capitalization stocks within each subgroup and weights them appropriately;

 . checks stocks for extraordinary corporate events that may prevent them from meeting the portfolio's quality standards; and

 . examines the next stock on the list in order of market capitalization, if a stock is excluded.

The Precious Metals Sector. The Sponsor believes that world-wide trends and industry dynamics have helped to increase demand and sustain growth in the precious metals sector. Wealthier developing nations and worldwide prosperity have transformed fabricated precious metals, such as jewelry or silverware, from luxury goods to mass market products. Because demand exists across the globe, economic slowdowns in particular regions may be offset by growing de-mand elsewhere. Precious metals mining is extremely capital intensive creating barriers to entry that protect existing producers from increased competition. Also, recent low price levels have forced mining companies to increase effi-ciency. The Sponsor believes that increased efficiencies may produce opportu-nities for profit if price levels increase. When world economies face crisis and turmoil, their respective currencies may erode. As a result, the Sponsor believes that hard assets such as gold may be sought to support those monetary systems.

SECURITIES SELECTED FOR THE TRUST

ANGLOGOLD, LTD., ADR (AU)
Anglogold, Ltd. is a South African holding company engaged in the exploration and mining of gold.

BARRICK GOLD CORPORATION (ABX)
Barrick Gold Corporation, headquartered in Canada, is a Canadian gold mining company engaged in exploration and development in North and South America.

CYPRUS AMAX MINERALS COMPANY (CYM)
Cyprus Amax Minerals Company is a diversified natural resource company that explores for, extracts, processes, and markets mineral resources. Cyprus pro-duces copper, coal, molydbenum, lithium, and more.

DE BEERS CONSOLIDATED MINES, ADR (DBRSY)
De Beers Consolidated Mines, headquartered in South Africa, is a South African holding company engaged in the exploration, mining and production of retail and industrial diamonds.

FREEPORT-MCMORAN COPPER & GOLD, INC. (FCX)
Freeport-McMoran Copper & Gold, Inc. explores, mines, and mills copper, gold, and silver in Irian Jaya, Indonesia. The company is also involved in the smelting and refining of copper concentrates in Spain.

GETCHELL GOLD CORPORATION (GGO)
Getchell Gold Corporation is a mining company that explores for and produces gold from its Getchell Property located in north central Nevada.

HOMESTAKE MINING COMPANY (HM)
Homestake Mining Company is involved in the worldwide exploration, extraction, processing, refining and production of gold bullion.

INCO, LTD. (N)
Inco, Limited, headquartered in Canada mines and produces nickel, copper, co-balt and other precious metals in addition to manufacturing.

NEWMONT MINING CORPORATION (NEM)
Newmont Mining Corporation is engaged in the exploration, development, financ-ing, managing and operation of gold properties worldwide.

PHELPS DODGE CORPORATION (PD)
Phelps Dodge Corporation is a major North American producer of copper, magnet wire, specialty conductors and carbon black. The company has mining operations worldwide.

PLACER DOME, INC. (PDG)
Placer Dome, Inc., headquartered in Canada is engaged in the exploration, ac-quisition, develop-

                                      ---
ment and operation of mineral properties including gold, silver, copper and molybdenum.

Investor Suitability. The Trust is a suitable investment for investors:

 . seeking a unit trust concentrated in the Securities of companies in the pre-cious metals industry; and

 . seeking the opportunity to take advantage of the growth potential of companies in the precious metals industry.

The Trust is not a suitable investment if:

 . you are unwilling to assume the risks inherent in investing in a portfolio concentrated in the Securities of companies in the precious metals industry. Concentration Risk. The Trust is considered to be concentrated in the Securi-ties of companies in the precious metals industry. Such concentration may sub-ject Unitholders to greater market risk than other investment vehicles that have more diversified portfolios. In particular, companies involved in the precious metals industry must contend with extensive regulation, substantial price fluctuations, unpredictable international monetary and other governmen-tal policies and currency issues. See "Risk Factors" herein and in Part B of this Prospectus for an additional discussion of potential risks.

                                      ---

--------------------------------------------------------------------------------

                         NUVEEN UNIT TRUSTS, SERIES 18
       Nuveen Dow JonesSM Precious Metals Sector Portfolio, October 1998 Schedule of Investments at the Initial Date of Deposit, October 15, 1998

                                                           PERCENTAGE OF  MARKET
                                                             AGGREGATE    VALUE      COST OF    CURRENT
NUMBER OF                                           TICKER   OFFERING      PER    SECURITIES TO DIVIDEND
 SHARES          NAME OF ISSUER OF SECURITIES       SYMBOL     PRICE      SHARE       TRUST      YIELD
--------------------------------------------------------------------------------------------------------
           DOW JONESSM OTHER NON-FERROUS METALS:               36.34%
    907    Cyprus Amax Minerals Company             CYM         9.17%    $12.1250   $ 10,997     6.60%
    994    Freeport-McMoran Copper & Gold, Inc. (4) FCX         9.07%     10.9375     10,872     1.83%
  1,029    Inco, Ltd.                               N           8.96%     10.4375     10,740     0.96%
    205    Phelps Dodge Corporation                 PD          9.14%     53.5000     10,968     3.74%
           DOW JONESSM PRECIOUS METALS:                        63.66%
    440    Anglogold, Ltd. (ADR)                    AU          9.15%     24.9375     10,973     4.87%
    548    Barrick Gold Corporation (4)             ABX         9.05%     19.8125     10,857     0.91%
    807    De Beers Consolidated Mines (ADR)        DBRSY       9.13%     13.5625     10,945     3.52%
    715    Getchell Gold Corporation                GGO         9.09%     15.2500     10,904      --
    898    Homestake Mining Co.                     HM          9.13%     12.1875     10,944     0.82%
    503    Newmont Mining Corporation               NEM         9.15%     21.8125     10,972     0.55%
    800    Placer Dome, Inc. (4)                    PDG         8.96%     13.4375     10,750     0.74%
  -----                                                       -------               --------
  7,846                                                       100.00%               $119,922
  =====                                                       =======               ========

---------
See "Notes to Portfolios."

                                      ---

Nuveen Dow JonesSM Technology Sector Portfolio, October 1998

The Nuveen Dow Jonessm Technology Sector Portfolio consists of Securities of technology companies. The Trust is diversified across many technology sectors including computers, computer networking, software, semiconductors and commu-nications.

Investment Objective. The objective of the Trust is capital appreciation. The Trust will invest in a diversified portfolio of Securities of technology com-panies. Of course, there is no assurance that the Trust will achieve its ob-jective.

How the Trust Selects Investments. To construct the portfolio, Nuveen follows these steps:

 . selects subgroups from the universe of Dow Jones Global Industry Groups;

 . determines weighting of each subgroup within the portfolio;

 . selects the largest capitalization stocks within each subgroup and weights them appropriately;

 . checks stocks for extraordinary corporate events that may prevent them from meeting the portfolio's quality standards; and

 . examines the next stock on the list in order of market capitalization, if a stock is excluded.

The Technology Sector. The technological revolution continues to surge forward at speeds once incomprehensible. The Sponsor believes that a number of devel-opments have combined to fuel growth in this sector. The evolution and expan-sion of the Internet has generated tremendous growth opportunities. Internet-driven worldwide revenue in 1996 was estimated at $19 billion; this spending should continue to grow as Internet access increases. The emergence of sub- $1,000 PCs has expanded the home computer market and driven the development of enhanced software for smaller computers. Thus, the functionality and capabili-ties once available only through high-end, costly hardware are now accessible to home users.

PC demand increases as users migrate or upgrade to faster, newer systems. The Sponsor believes that the demand surge that surrounded the arrival of Microsoft Windows 95 could potentially return with Intel's and Microsoft's 1998-1999 product introductions.

SECURITIES SELECTED FOR THE TRUST

ALCATEL S.A., ADR (ALA)
Alcatel S.A., headquartered in France, is engaged in the design, development and supply of telecommunications and multimedia equipment, systems and servic-es. Alcatel is also engaged in the cables, defense, energy and transportation fields.

BMC SOFTWARE, INC. (BMCS)
BMC Software, Inc. provides systems management software solutions for host mainframe and distributed information systems. BMC Software also sells and provides maintenance, enhancement and support services for its products.

CISCO SYSTEMS, INC. (CSCO)
Cisco Systems, Inc. supplies data networking products to the corporate enter-prise and public wide area service provider markets. The company offers a va-riety of products including routers, LAN switches, frame relay/ATM, and remote access concentrators, which allow people to access or transfer information without regard to differences in time, place, or type of computer system.

COMPAQ COMPUTER CORPORATION (CPQ)
Compaq Computer Corporation designs, develops, manufactures and markets a range of computing products, including desktop and portable computers and tower PC servers. The company markets their products primarily to business, home, government, and education customers.

COMPUTER ASSOCIATES INTERNATIONAL, INC. (CA)
Computer Associates International, Inc. designs, develops, markets, licenses and supports a wide range of integrated computer software products. Their products are used with a variety of desktop, midrange, and mainframe comput-ers.

COMPUTER SCIENCES CORPORATION (CSC)
Computer Sciences Corporation provides information technology services through: outsourcing (operating a customer's technology infrastructure); sys-tems integration (designing, developing and implementing information systems); and I/T and management consulting services.

COMPUWARE CORPORATION (CPWR)
Compuware Corporation provides software products and professional services de-signed to increase the productivity of the information system departments of enterprises worldwide.

DELL COMPUTER CORPORATION (DELL)
Dell Computer Corporation designs, develops, manufactures, markets, services and supports a variety of computer systems, including desktops,
                                      20---
notebooks and network servers. They also customize products and services to end users.

ELECTRONIC DATA SYSTEMS CORPORATION (EDS)
Electronic Data Systems Corporation offers systems and technology services, business process management, management consulting and electronic business. Their services include the management of computers, networks, information sys-tems, information processing facilities, business operations, and related per-sonnel.

EMC CORPORATION (EMC)
EMC Corporation designs, manufactures, markets and supports a wide range of storage-related hardware, software and service products for the open systems, mainframe and network attached information storage and retrieval system mar-ket.

ERICSSON (LM), ADR (ERICY)
Ericsson (LM), headquartered in Sweden, is an international manufacturer of advanced systems and products for wired and mobile communications in public and private networks. The company also produces electronic defense systems, cable and network systems and radio communications and components.

GATEWAY 2000, INC. (GTW)
Gateway 2000, Inc. develops, markets, manufactures and supports a broad line of desktop and portable PC's and PC-related products used by business, indi-viduals, government agencies and educational facilities. Gateway also sells peripherals and software.

HBO & COMPANY (HBOC)
HBO & Company designs and sells computerized information systems to the health care industry.

HEWLETT-PACKARD COMPANY (HWP)
Hewlett-Packard Company designs, manufactures and services products and sys-tems for measurement, computation and communications. They also offer systems integration, outsourcing, consulting and other services.

INTEL CORPORATION (INTC)
Intel Corporation designs, manufactures and markets microcomputer components and related products at various levels of integration. Intel's principal com-ponents consist of silicon-based semiconductors etched with complex patterns of transistors. The company also sells conferencing, flash memory, graphics and network and communications products.

INTERNATIONAL BUSINESS MACHINES CORPORATION (IBM)
IBM develops, manufactures and sells advanced technology processing products, including computers and microelectronic technology, software, networking sys-tems and information technology-related services. IBM's operations are world-wide.

LUCENT TECHNOLOGIES, INC. (LU)
Lucent Technologies, Inc. designs, develops and manufactures telecommunica-tions systems, software and products which are sold worldwide.

MICROSOFT CORPORATION (MSFT)
Microsoft Corporation develops, manufactures, licenses and supports a range of software products, including scalable operating systems, server applications, business and consumer productivity applications, software development tools and Internet software and technologies. The company is best known for its "Microsoft MS-DOS," "Microsoft Windows," and "Microsoft Windows 95" operating systems.

MOTOROLA, INC. (MOT)
Motorola, Inc. manufactures and sells a diverse line of electronic equipment and components. Products include communications systems, semiconductors, elec-tronic engine controls and computer systems.

NOKIA CORPORATION, ADR (NOK/A)
Nokia Corporation, headquartered in Finland, is an international telecommuni-cations company. They develop and manufacture mobile phones, networks and sys-tems for cellular and fixed networks.

NORTHERN TELECOM, LTD. (NT)
Northern Telecom, Ltd., headquartered in Canada designs, develops, manufac-tures, markets, sells, finances, installs and services fully digital telecom-munications systems. The company also provides products and services to the telecommunications and cable television industries. Northern Telecom operates in North, Central and South America, the Caribbean, Europe, the Middle East, Asia, and the Pacific Rim.

ORACLE CORPORATION (ORCL)
Oracle Corporation designs, develops, markets and supports computer software products with a variety of uses, including database management, application development and business intelligence and business applications.

SAP AG, ADR (SAP)
SAP AG, headquartered in Germany, is engaged in the design and development of business application software. The company develops software that helps compa-nies link their business

                                      ---
processes, tying together disparate business functions. SAP markets its prod-ucts and services through subsidiaries, distributors and other business part-ners worldwide.

SUN MICROSYSTEMS, INC. (SUNW)
Sun Microsystems, Inc. supplies enterprise network computing products. This in-cludes desktop systems, servers, storage subsystems, network switches, soft-ware, microprocessors and a full range of services and support. Sun's products are used for many demanding commercial and technical applications in various industries.

3COM CORPORATION (COMS)
3Com Corporation provides networking solutions that include switches, hubs, re-mote access systems, routers, network management software, network interface cards, modems and organizers.

Investor Suitability. The Trust is a suitable investment for investors:

 . seeking a unit trust concentrated in the Securities of technology companies;
  and

 . seeking the opportunity to take advantage of the growth potential of tech-nology companies.

The Trust is not a suitable investment if:

 . you are unwilling to assume the risks inherent in investing in a portfolio concentrated in the Securities of technology companies.

Concentration Risk. The Trust is considered to be concentrated in the Securi-ties of technology companies. Such concentration may subject Unitholders to greater market risk than other investment vehicles that have more diversified portfolios. In particular, companies involved in the technology industry must contend with rapidly changing technology, worldwide competition, rapid obsoles-cence of products and services, cyclical market patterns, evolving industry standards and frequent new product introductions. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have an adverse effect on an issuer's operating results. In addition, operating results and customer rela-tionships could be adversely affected by an increase in price for, or an inter-ruption or reduction in supply of, any key components and the failure of the issuer to comply with rigorous industry standards. See "Risk Factors" herein and in Part B of this Prospectus for an additional discussion of potential risks.

                                      ---

--------------------------------------------------------------------------------

                         NUVEEN UNIT TRUSTS, SERIES 18
          Nuveen Dow JonesSM Technology Sector Portfolio, October 1998 Schedule of Investments at the Initial Date of Deposit, October 15, 1998

                                                              PERCENTAGE OF
                                                                AGGREGATE    MARKET      COST OF    CURRENT
NUMBER OF                                              TICKER   OFFERING    VALUE PER SECURITIES TO DIVIDEND
 SHARES           NAME OF ISSUER OF SECURITIES         SYMBOL     PRICE       SHARE       TRUST      YIELD
------------------------------------------------------------------------------------------------------------
           DOW JONESSM COMMUNICATIONS TECHNOLOGY:                 31.93%
    248    Alcatel S.A. (ADR)                          ALA         3.91%    $ 19.5000   $  4,836     1.65%
     94    Cisco Systems, Inc.                         CSCO        3.96%      52.1250      4,900
    248    Ericsson (LM) (ADR)                         ERICY       4.00%      19.9375      4,945     0.94%
     74    Lucent Technologies, Inc.                   LU          3.99%      66.7500      4,940     0.24%
    106    Motorola, Inc.                              MOT         4.00%      46.6250      4,942     1.03%
     69    Nokia Corporation (ADR)                     NOK/A       4.06%      72.8750      5,028     0.78%
    157    Northern Telecom, Ltd. (4)                  NT          3.98%      31.3750      4,926     0.96%
    169    3Com Corporation                            COMS        4.03%      29.5000      4,986
           DOW JONESSM COMPUTERS:                                 27.81%
    193    Compaq Computer Corporation                 CPQ         3.98%      25.5000      4,922     0.24%
     93    Dell Computer Corporation                   DELL        3.97%      52.7500      4,906
     92    EMC Corporation                             EMC         4.06%      54.6250      5,026     0.41%
    110    Gateway 2000, Inc.                          GTW         4.00%      44.9375      4,943
     94    Hewlett-Packard Company                     HWP         3.78%      49.7500      4,677     1.29%
     38    International Business Machines Corporation IBM         4.01%     130.5000      4,959     0.67%
    106    Sun Microsystems, Inc.                      SUNW        4.01%      46.8125      4,962
           DOW JONESSM SEMICONDUCTOR:                              4.00%
     60    Intel Corporation                           INTC        4.00%      82.5625      4,954     0.19%
           DOW JONESSM SOFTWARE:                                  36.26%
    109    BMC Software, Inc.                          BMCS        4.00%      45.3750      4,946
    147    Computer Associates International, Inc.     CA          4.09%      34.4375      5,062     0.46%
     87    Computer Sciences Corporation               CSC         4.03%      57.2500      4,981     0.01%
    110    Compuware Corporation                       CPWR        4.03%      45.3750      4,991
    143    Electronic Data Systems Corporation         EDS         4.03%      34.8750      4,987     1.72%
    185    HBO & Company                               HBOC        4.04%      27.0000      4,995     0.30%
     50    Microsoft Corporation                       MSFT        4.05%     100.1875      5,009
    194    Oracle Corporation                          ORCL        4.03%      25.6875      4,983
    135    SAP AG (ADR)                                SAP         3.96%      36.2500      4,894     0.26%
  -----                                                          -------                --------
  3,111                                                          100.00%                $123,700
  =====                                                          =======                ========

---------
See "Notes to Portfolios."

                                      ---

Nuveen Communications Sector Portfolio, October 1998

The Nuveen Communications Sector Portfolio consists of Securities of communi-cations companies that the Sponsor believes are well-positioned to take advan-tage of the world's increasing demand for communications equipment. The Trust is diversified across many communications industries including design, distri-bution, manufacturing and sales of communications equipment.

Investment Objective. The objective of the Trust is capital appreciation. The Trust will invest in a diversified portfolio of Securities of communications companies. Of course, there is no assurance that the Trust will achieve its objective.

How the Trust Selects Investments. To construct the portfolio, Nuveen follows these steps:

 . selects Industry Groups from various indexes that comprise the sector;

 . determines weighting of each Industry Group within the portfolio;

 . assesses the relative attractiveness of stocks within each Industry Group;

 . checks stocks for extraordinary corporate events that may prevent them from meeting the portfolio's quality standards; and

 . examines the next stock on the list in order of market capitalization, if a stock is excluded.

The Communications Sector. The Sponsor believes that recent technological in-novations and other industry developments have combined to sustain demand and promote growth in the communications sector. Opportunities for communications companies have increased greatly in recent years. In early 1998, telecommuni-cations services markets opened in 72 countries, representing 90% of worldwide industry revenues. The Sponsor believes that the expanded global market has the potential to boost the revenue prospects of many U.S. telecommunications companies.

Increased demand in the wireless segment of the communications sector has also fostered growth in the industry. Current technological advances that allow a single device to provide numerous data and voice services have reduced equipment requirements and helped increase demand for wireless devices. In addition, deregulation has helped to fuel innovation and reduce costs. The Sponsor believes that cheaper, more convenient wireless communications will better penetrate the consumer marketplace and increase demand for these services.

Although costlier than traditional means of providing data and voice services, telecommunications companies have increased their reliance upon satellites to provide such services. The use of satellites has increased the availability and convenience of telecommunications services. Leaders around the world have recognized the importance of this technology and have sought to help provide for greater access to satellite technology services. In 1997, for instance, 185 countries met to discuss policy for making such services available world-wide.

SECURITIES SELECTED FOR THE TRUST.

ADC TELECOMMUNICATIONS, INC. (ADCT)
ADC Telecommunications, Inc. designs, manufactures, and markets enterprise networking systems, transmission and connectivity products for use in fiber optic, twisted pair, coaxial and wireless broadband global networks. The company's products are used by telephone companies as well as other public and private voice, data and video network providers.

AIRTOUCH COMMUNICATIONS, INC. (ATI)
AirTouch Communications, Inc. together with its subsidiaries, provides wire-less telecommunications and paging services. The company markets its cellular services in the United States, Europe, and Asia under the "AirTouch Cellular" name.

ALCATEL S.A., ADR (ALA)
Alcatel S.A., headquartered in France is engaged in the design, development and supply of telecommunications and multimedia equipment, systems and servic-es. Alcatel is also engaged in the cables, defense, energy and transportation fields.

CISCO SYSTEMS, INC. (CSCO)
Cisco Systems, Inc. supplies data networking products to the corporate enter-prise and public wide area service provider markets. The company offers a va-riety of products including routers, LAN switches, frame relay/ATM, and remote access concentrators, which allow people to access or transfer information without regard to differences in time, place, or type of computer system.

COMVERSE TECHNOLOGY, INC. (CMVT)
Comverse Technology, Inc. designs, develops, manufactures, markets and sup-ports computer

                                      ---
and telecommunications systems and software for multimedia communications and information processing applications. The company's customers include fixed and wireless telephone network operators, government agencies, call centers, fi-nancial institutions, and other organizations.

ECI TELECOMMUNICATIONS, LTD. (ECILF)
ECI Telecommunications, Ltd., headquartered in Israel, designs, develops, manufactures and markets digital telecommunications and data transmission sys-tems for corporations. The company's systems provide capacity expansion, flex-ibility and management functions that better utilize existing and new telecom-munications, data and integrated networks.

ELECTRIC LIGHTWAVE, INC. (ELIX)
Electric Lightwave, Inc. is a fully-integrated, facilities based competitive local exchange carrier that provides voice and data communications services to retail customers, primarily large- and medium-sized communications-intensive businesses, as well as wholesale customers. The company provides its services in five markets in the western United States.

GLOBALSTAR TELECOMMUNICATIONS, LTD. (GSTRF)
Globalstar Telecommunications, Ltd. builds and operates a worldwide low earth orbit satellite-based digital telecommunications system. Globalstar offers voice telephone and other digital telecommunications services such as data transmission, paging, facsimile and position location to areas underserved or not served by existing telecommunication services.

ICG COMMUNICATIONS, INC. (ICGX)
ICG Communications, Inc. provides competitive local access and competitive lo-cal exchange telecommunications services in the United States. The company also provides a wide range of network systems integration, maritime and inter-national satellite transmission services.

IRIDIUM WORLD COMMUNICATIONS, INC. (IRIDF)
Iridium World Communications, Inc. is a member of Iridium LLC. The company is developing and commercializing the first global, low orbit, satellite mobile wireless communications system. The system will allow subscribers to send and receive telephone calls from anywhere in the world.

LUCENT TECHNOLOGIES, INC. (LU)
Lucent Technologies, Inc. designs, develops and manufactures telecommunica-tions systems, software and products which are sold worldwide.

MCI WORLDCOM, INC. (WCOM)
MCI WorldCom, Inc. provides facilities-based fully integrated telecommunica-tions services to business, government and consumer customers from a network of fiber optic cables, digital microwave, and satellite stations. The company also provides end-to-end high-capacity connectivity to more than 35,000 build-ings worldwide. MCI WorldCom operates in more than 65 countries in the Ameri-cas, Europe, and the Asia-Pacific regions.

NICE SYSTEMS, LTD., ADR (NICEY)
NICE Systems, Ltd., headquartered in Israel, develops, designs, manufactures, markets and services a family of computer telephony integration products that record, log, archive, retrieve and manage voice and fax information. The com-pany also develops, designs, manufactures and markets communications intel-ligence systems that are used to detect, identify, locate, monitor and record transmissions.

NOKIA CORPORATION, ADR (NOK/A)
Nokia Corporation, headquartered in Finland, is an international telecommuni-cations company. They develop and manufacture mobile phones, networks and sys-tems for cellular and fixed networks.

NORTHERN TELECOM, LTD. (NT)
Northern Telecom, Ltd., headquartered in Canada, designs, develops, manufac-tures, markets, sells, finances, installs and services fully digital telecom-munications systems. The company also provides products and services to the telecommunications and cable television industries. Northern Telecom operates in North, Central and South America, the Caribbean, Europe, the Middle East, Asia, and the Pacific Rim.

OMNIPOINT CORPORATION (OMPT)
Omnipoint Corporation designs, develops, manufactures and markets wireless digital communications products and services. The company currently provides advanced wireless communications services in New York, New Jersey, Connecti-cut, eastern Pennsylvania, Delaware, Massachusetts, New Hampshire, Rhode Is-land, and southern Florida.

QUALCOMM, INC. (QCOM)
QUALCOMM, Inc. develops, manufactures, markets, and licenses and operates ad-vanced communications systems and products based on its proprietary digital wireless technologies. The company's primary products include wireless, geo-stationary satellite-based mobile, and orbital satellite communications sys-tems.

                                      ---

QWEST COMMUNICATIONS INTERNATIONAL, INC. (QWST)
Qwest Communications International, Inc. provides communications services to interexchange carriers, other communications entities and to businesses and consumers. The company also constructs and installs fiber optic communications systems for interexchange carriers and other communications entities, as well as for its own use. Qwest currently provides its services in 48 states.

SBC COMMUNICATIONS, INC. (SBC)
SBC Communications, Inc. is a holding company whose subsidiaries include Southwestern Bell, Pacific Bell and Cellular One. One of the largest local-service phone companies in the United States, SBC provides a variety of commu-nications services, including cable television, directory publishing, Internet access, and wireless telecommunications services and equipment.

SKYTEL COMMUNICATIONS, INC. (SKYT)
SkyTel Communications, Inc. operates wireless messaging services in the United States. The company delivers one-way wireless messaging services by means of SkyTel's ground-based transmitter system, leased satellite facilities and pro-prietary messaging technology and software.

SPRINT CORPORATION (FON)
Sprint Corporation is a holding company whose subsidiaries provide domestic and international long distance and local exchange telecommunications servic-es. The company operates a nationwide all-digital, high-speed, fiber optic network in the United States and provides advanced data communications servic-es.

TELLABS, INC. (TLAB)
Tellabs, Inc. designs, manufactures, markets, and services voice, data, and video transport and network access systems. The company's products are used worldwide by public telephone companies, long-distance carriers, alternate service providers, cellular service providers, cable operators, government agencies, utilities, and business end-users.

US CELLULAR CORPORATION (USM)
US Cellular Corporation, a Chicago-based company, manages and invests in cel-lular systems throughout the United States. The Company currently manages op-erational systems serving 2.0 million customers in 143 markets, mostly in small cities, rural and suburban areas.

VANGUARD CELLULAR SYSTEMS, INC. (VCELA)
Vanguard Cellular Systems, Inc. operates cellular telephone systems. The com-pany serves subscribers located in five metro-clusters comprised of 29 markets in the Eastern United States, including the Mid-Atlantic and Ohio Valley Su-per-Systems and the Florida, Carolinas, and New England metro-clusters.

WESTERN WIRELESS CORPORATION (WWCA)
Western Wireless Corporation provides wireless communications services in the western United States. The company offers cellular service marketed under the "Cellular One" name in 17 states, and provides personal communications serv-ices marketed under the "VoiceStream" name.


Investor Suitability. The Trust is a suitable investment for investors:

 . seeking a unit trust concentrated in the Securities of communications compa-nies; and

 . seeking the opportunity to take advantage of the growth potential of commu-nications companies.

The Trust is not a suitable investment if:

 . you are unwilling to assume the risks inherent in investing in a portfolio concentrated in the Securities of communications companies.


Concentration Risk. The Trust is considered to be concentrated in the Securi-ties of communications companies. Such concentration may subject Unitholders to greater market risk than other investment vehicles that have more diversi-fied portfolios. In particular, companies involved in the communications in-dustry must contend with rapidly changing technology, competition, rapid obso-lescence of products and services, cyclical market patterns, evolving industry standards, deregulation and frequent new product introductions. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have an adverse effect on an issuer's operating results. In addition, operation results and customer relationships could be adversely affected by an increase in price for, or an interruption or reduction in supply of, any key components and the failure of the issuer to comply with rigorous industry standards. See "Risk Factors" herein and in Part B of this Prospectus for an additional discussion of potential risks.

                                      ---

--------------------------------------------------------------------------------

                         NUVEEN UNIT TRUSTS, SERIES 18
              Nuveen Communications Sector Portfolio, October 1998
    Schedule of Investments at the Initial Date of Deposit, October 15, 1998

                                                           PERCENTAGE OF  MARKET
                                                             AGGREGATE    VALUE      COST OF    CURRENT
NUMBER OF                                           TICKER   OFFERING      PER    SECURITIES TO DIVIDEND
 SHARES          NAME OF ISSUER OF SECURITIES       SYMBOL     PRICE      SHARE       TRUST      YIELD
--------------------------------------------------------------------------------------------------------
           TELECOM EQUIPMENT/DATA NETWORKING:                  43.79%
    267    ADC Telecommunications, Inc.             ADCT        3.95%    $18.3750   $  4,906
    248    Alcatel S.A. (ADR)                       ALA         3.90%     19.5000      4,836     1.65%
     94    Cisco Systems, Inc.                      CSCO        3.95%     52.1250      4,900
    149    Comverse Technology, Inc.                CMVT        4.04%     33.6875      5,019
    224    ECI Telecommunications, Ltd. (4)         ECILF       4.02%     22.2500      4,984     0.90%
     74    Lucent Technologies, Inc.                LU          3.98%     66.7500      4,940     0.24%
    367    NICE Systems, Ltd. (ADR)                 NICEY       4.03%     13.6250      5,000
     69    Nokia Corporation (ADR)                  NOK/A       4.05%     72.8750      5,028     0.78%
    157    Northern Telecom, Ltd. (4)               NT          3.97%     31.3750      4,926     0.96%
    108    QUALCOMM, Inc.                           QCOM        3.97%     45.5625      4,921
    124    Tellabs, Inc.                            TLAB        3.93%     39.3125      4,875
           TELECOMMUNICATION & INTERNET SERVICES:              24.05%
    769    Electric Lightwave, Inc.                 ELIX        3.95%      6.3750      4,902
    336    ICG Communications, Inc.                 ICGX        3.99%     14.7500      4,956
    105    MCI Worldcom, Inc.                       WCOM        4.02%     47.5000      4,988
    155    Qwest Communications International, Inc. QWST        4.03%     32.2500      4,999
    115    SBC Communications, Inc.                 SBC         4.02%     43.3750      4,988     2.16%
     67    Sprint Corporation                       FON         4.04%     74.7500      5,008     1.34%
           WIRELESS SERVICES/SATELLITES:                       32.16%
    101    AirTouch Communications, Inc.            ATI         4.03%     49.5000      5,000
    473    Globalstar Telecommunications, Ltd.      GSTRF       4.00%     10.5000      4,967
    145    Iridium World Communications, Inc.       IRIDF       4.05%     34.6250      5,021
    821    Omnipoint Corporation                    OMPT        4.01%      6.0625      4,977
    386    Skytel Communications, Inc.              SKYT        4.02%     12.9375      4,994
    158    US Cellular Corporation                  USM         4.02%     31.5625      4,987
    225    Vanguard Cellular Systems, Inc.          VCELA       4.05%     22.3125      5,020
    302    Western Wireless Corporation             WWCA        3.98%     16.3750      4,945
  -----                                                       -------               --------
  6,039                                                       100.00%               $124,087
  =====                                                       =======               ========

---------
See "Notes to Portfolios."

                                      ---

Nuveen Consumer Electronics Sector Portfolio, October 1998

The Nuveen Consumer Electronics Sector Portfolio consists of Securities of consumer electronics companies that the Sponsor believes are well-positioned to take advantage of the world's increasing demand for consumer electronics equipment. The Trust is diversified across many consumer electronics indus-tries including design, distribution, manufacturing and sales of consumer electronic equipment.

Investment Objective. The objective of the Trust is capital appreciation. The Trust will invest in a diversified portfolio of Securities of consumer elec-tronics companies. Of course, there is no assurance that the Trust will achieve its objective.

How the Trust Selects Investments. To construct the portfolio, Nuveen follows these steps:

 . selects Industry Groups from various indexes that comprise the sector;

 . determines weighting of each Industry Group within the portfolio;

 . assesses the relative attractiveness of stocks within each Industry Group;

 . checks stocks for extraordinary corporate events that may prevent them from meeting the portfolio's quality standards; and

 . examines the next stock on the list in order of market capitalization, if a stock is excluded.


The Consumer Electronics Sector. The Sponsor believes that technological inno-vations and industry trends have combined to sustain demand and promote growth in the consumer electronics sector. Breakthroughs in digital and portable technology have helped to foster this growth. Digital technology already enhances audio quality and will heighten video performance before 2000. In re-sponse to consumer demand, digital televisions will hit stores by Fall 1998. Portable technology has freed individuals from the constraints of stationary or cumbersome information devices. Hand-held organizers and PCs are quickly becoming more commonplace and will progress as consumer demand evolves. The increased usage of "virtual offices," resulting in part from the access pro-vided by the Internet, has also helped to promote industry growth. In re-sponse, a wide variety of consumer electronics designed to improve the effi-ciency of remote offices is now available.

SECURITIES SELECTED FOR THE TRUST

APPLE COMPUTER, INC. (AAPL)
Apple Computer, Inc. designs, develops, produces, markets and services micro-processor-based personal computers, and related personal computing and commu-nicating solutions.

BEST BUY COMPANY, INC. (BBY)
Best Buy Company, Inc. retails consumer electronics, home office equipment, entertainment software, and appliances. The company operates over 250 stores located in 32 states.

C-CUBE MICROSYSTEMS INC. (CUBE)
C-Cube Microsystems Inc. uses digital video compression technology to develop new or enhanced applications in the consumer electronics, computer, and commu-nications markets, including video compact disc and digital video disk play-ers, desktop video production equipment, direct broadcast satellite systems, and wireless cable systems.

CIRCUIT CITY STORES-CIRCUIT CITY GROUP (CC)
Circuit City Stores-Circuit City Group is a specialty retailer of brandname consumer electronics and major appliances operating 500 stores throughout the US. Circuit City also operates 7 CarMax Group used-car dealerships located in the southeast and Florida.

EASTMAN KODAK COMPANY (EK)
Eastman Kodak Company develops, manufactures and markets consumer and commer-cial imaging products. The company's imaging systems include films, photo-graphic papers and chemicals, processing services, cameras, and projectors.

EMC CORPORATION (EMC)
EMC Corporation designs, manufactures, markets and supports a wide range of storage-related hardware, software and service products for the open systems, mainframe and network attached information storage and retrieval system mar-ket.

HEWLETT-PACKARD COMPANY (HWP)
Hewlett-Packard Company designs, manufactures and services products and sys-tems for measurement, computation and communications. They also offer systems integration, outsourcing, consulting and other services.

                                      ---

MOTOROLA, INC. (MOT)
Motorola, Inc. manufactures and sells a diverse line of electronic equipment and components. Products include communications systems, semiconductors, elec-tronic engine controls and computer systems.

NOKIA CORPORATION, ADR (NOK/A)
Nokia Corporation, headquartered in Finland, is an international telecommuni-cations company. They develop and manufacture mobile phones, networks and sys-tems for cellular and fixed networks.

ORBITAL SCIENCES CORPORATION (ORB)
Orbital Sciences Corporation is a space technology and satellite services com-pany that designs, manufactures, operates and markets a broad range of space products and services. These products include launch vehicles, spacecraft, satellite ground systems and software, satellite communications, navigation and Earth observation services.

PHILIPS ELECTRONICS, NV, ADR (PHG)
Philips Electronics, headquartered in the Netherlands, is a global conglomer-ate operating in six areas: consumer products, components/semiconductors, software and services, lighting, professional products/systems and plastic. The company's products are sold worldwide.

SONY CORPORATION, ADR (SNE)
Sony Corporation, headquartered in Japan, develops and manufactures consumer and industrial electronic equipment including audio, video, televisions, semi-conductors, peripherals and telecommunications equipment. Sony is also in-volved in worldwide music and image-based software.

TEXAS INSTRUMENTS, INC. (TXN)
Texas Instruments, Inc. is a global semiconductor company and a leading de-signer and supplier of digital signal processing solutions.

VITESSE SEMICONDUCTOR CORPORATION (VTSS)
Vitesse Semiconductor Corporation designs, develops, markets and manufactures digital gallium arsenide integrated circuits for telecommunications, data com-munications and automated test equipment systems providers.

3COM CORPORATION (COMS)
3Com Corporation provides networking solutions that include switches, hubs, remote access systems, routers, network management software, network interface cards, modems and organizers.

Investor Suitability. The Trust is a suitable investment for investors:

 . seeking a unit trust concentrated in the Securities of consumer electronics companies; and

 . seeking the opportunity to take advantage of the growth potential of con-sumer electronics companies.

The Trust is not a suitable investment if:

 . you are unwilling to assume the risks inherent in investing in a portfolio concentrated in the Securities of consumer electronics companies.

                                      ---

Concentration Risk. The Trust is considered to be concentrated in the Securi-ties of consumer electronics companies. Such concentration may subject Unitholders to greater market risk than other investment vehicles that have more diversified portfolios. In particular, companies involved in the consumer electronics industry must contend with rapidly changing technology, competi-tion, rapid production obsolescence, cyclical market patterns, evolving indus-try standards and frequent new product introductions. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have an adverse effect on an issuer's operating results. In addition, operation results and customer re-lationships could be adversely affected by an increase in price for, or an in-terruption or reduction in supply of, any key components and the failure of the issuer to comply with rigorous industry standards. See "Risk Factors" herein and in Part B of this Prospectus for an additional discussion of potential risks.


                                      ---

--------------------------------------------------------------------------------

                         NUVEEN UNIT TRUSTS, SERIES 18
           Nuveen Consumer Electronics Sector Portfolio, October 1998 Schedule of Investments at the Initial Date of Deposit, October 15, 1998

                                                          PERCENTAGE OF  MARKET
                                                            AGGREGATE    VALUE      COST OF    CURRENT
NUMBER OF                                          TICKER   OFFERING      PER    SECURITIES TO DIVIDEND
 SHARES         NAME OF ISSUER OF SECURITIES       SYMBOL     PRICE      SHARE       TRUST      YIELD
-------------------------------------------------------------------------------------------------------
           CONSUMER ELECTRONICS:                             100.00%
    211    Apple Computer, Inc.                    AAPL        6.59%    $37.1250   $  7,833
    226    Best Buy Company, Inc.                  BBY         6.61%     34.7500      7,854
    489    C-Cube Microsystems Inc.                CUBE        6.79%     16.5000      8,069
    246    Circuit City Stores--Circuit City Group CC          6.73%     32.5000      7,995     0.43%
    109    Eastman Kodak Company                   EK          6.67%     72.7500      7,930     2.42%
    147    EMC Corporation                         EMC         6.76%     54.6250      8,030     0.41%
    151    Hewlett-Packard Company                 HWP         6.32%     49.7500      7,512     1.29%
    170    Motorola, Inc.                          MOT         6.67%     46.6250      7,926     1.03%
    110    Nokia Corporation (ADR)                 NOK/A       6.74%     72.8750      8,016     0.78%
    321    Orbital Sciences Corporation            ORB         6.77%     25.0625      8,045
    142    Philips Electronics, NV (ADR)           PHG         6.65%     55.6250      7,899     1.48%
    116    Sony Corporation (ADR)                  SNE         6.78%     69.4375      8,055     0.45%
    151    Texas Instruments, Inc.                 TXN         6.65%     52.3125      7,899     0.65%
    333    Vitesse Semiconductor Corporation       VTSS        6.57%     23.5000      7,826
    270    3Com Corporation                        COMS        6.70%     29.5000      7,965
  -----                                                      -------               --------
  3,192                                                      100.00%               $118,854
  =====                                                      =======               ========

---------
See "Notes to Portfolios."

                                      ---

Nuveen Internet Sector Portfolio, October 1998

The Nuveen Internet Sector Portfolio consists of Securities of Internet compa-nies that the Sponsor believes are well-positioned to take advantage of the world's increasing demand for Internet products and services. The Trust is di-versified across many Internet products and services industries including browser software, hardware, networking equipment, service provider and network security.

Investment Objective. The objective of the Trust is capital appreciation. The Trust will invest in a diversified portfolio of Securities of Internet compa-nies. Of course, there is no assurance that the Trust will achieve its objec-tive.

How the Trust Selects Investments. To construct the portfolio, Nuveen follows these steps:

 . selects Industry Groups from various indexes that comprise the sector;

 . determines weighting of each Industry Group within the portfolio;

 . assesses the relative attractiveness of stocks within each Industry Group;

 . checks stocks for extraordinary corporate events that may prevent them from meeting the portfolio's quality standards; and

 . examines the next stock on the list in order of market capitalization, if a stock is excluded.

The Internet Sector. The Internet is one of the most rapidly expanding commer-cial phenomena ever witnessed. The Sponsor believes that recent industry trends have stimulated both growth and demand. The number of users of the Internet has grown exponentially. Recent rapid growth in the personal computer industry has increased Internet growth potential through an expanded universe of users as personal computers are the most prevalent gateway to the Internet. Despite the increased popularity of the Internet, only 18% of U.S. households and 132 countries worldwide were accessing the Internet at the end of 1997. The Sponsor believes that this low rate of penetration indicates great poten-tial for Internet growth.

SECURITIES SELECTED FOR THE TRUST

ALCATEL S.A., ADR (ALA)
Alcatel S.A., headquartered in France, is engaged in the design, development and supply of telecommunications and multimedia equipment, systems and services. Alcatel is also engaged in the cables, defense, energy and transpor-tation fields.

AMERICA ONLINE, INC. (AOL)
America Online, Inc. provides interactive communications and services. The company's web sites offer features such as personalized news service, elec-tronic mail, conferencing, software, computing support, interactive magazines and newspapers, online classes, and easy access to services of the Internet.

APPLE COMPUTER, INC. (AAPL)
Apple Computer, Inc. designs, develops, produces, markets and services micro-processor-based personal computers, and related personal computing and commu-nicating solutions.

ASCEND COMMUNICATIONS, INC. (ASND)
Ascend Communications, Inc. develops, manufactures and sells wide area networking solutions for telecommunications carriers, internet service provid-ers and corporate customers worldwide. Ascend's products support existing dig-ital and analog networks.

AT HOME CORPORATION (ATHM)
At Home Corporation provides Internet services over the cable television in-frastructure and leased digital telecommunication lines to consumers and busi-nesses. The company's service allows residential subscribers to connect their personal computers via cable modems to a high speed network.

CISCO SYSTEMS, INC. (CSCO)
Cisco Systems, Inc. supplies data networking products to the corporate enter-prise and public wide area service provider markets. The company offers a va-riety of products including routers, LAN switches, frame relay/ATM, and remote access concentrators, which allow people to access or transfer information without regard to differences in time, place, or type of computer system.

CNET, INC. (CNWK)
CNET, Inc. provides original Internet content and television programming re-lated to computers, the Internet, and digital technologies. They also operate Snap!, a free online service that offers directory and searching capabilities.

                                      ---

COMPAQ COMPUTER CORPORATION (CPQ)
Compaq Computer Corporation designs, develops, manufactures and markets a range of computing products, including desktop and portable computers and tower PC servers. The company markets their products primarily to business, home, government, and education customers.

DELL COMPUTER CORPORATION (DELL)
Dell Computer Corporation designs, develops, manufactures, markets, services and supports a variety of computer systems, including desktops, notebooks and network servers. They also customize products and services to end users.

EARTHLINK NETWORK, INC. (ELNK)
EarthLink Network, Inc. is an Internet service provider, which supplies ac-cess, information, assistance, and services to its customers, introducing them to the Internet.

EXCITE, INC. (XCIT)
Excite, Inc. is a global media company offering consumers and advertisers com-prehensive Internet navigation services with extensive personalization capa-bilities. The company's services include the Excite and WebCrawler brands.

HEWLETT-PACKARD COMPANY (HWP)
Hewlett-Packard Company designs, manufactures and services products and sys-tems for measurement, computation and communications. They also offer systems integration, outsourcing, consulting and other services.

INFOSEEK CORPORATION (SEEK)
Infoseek Corporation develops branded, comprehensive web-based navigational services that help users access and personalize the resources of the Internet. Infoseek's primary service, Infoseek Guide, integrates the capabilities of a search engine and a directory.

LUCENT TECHNOLOGIES, INC. (LU)
Lucent Technologies, Inc. designs, develops and manufactures telecommunica-tions systems, software and products which are sold worldwide.

MCI WORLDCOM, INC. (WCOM)
MCI WorldCom, Inc. provides facilities-based fully integrated telecommunica-tions services to business, government and consumer customers from a network of fiber optic cables, digital microwave, and satellite stations. The company also provides end-to-end high-capacity connectivity to more than 35,000 build-ings worldwide. MCI WorldCom operates in more than 65 countries including the Americas, Europe, and the Asia-Pacific regions.

MICROSOFT CORPORATION (MSFT)
Microsoft Corporation develops, manufactures, licenses and supports a range of software products, including scalable operating systems, server applications, business and consumer productivity applications, software development tools and Internet software and technologies. The company is best known for its "Microsoft MS-DOS," "Microsoft Windows," and "Microsoft Windows 95" operating systems.

MINDSPRING ENTERPRISES, INC. (MSPG)
MindSpring Enterprises, Inc. is a national Internet access provider that fo-cuses on serving individual subscribers, including individuals with little or no prior on-line experience.

PEOPLESOFT, INC. (PSFT)
PeopleSoft, Inc. designs, develops, markets and supports a family of enter-prise client/server application software products for large and medium sized organizations. PeopleSoft's products are used in the finance, accounting and administrative functions and industries.

QUALCOMM, INC. (QCOM)
QUALCOMM, Inc. develops, manufactures, markets, and licenses and operates ad-vanced communications systems and products based on its proprietary digital wireless technologies. The company's primary products include wireless, geo-stationary satellite-based mobile, and orbital satellite communications sys-tems.

QWEST COMMUNICATIONS INTERNATIONAL, INC. (QWST)
Qwest Communications International, Inc. is a facilities based provider of multimedia communications services to interexchange carriers, businesses and consumers. Qwest also constructs and installs fiber optic communication sys-tems.

REALNETWORKS, INC. (RNWK)
RealNetworks, Inc. provides branded software products and services enabling the delivery of streaming media content over the Internet and intranets.

SUN MICROSYSTEMS, INC. (SUNW)
Sun Microsystems, Inc. supplies enterprise network computing products. This includes desktop systems, servers, storage subsystems, network switches, soft-ware, microprocessors and a full range of services and support. Sun's products are used for many demanding commercial and technical applications in various industries.

                                      ---

TELLABS, INC. (TLAB)
Tellabs, Inc. designs, manufactures, markets, and services voice, data, and video transport and network access systems. The company's products are used worldwide by public telephone companies, long-distance carriers, alternate service providers, cellular service providers, cable operators, government agencies, utilities, and business end-users.

YAHOO!, INC. (YHOO)
Yahoo!, Inc. is a global Internet media company that offers a network of branded world wide web programming. They provide targeted Internet resources and communications services for a broad range of audiences.

3COM CORPORATION (COMS)
3Com Corporation provides networking solutions that include switches, hubs, remote access systems, routers, network management software, network interface cards, modems and organizers.

Investor Suitability. The Trust is a suitable investment for investors:

 . seeking a unit trust concentrated in the Securities of Internet companies;
  and

 . seeking the opportunity to take advantage of the growth potential of Internet companies.

The Trust is not a suitable investment if:

 . you are unwilling to assume the risks inherent in investing in a portfolio concentrated in the Securities of Internet companies.

Concentration Risk. The Trust is considered to be concentrated in the Securi-ties of Internet companies. Such concentration may subject Unitholders to greater market risk than other investment vehicles that have more diversified portfolios. In particular, companies involved in the Internet industry must contend with rapidly changing technology, worldwide competition, rapid obso-lescence of products and services, cyclical market patterns, evolving industry standards and frequent new product introductions. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have an adverse effect on an issuer's operating results. In addition, operation results and customer re-lationships could be adversely affected by an increase in price for, or an in-terruption or reduction in supply of, any key components and the failure of the issuer to comply with evolving industry standards. See "Risk Factors" herein and in Part B of this Prospectus for an additional discussion of poten-tial risks.

                                      ---

--------------------------------------------------------------------------------

                         NUVEEN UNIT TRUSTS, SERIES 18
                 Nuveen Internet Sector Portfolio, October 1998
    Schedule of Investments at the Initial Date of Deposit, October 15, 1998

                                                           PERCENTAGE OF
                                                             AGGREGATE    MARKET      COST OF    CURRENT
NUMBER OF                                           TICKER   OFFERING    VALUE PER SECURITIES TO DIVIDEND
 SHARES          NAME OF ISSUER OF SECURITIES       SYMBOL     PRICE       SHARE       TRUST      YIELD
---------------------------------------------------------------------------------------------------------
           INTERNET NAVIGATIONAL SERVICES:                     11.98%
    140    Excite, Inc.                              XCIT       3.95%    $ 34.6250   $  4,848
    240    Infoseek Corporation                      SEEK       4.02%      20.5625      4,935
     44    Yahoo!, Inc.                              YHOO       4.01%     111.8750      4,923
           PC HARDWARE:                                        19.86%
    132    Apple Computer, Inc.                      AAPL       3.99%      37.1250      4,901
    193    Compaq Computer Corporation               CPQ        4.01%      25.5000      4,922      0.24%
     93    Dell Computer Corporation                 DELL       4.00%      52.7500      4,906
     94    Hewlett-Packard Company                   HWP        3.81%      49.7500      4,677      1.29%
    106    Sun Microsystems, Inc.                    SUNW       4.05%      46.8125      4,962
           SOFTWARE:                                           11.96%
     50    Microsoft Corporation                     MSFT       4.08%     100.1875      5,009
    263    PeopleSoft, Inc.                          PSFT       4.06%      18.9375      4,981
    141    RealNetworks, Inc.                        RNWK       3.82%      33.2500      4,688
           TELECOM EQUIPMENT & DATA NETWORKING:                28.07%
    248    Alcatel S.A. (ADR)                        ALA        3.94%      19.5000      4,836      1.65%
    116    Ascend Communications, Inc.               ASND       4.06%      42.9375      4,981
     94    Cisco Systems, Inc.                       CSCO       3.99%      52.1250      4,900
     74    Lucent Technologies, Inc.                 LU         4.03%      66.7500      4,940      0.24%
    108    QUALCOMM, Inc.                            QCOM       4.01%      45.5625      4,921
    124    Tellabs, Inc.                             TLAB       3.97%      39.3125      4,875
    169    3Com Corporation                          COMS       4.07%      29.5000      4,986
           TELECOM & INTERNET SERVICES:                        28.13%
     52    America Online, Inc.                      AOL        4.05%      95.6250      4,973
    122    At Home Corporation                       ATHM       3.90%      39.2500      4,789
    147    CNET, Inc.                                CNWK       3.94%      32.8750      4,833
    134    EarthLink Network, Inc.                   ELNK       4.20%      38.5000      5,159
    105    MCI Worldcom, Inc.                        WCOM       4.07%      47.5000      4,988
    190    MindSpring Enterprises, Inc.              MSPG       3.88%      25.0625      4,762
    155    Qwest Communications International, Inc.  QWST       4.09%      32.2500      4,999
  -----                                                       -------                --------
  3,334                                                       100.00%                $122,694
  =====                                                       =======                ========

---------
See "Notes to Portfolios."

                                      ---

Nuveen Retail Sector Portfolio, October 1998

The Nuveen Retail Sector Portfolio consists of Securities of companies in the retail industry. The Trust is diversified across the retail industry including general retailers, specialty retailers and retail manufacturers.

Investment Objective. The objective of the Trust is capital appreciation. The Trust will invest in a diversified portfolio of Securities of companies in the retail industry. Of course, there is no assurance that the Trust will achieve its objective.

How the Trust Selects Investments. To construct the portfolio, Nuveen follows these steps:

 . selects Industry Groups from various indexes that comprise the sector;

 . determines weighting of each Industry Group within the portfolio;

 . assesses the relative attractiveness of stocks within each Industry Group;

 . checks stocks for extraordinary corporate events that may prevent them from meeting the portfolio's quality standards; and

 . examines the next stock on the list in order of market capitalization, if a stock is excluded.

The Retail Sector. A number of economic and industry trends have stimulated consumer spending, resulting in rising retail sales. The Sponsor believes that increasing population, expanding retail markets and better customer data should increase the growth potential of the retail sector. This decade has seen especially high immigration rates, an expanding teen-aged population and increased birth rates. The Sponsor believes that this growth cycle should con-tinue to expand the consumer market for retailers. In addition, the Internet has provided consumers around the world with faster, more convenient access to a wider variety of retail markets. In fact, industry experts predict that over half of all retail purchases will be made on-line by 2010. Also, retailers can now utilize extensive data warehouses to better understand customer needs, forecast demand and manage inventory. This makes retailers more efficient and better able to attract consumer spending.

SECURITIES SELECTED FOR THE TRUST

ALBERTSONS, INC. (ABS)
Albertson's, Inc. operates a retail food-drug chain in the United States, op-erating 878 stores in 20 western, midwestern, and southern states. The company's combination food-drug stores offer prescription drugs, cosmetics, and specialty departments including bakery, floral, video, and more.

AUTOZONE, INC. (AZO)
AutoZone, Inc. is a specialty retailer of automotive parts, chemicals, and ac-cessories targeting the do-it-yourselfer consumer. AutoZone operates 2,001 stores located in 38 states.

BED BATH & BEYOND, INC. (BBBY)
Bed Bath & Beyond, Inc. is a national operator of superstores selling domestics merchandise and home furnishings. Bed, Bath & Beyond operates 148 stores in 28 states.

BEST BUY COMPANY, INC. (BBY)
Best Buy Company, Inc. retails consumer electronics, home office equipment, entertainment software, and appliances. The company operates over 250 stores located in 32 states.

CIRCUIT CITY STORES-CIRCUIT CITY GROUP (CC)
Circuit City Stores-Circuit City Group is a specialty retailer of brandname consumer electronics and major appliances operating 500 stores throughout the US. Circuit City also operates 7 CarMax Group used-car dealerships located in the southeast and Florida.

COMPUSA, INC. (CPU)
CompUSA, Inc. retails and resells personal computers, and related products and services. CompUSA operates 148 "CompUSA" computer superstores throughout the United States.

DAYTON HUDSON CORPORATION (DH)
Dayton Hudson Corporation is a general merchandise retailer, specializing in large-store formats, including discount stores, moderate-priced promotional and traditional department stores. The company operates three distinct divi-sions: Target, Mervyn's, and three conventional department stores.

FEDERATED DEPARTMENT STORES (FD)
Federated Department Stores operates full-line department stores offering men's, women's, and children's apparel and accessories, cosmetics, home fur-nishings, and other consumer goods. Federated also operates "Bloomingdale's By Mail", "Aeropostale", and "Charter Club".

                                      ---

GAP, INC. (GPS)
Gap, Inc. is an international specialty retailer which operates more than 2,100 stores selling casual apparel, personal care, and other accessories for men, women, and children. The company sells it products under a number of brand names including Gap, GapKids, BabyGap, Banana Republic, and Old Navy.

HOME DEPOT, INC. (HD)
Home Depot, Inc. sells building materials and home improvement products from its more than 600 stores in the United States and Canada.

KMART CORPORATION (KM)
Kmart Corporation is an international retailer with Kmart, Big Kmart, and Su-per Kmart stores. The company offers products ranging from apparel to home im-provement and health and beauty care. Kmart operates in the U.S., Puerto Rico, Guam, and the US Virgin Islands.

KOHL'S CORPORATION (KSS)
Kohl's Corporation operates a chain of family-oriented, specialty department stores featuring moderately priced apparel, shoes, accessories, and housewares targeted to middle income customers. Kohl's operates primarily in the midwest and the mid-atlantic areas of the U.S.

LOWE'S COMPANIES INC. (LOW)
Lowe's Companies Inc. is a retail distributor of building materials and sup-plies through more than 450 stores in the United States.

MAY DEPARTMENT STORES COMPANY (MAY)
May Department Stores Company, through its various chains of department stores, retails a variety of goods throughout the U.S.

NORDSTROM, INC. (NOBE)
Nordstrom, Inc. is a fashion retailer that sells shoes, accessories for women, men and children through 96 stores in 22 states.

JC PENNEY INC. (JCP)
JC Penney, Inc. operates JC Penney department stores in all 50 states, Puerto Rico, Mexico, and Chile as well as provides merchandise and services to cus-tomers through its catalogs. JC Penney operates a chain of drugstores and sev-eral insurance companies, which market life, health, accident and credit in-surance.

RITE AID CORPORATION (RAD)
Rite Aid Corporation operates a national retail chain of approximately 3,900 drugstores in 32 states and the District of Columbia. Rite Aid offers cosmet-ics, designer fragrances, frozen meals, dairy products, and other convenience foods for shoppers on the run.

SAFEWAY, INC. (SWY)
Safeway, Inc. operates a retail food and drug chain in the United States and Canada using a network of distribution, manufacturing, and food processing fa-cilities.

SAKS, INC. (SKS)
Saks, Inc. operates 3,330 stores in 38 states. The company's stores include Proffitt's, McRae's, Younkers, Parisian, Herberger's, Carson Pirie Scott, Bos-ton Store, Bergners, Saks Fifth Avenue, and Off 5th.

SEARS, ROEBUCK AND COMPANY (S)
Sears, Roebuck and Company retails a wide array of merchandise and services world-wide. The company's operations include full-line and specialty stores, home services, direct response marketing, and credit. Sears's stores offer ap-parel, appliances, electronics, sporting goods, tools, furniture, automotive merchandise, and other products.

STAPLES, INC. (SPLS)
Staples, Inc. operates 798 office products superstores in the United States, Canada, the United Kingdom, and Germany. The company also operates a direct mail catalog business and a contract stationer operation for individual con-sumers as well as businesses of all sizes.

TJX COMPANIES, INC. (TJX)
TJX Companies, Inc. retails off-price apparel and home fashions via its opera-tion of TJ Maxx, Marshalls, and HomeGoods. TJX also operates Winners Apparel Ltd in Canada and TJ Maxx in Europe.

US OFFICE PRODUCTS COMPANY (OFIS)
US Office Products Company supplies a broad range of office products, office furniture, and office coffee and beverage services. The company also owns "Mail Boxes Etc.," a franchiser of business communications and postal service centers. US Office supplies office products and services in New Zealand and Australia.

WALGREEN COMPANY (WAG)
Walgreen Company operates retail drugstores selling prescription and nonpre-scription drugs, general merchandise, liquor, beverages, cosmetics and tobacco products. Walgreen operates approximately 2,456 stores in 34 states and Puerto Rico.

WAL-MART STORES, INC. (WMT)
Wal-Mart Stores, Inc. operates discount stores and "supercenters' as well as Sam's Clubs. Stores offer merchandise such as apparel, housewares, small ap-pliances, electronics, and hardware. Wal-Mart operates in the U.S., Canada, Argentina, Brazil, Germany, Mexico, and Puerto Rico, as well as joint ventures in China and Korea.

                                      ---

Investor Suitability. The Trust is a suitable investment for investors:

 . seeking a unit trust concentrated in the Securities of companies in the re-tail industry; and

 . seeking the opportunity to take advantage of the growth potential of companies in the retail industry.

The Trust is not a suitable investment if:

 . you are unwilling to assume the risks inherent in investing in a portfolio concentrated in the Securities of companies in the retail industry.

Concentration Risk. The Trust is considered to be concentrated in the Securi-ties of companies in the retail industry. Such concentration may subject Unitholders to greater market risk than other investment vehicles that have more diversified portfolios. In particular, companies involved in the retail industry may be affected by intense competition, cyclical market patterns, changing consumer spending trends, and the state of the economy. See "Risk Fac-tors" herein and in Part B of this Prospectus for an additional discussion of potential risks.

                                      ---

--------------------------------------------------------------------------------

                         NUVEEN UNIT TRUSTS, SERIES 18
                  Nuveen Retail Sector Portfolio, October 1998
    Schedule of Investments at the Initial Date of Deposit, October 15, 1998

                                                         PERCENTAGE OF  MARKET
                                                           AGGREGATE    VALUE      COST OF    CURRENT
NUMBER OF                                         TICKER   OFFERING      PER    SECURITIES TO DIVIDEND
 SHARES         NAME OF ISSUER OF SECURITIES      SYMBOL     PRICE      SHARE       TRUST      YIELD
------------------------------------------------------------------------------------------------------
           RETAILING-BROADLINES:                             39.90%
    128    Dayton Hudson Corporation               DH         4.06%    $39.6250   $  5,072     0.91%
    131    Federated Department Stores             FD         4.01%     38.2500      5,011
    410    Kmart Corporation                       KM         3.96%     12.0625      4,946
    125    Kohl's Corporation                      KSS        4.01%     40.0625      5,008
     88    May Department Stores Company           MAY        3.99%     56.6250      4,983     2.24%
    194    Nordstrom, Inc.                         NOBE       3.96%     25.5000      4,947     1.25%
    109    JC Penney, Inc.                         JCP        4.03%     46.1875      5,034     4.72%
    238    Saks, Inc.                              SKS        3.97%     20.8750      4,968
    126    Sears, Roebuck and Company              S          3.93%     39.1875      4,938     2.35%
     81    Wal-Mart Stores, Inc.                   WMT        3.98%     61.3750      4,971     0.51%
           RETAILING-SUPERMARKETS & DRUGSTORES:              15.99%
     93    Albertsons, Inc.                        ABS        4.00%     53.7500      4,999     1.27%
    125    Rite Aid Corporation                    RAD        4.00%     40.0000      5,000     1.08%
    115    Safeway, Inc.                           SWY        3.98%     43.3125      4,981
    109    Walgreen Company                        WAG        4.01%     46.0000      5,014     0.54%
           RETAILING-APPAREL:                                 8.02%
     89    Gap, Inc.                               GPS        4.03%     56.6250      5,040     0.35%
    240    TJX Companies, Inc.                     TJX        3.99%     20.7500      4,980
           RETAILING-HARDLINES:                              36.09%
    209    AutoZone, Inc.                          AZO        4.00%     23.9375      5,003
    211    Bed Bath & Beyond, Inc.                 BBBY       4.01%     23.7500      5,011
    141    Best Buy Company, Inc.                  BBY        3.92%     34.7500      4,900
    154    Circuit City Stores-Circuit City Group  CC         4.00%     32.5000      5,005     0.43%
    372    CompUSA, Inc.                           CPU        3.91%     13.1250      4,883
    128    Home Depot, Inc.                        HD         3.97%     38.7500      4,960     0.31%
    159    Lowe's Companies, Inc.                  LOW        4.06%     31.9375      5,078     0.38%
    173    Staples, Inc.                           SPLS       4.12%     29.8125      5,158
    804    US Office Products Company              OFIS       4.10%      6.3750      5,126
  -----                                                     -------               --------
  4,752                                                     100.00%               $125,016
  =====                                                     =======               ========

---------
See "Notes to Portfolios."

                                      ---

Nuveen Semiconductor Sector Portfolio, October 1998

The Nuveen Semiconductor Sector Portfolio consists of Securities of semicon-ductor companies that the Sponsor believes are well-positioned to take advan-tage of the world's increasing demand for electronic equipment. The Trust is diversified across many semiconductor industries including design, distribu-tion, manufacturing and sales of electronic equipment.

Investment Objective. The objective of the Trust is capital appreciation. The Trust will invest in a diversified portfolio of Securities of semiconductor companies. Of course, there is no assurance that the Trust will achieve its objective.

How the Trust Selects Investments. To construct the portfolio, Nuveen follows these steps:

 . selects Industry Groups from various indexes that comprise the sector;

 . determines weighting of each Industry Group within the portfolio;

 . assesses the relative attractiveness of stocks within each Industry Group;

 . checks stocks for extraordinary corporate events that may prevent them from meeting the portfolio's quality standards; and

 . examines the next stock on the list in order of market capitalization, if a stock is excluded.

The Semiconductor Sector. The Sponsor believes that despite a cloudy near-term outlook for this cyclical industry, a number of elements have the potential to fuel growth in this sector. Computing end markets remain the most important driver of industry sales, but the growth of the communications segment-- networking infrastructure, the Internet and wireless communications--indicates continued strong demand for semiconductor devices.

Unit sales of sub-$1,000 systems have experienced recent rapid growth. While this low-end competition challenges manufacturers' profitability, it expands end markets to include more of the estimated 60% of consumers who do not own PCs. Analog product life cycles tend to be longer, and the business is less capital-intensive than other areas of the semiconductor market. Consequently, analogs have been insulated from recent industry plagues and have seen more consistent operating results.

SECURITIES SELECTED FOR THE TRUST

ADAPTEC, INC. (ADPT)
Adaptec, Inc. is a supplier of bandwidth management solutions that enhance the data transfer rates between personal computers, servers, peripherals and net-works. Their products include host adapters, network products, CD recordable software solutions, peripheral technology solutions and storage systems.

ADVANCED MICRO DEVICES INC. (AMD)
Advanced Micro Devices supplies integrated circuits for the personal and networked computer and communications market. They produce processors, flash memories, and programmable logic devices.

ALTERA CORPORATION (ALTR)
Altera Corporation designs, develops, manufactures and markets programmable logic devices and associated development software and hardware. Programmable logic devices are semiconductor integrated circuits that offer on site ability to customers.

ANALOG DEVICES INC. (ADI)
Analog Devices designs, manufactures, and markets a broad line of high-perfor-mance linear, mixed signal and digital integrated circuits for real-world sig-nal processing applications.

APPLIED MATERIALS INC. (AMAT)
Applied Materials develops, manufactures, markets and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semicon-ductor industry.

ARROW ELECTRONICS, INC. (ARW)
Arrow Electronics, Inc. distributes electronic components and computer prod-ucts to industrial and commercial customers. They distribute products to orig-inal equipment manufacturers and commercial customers worldwide.

ASM LITHOGRAPHY HOLDING NV, ADR (ASMLF)
ASM Lithography Holding NV, headquartered in the Netherlands, develops, pro-duces, markets, sells and services advanced photolithography systems which are used in the production of integrated circuits. Known as wafer steppers, these systems are sold to integrated circuit manufacturers in the United States, Asia and Western Europe.
                                      40---

ATMEL CORPORATION (ATML)
Atmel Corporation designs, develops, manufactures, and markets high perfor-mance non-volatile memory and logic integrated circuits. Atmel's customers in-clude manufacturers of communications equipment, computers and computer pe-ripherals in addition to sectors within instrumentation, consumer, automotive, military and industrial markets.

AVNET, INC. (AVT)
Avnet, Inc. is a distributor of electronic components and computer products to industrial customers worldwide. Avnet buys components in volume from suppliers and resells them to original equipment manufacturers.

INTEL CORPORATION (INTC)
Intel Corporation designs, manufactures and markets microcomputer components and related products at various levels of integration. Intel's principal com-ponents consist of silicon-based semiconductors etched with complex patterns of transistors. The company also sells conferencing, flash memory, graphics and network and communications products.

JABIL CIRCUIT, INC. (JBL)
Jabil Circuit, Inc. is an independent supplier of turnkey manufacturing serv-ices for circuit board assemblies, subsystems and systems to major original equipment manufacturers. Customers are manufacturers in communications, per-sonal computer, computer peripheral, automotive and consumer markets.

LAM RESEARCH CORPORATION (LRCX)
Lam Research Corporation designs, manufactures, markets and services semicon-ductor processing equipment used in making integrated circuits. Their products are used to deposit special films on a silicon wafer and etch away portions of various films to create a circuit design.

LINEAR TECHNOLOGY CORPORATION (LLTC)
Linear Technology Corporation designs, manufactures and markets high perfor-mance linear integrated circuits. Applications for the company's products in-clude telecommunications, notebook and desktop computers, video/multimedia, computer peripherals, cellular phones, network products and satellites. Linear Technology's products are sold throughout the world.

LSI LOGIC CORPORATION (LSI)
LSI Logic Corporation designs, develops, manufactures, and markets application specific integrated circuits and products. The company's products are primar-ily marketed to original equipment manufacturers in the computer, communica-tions, and consumer industries.

MAXIM INTEGRATED PRODUCTS, INC. (MXIM)
Maxim Integrated Products designs, develops, manufactures and markets a broad range of linear and mixed-signal integrated circuits. Their products include data converters, interface circuits, microprocessor supervisors and amplifi-ers.

MICROCHIP TECHNOLOGY, INC. (MCHP)
Microchip Technology, Inc. is a supplier of field programmable 8-bit microcontrollers and related specialty memory products for high volume embed-ded control applications. They serve the consumer, automotive, office automa-tion, industrial and communications markets.

MICRON TECHNOLOGY, INC. (MU)
Micron Technology, Inc. designs, develops, manufactures and markets semicon-ductor memory and enhancement products for workstations and personal comput-ers. Their products include dynamic random access memory chips, static rams and board level products.

MOTOROLA, INC. (MOT)
Motorola, Inc. manufactures and sells a diverse line of electronic equipment and components. Products include communications systems, semiconductors, elec-tronic engine controls and computer systems.

NATIONAL SEMICONDUCTOR CORPORATION (NSM)
National Semiconductor Corporation designs, develops, manufactures and markets a variety of semiconductor products, including microprocessors for the per-sonal computer industry, and a line of integrated circuits for a variety of industries.

NOVELLUS SYSTEMS, INC. (NVLS)
Novellus Systems, Inc. manufactures, markets and services advanced automated wafer fabrication systems for the deposit of thin films within the semiconduc-tor equipment market. The company's systems are designed for high-volume semi-conductor production.

RAMBUS, INC. (RMBS)
Rambus, Inc. designs, develops, licenses, and markets high speed chip to chip interface technology to enhance the performance and cost-effectiveness of com-puters, consumer electronics and other electronic systems. This technology is broadly licensed to leading suppliers of DRAMs and logic integrated circuit products.

STMICROELECTRONICS NV, ADR (STM)
STMicroelectronics NV, headquartered in France, designs, develops, manufac-tures and markets a

                                      ---
broad range of semiconductor integrated circuits and discrete devices used in telecommunications, consumer, automotive, computer and industrial sectors. Cus-tomers are located in North America, Europe and Asia.

TEXAS INSTRUMENTS, INC. (TXN)
Texas Instruments, Inc. is a global semiconductor company and a leading de-signer and supplier of digital signal processing solutions.

VITESSE SEMICONDUCTOR CORPORATION (VTSS)
Vitesse Semiconductor Corporation designs, develops, markets and manufactures digital gallium arsenide integrated circuits for telecommunications, data com-munications and automated test equipment systems providers.

XILINX, INC. (XLNX)
Xilinx, Inc. designs, develops and markets complete programmable logic solu-tions, including integrated circuits, software design tools, predefined system functions delivered as cores of logic, and field engineering support.

Investor Suitability. The Trust is a suitable investment for investors:

 . seeking a unit trust concentrated in the Securities of semiconductor compa-nies; and

 . seeking the opportunity to take advantage of the growth potential of semi-conductor companies.

The Trust is not a suitable investment if:

 . you are unwilling to assume the risks inherent in investing in a portfolio concentrated in the Securities of semiconductor companies.

Concentration Risk. The Trust is considered to be concentrated in the Securi-ties of semiconductor companies. Such concentration may subject Unitholders to greater market risk than other investment vehicles that have more diversified portfolios. In particular, companies involved in the semiconductor industry must contend with rapidly changing technology, competition, rapid production obsolescence, cyclical market patterns, evolving industry standards and fre-quent new product introductions. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have an adverse effect on an issuer's operat-ing results. In addition, operation results and customer relationships could be adversely affected by an increase in price for, or an interruption or reduction in supply of, any key components and the failure of the issuer to comply with rigorous industry standards. See "Risk Factors" herein and in Part B of this Prospectus for an additional discussion of potential risks.

                                      ---

--------------------------------------------------------------------------------

                         NUVEEN UNIT TRUSTS, SERIES 18
              Nuveen Semiconductor Sector Portfolio, October 1998
    Schedule of Investments at the Initial Date of Deposit, October 15, 1998

                                                     PERCENTAGE OF  MARKET
                                                       AGGREGATE    VALUE      COST OF    CURRENT
NUMBER OF                                     TICKER   OFFERING      PER    SECURITIES TO DIVIDEND
 SHARES       NAME OF ISSUER OF SECURITIES    SYMBOL     PRICE      SHARE       TRUST      YIELD
--------------------------------------------------------------------------------------------------
           SEMICONDUCTOR:                               100.00%
    537    Adaptec, Inc.                      ADPT        4.05%    $ 9.3750   $  5,034
    302    Advanced Micro Devices, Inc.       AMD         3.95%     16.2500      4,908     0.25%
    134    Altera Corporation                 ALTR        4.06%     37.6250      5,042
    333    Analog Devices, Inc.               ADI         4.02%     15.0000      4,995
    179    Applied Materials, Inc.            AMAT        3.93%     27.3125      4,889
    360    Arrow Electronics, Inc.            ARW         4.00%     13.8125      4,973     0.72%
    294    ASM Lithography Holding NV (ADR)   ASMLF       3.99%     16.8750      4,961
    576    Atmel Corporation                  ATML        3.97%      8.5625      4,932
    135    Avnet, Inc.                        AVT         3.99%     36.7500      4,961     1.63%
     60    Intel Corporation                  INTC        3.98%     82.5625      4,954     0.19%
    125    Jabil Circuit, Inc.                JBL         4.01%     39.8750      4,984
    462    Lam Research Corporation           LRCX        4.02%     10.8125      4,995
     97    Linear Technology Corporation      LLTC        3.93%     50.3750      4,886     0.56%
    417    LSI Logic Corporation              LSI         3.98%     11.8750      4,952
    179    Maxim Integrated Products, Inc.    MXIM        4.03%     28.0000      5,012
    203    Microchip Technology, Inc.         MCHP        3.94%     24.1250      4,897
    160    Micron Technology, Inc.            MU          4.02%     31.2500      5,000     0.64%
    106    Motorola, Inc.                     MOT         3.97%     46.6250      4,942     1.03%
    606    National Semiconductor Corporation NSM         4.08%      8.3750      5,075
    156    Novellus Systems, Inc.             NVLS        4.09%     32.5625      5,080
     83    Rambus, Inc.                       RMBS        4.08%     61.1250      5,073
    103    STMicroelectronics NV (ADR)        STM         3.91%     47.2500      4,867
     94    Texas Instruments, Inc.            TXN         3.95%     52.3125      4,917     0.65%
    208    Vitesse Semiconductor Corporation  VTSS        3.93%     23.5000      4,888
    129    Xilinx, Inc.                       XLNX        4.12%     39.6250      5,112
  -----                                                 -------               --------
  6,038                                                 100.00%               $124,329
  =====                                                 =======               ========

---------
See "Notes to Portfolios."

                                      ---

Risk Factors

Risk is inherent in all investing. Investing in a unit trust involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in a Trust. Because of these and other risks, a Trust should only represent a portion of your overall portfolio and you should consider an investment in a Trust to be a part of a longer term investment strategy that will provide the best results when followed over a number of years. There is no guarantee that a Trust will achieve its investment objective.

Market risk: the risk that the market value of a stock or a Trust may change rapidly and unpredictably, causing the stock or a Trust to be worth less than its original price. Volatility in the market price of the Securities in a Trust changes the value of the Units of a Trust. Market value may be affected by a variety of factors, including, among others, general stock market move-ments, changes in the perceptions about the issuers, changes in interest rates or inflation, or changes in the financial condition of the issuers of the Se-curities. The equity markets tend to have periods of generally rising prices and periods of generally falling prices and have recently experienced signifi-cant volatility. Because the Trusts are not managed, Securities in each Trust will generally not be sold in response to market fluctuations, although Secu-rities may be sold in certain limited circumstances. Accordingly, an investor in a Trust may be exposed to more market risk than an investor in certain man-aged investment vehicles. In addition, the concentration of each Trust in a particular industry sector may subject Unitholders to greater market risk than other investment vehicles that have more diversified portfolios.

Inflation risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As in-flation increases, the value of a Trust's assets can decline as can the value of a Trust's distributions.

Foreign investment risk: Securities issued by foreign companies present risks beyond those of securities of U.S. issuers. Such risks include political or economic instability, changes in foreign currency exchange rates, and less publicly available information about foreign companies. Prices of foreign se-curities also may be more volatile and they may be less liquid than their U.S. counterparts.

Note that each Trust is considered to be concentrated in the Securities of their respective sectors and accordingly are exposed to additional risks. See "Risk Factors" in Part B of this Prospectus for an additional discussion of potential risks.

Distributions

INCOME AND CAPITAL DISTRIBUTIONS

Cash dividends received by a Trust will be paid each June 30 and December 31 ("Income Distribution Dates"), beginning December 31, 1998, to Unitholders of record each June 15 and December 15 ("Income Record Dates"), respectively. Distributions of funds in the Capital Account, if any, will be made as part of the final liquidation distribution, if applicable, and in certain circumstanc-es, earlier. Any distribution of income and/or capital will be net of expenses of a Trust. Additionally, upon termination of a Trust, the Trustee will dis-tribute, upon surrender of Units, to each remaining Unitholder his pro rata share of a Trust's assets, less expenses, in the manner set forth under "Dis-tributions To Unitholders" in Part B of this Prospectus.

Investing in the Trusts

SALES CHARGES

The maximum sales charge of 4.50% of the public offering price consists of an initial sales charge equal to the difference between the maximum sales charge of 4.50% and the maximum remaining deferred sales charge, initially $0.35 per Unit, and any remaining deferred sales charge. Unitholders will be assessed a deferred sales charge of $0.35 per Unit, in installments of $0.07 per Unit payable on the last business day of each month, over the period commencing May 31, 1999 through September 30, 1999.

Unitholders that purchase more than 5,000 Units are entitled to reduced sales charges. In addition, certain classes of investors are entitled to purchase Units at reduced sales charges. See

                                      ---

"Public Offering Price" in Part B of this Prospectus. Sales charges for larger single transactions (including deferred sales charges) are as follows:

-------------------------------------------------------------------------------

SALES CHARGES

                                                              Total   Percent***
                                           Initial  Deferred Maximum    of Net
                                            Sales    Sales    Sales     Amount
Number of Units*                           Charge**  Charge  Charge++  Invested
----------------                           -------- -------- -------- ----------
Less than 5,000...........................  1.00%    $0.35    4.50%     4.545%
5,000 to 9,999............................  0.75%    $0.35    4.25%     4.293%
10,000 to 24,999..........................  0.50%    $0.35    4.00%     4.040%
25,000 to 49,999..........................  0.00%    $0.35    3.50%     3.535%
50,000 or more ...........................  0.00%    $0.35    2.50%+    2.525%
Rollover (per Unit).......................  0.00%    $0.35   $0.35      3.535%
Wrap Accounts.............................  0.00%    $0.35    2.40%+    2.424%

*Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 5,000 Units to $50,000, 10,000 Units to $100,000 etc., and will be applied on that basis which is more favorable to the purchaser.

**Based upon a $10.00 Public Offering Price. This will fluctuate based upon the Public Offering Price of the Units at the time of purchase and the date of purchase.

***Percent of Net Amount Invested is based on the price as of the Initial Date of Deposit. To the extent Units are priced differently, the Percent of Net Amount Invested will be affected.

+All Units of the Trusts will be subject to the applicable deferred sales charge per Unit regardless of sales charge discounts. Investors who, as a re-sult of sales charge discounts, are eligible to purchase Units subject to a maximum total sales charge less than the applicable maximum deferred sales charge will be credited the difference between these amounts at the time of purchase.

++The Public Offering Price per Unit is rounded to the nearest cent and ac-cordingly the actual sales charge paid by an investor may be slightly greater or less than the amounts reflected.

For secondary market sales after the completion of the deferred sales charge period, the Public Offering Price is based on the aggregate underlying value of the Securities in a Trust (generally determined by the closing sale prices of listed Securities and the bid prices of over-the-counter traded Securi-
ties), plus or minus cash, if any, in the Income and Capital Accounts of a Trust, plus a one-time initial sales charge of 4.5% of the Public Offering Price (equivalent to 4.712% of the net amount invested), which will be reduced by 1/2 of 1% on each subsequent October 31, commencing October 31, 1999 to a minimum sales charge of 3.0%, divided by the number of outstanding Units of a Trust.

DEALER CONCESSIONS

The Sponsor plans to allow a concession of 3.50% for non-breakpoint purchases of Units to dealer firms in connection with the sale of Units in a given transaction. However, the Sponsor plans to allow dealer firms, in connection with Units sold in transactions to investors that receive reduced sales charges based on the number of Units sold or in connection with Units sold to Rollover Unitholders or Wrap Accounts, the following concessions:

-------------------------------------------------------------------------------

                                                                    % CONCESSION
NUMBER OF UNITS*                                                      PER UNIT
----------------                                                    ------------
Less than 5,000....................................................     3.50%
5,000 to 9,999.....................................................     3.25
10,000 to 24,999...................................................     3.00
25,000 to 49,999...................................................     2.50
50,000 or more.....................................................     1.50
Rollover (per Unit)................................................    $0.25
Wrap Accounts......................................................     0.00

*Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 5,000 Units to $50,000, 10,000 Units to $100,000 etc., and will be applied on that basis which is more favorable to the purchaser and may result in a reduction in the discount per Unit.

For secondary market sales the Sponsor plans to allow a concession of 3.50% of the Public Offering Price to dealer firms (or 65% of the then current maximum sales charge for purchases after October 31, 1999).

General Information

OPTIONAL FEATURES

REDEMPTIONS

Units may be redeemed on any business day at their current market value. Units tendered for redemption prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the remaining deferred sales charge at the time of redemption. During the initial offering period, the Re-demption Price per Unit includes estimated organizational and offering costs per Unit. After the initial offering period, the Redemption Price will not in-clude such estimated organizational and offering costs. See "Redemption" in Part B of this Prospectus.

LETTER OF INTENT (LOI)

Investors may use a Letter of Intent to get reduced sales charges on purchases made over a 13-month period (and to take advantage of dollar cost averaging). The minimum LOI investment is $50,000. See "Public Offering Price" in Part B of this Prospectus.

                                      ---

REINVESTMENT

Distributions from a Trust can be reinvested with no sales charge into Nuveen mutual or money market funds. See "Distributions to Unitholders" and "Accumu-lation Plan" in Part B of this Prospectus. In addition, Unit trust purchases may be applied toward breakpoint pricing discounts for Nuveen Mutual Funds. For more information about Nuveen investment products, obtain a prospectus from your financial adviser.

SECONDARY MARKET FOR UNITS

Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to repurchase the Units at prices based on the aggregate value of the Securities, plus or minus cash, if any, in the Capital and Income Ac-counts of a Trust. During the initial offering period, the price at which the Sponsor expects to repurchase Units (the "Sponsor's Repurchase Price") in-cludes estimated organizational and offering costs per Unit. After the initial offering period, the Sponsor's Repurchase Price will not include such esti-mated organizational and offering costs. If a secondary market is not main-tained, a Unitholder may still redeem his Units through the Trustee. See "Re-demption" in Part B of this Prospectus. Any applicable deferred sales charge remaining on Units at the time of their sale or redemption will be collected at that time.


PORTFOLIO SELECTION

The Securities included in the Trusts' portfolios were selected by Nuveen's research department with the assistance of Lehman Brothers Inc., a 148-year-old global investment bank with over 100 equity analysts. For those Trusts designated as Nuveen Dow Jones Sector Portfolios, Nuveen has chosen the Dow Jones Global Indexes, published by Dow Jones & Company, as the basis of such sector portfolios.

In addition to being the leading publisher of business and financial news, Dow Jones is noted for stock market indexes. The Dow Jones Industrial Average was launched in 1896 and today is the best known market indicator in the world. Nearly a century later, Dow Jones introduced its global indexes, covering 3,000 companies in 34 countries and representing 121 industry groups in 9 mar-ket sectors.

TERMINATION

Commencing on the Mandatory Termination Date, the Equity Securities will begin to be sold as prescribed by the Sponsor. The Trustee will provide written no-tice of the termination to Unitholders which will specify when certificates may be surrendered. Unitholders not electing a distribution of shares will re-ceive a cash distribution within a reasonable time after a Trust's termina-tion. See "Distributions to Unitholders" and "Other Information--Termination of Indenture" in Part B of this Prospectus.

THE SPONSOR

Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today, we offer a range of equity and fixed-income unit trusts designed to suit the unique circumstances and financial planning needs of mature investors. Nuveen, a leader in tax-ef-ficient investing, believes that a carefully selected portfolio can play an important role in building and sustaining the wealth of a lifetime. More than
1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The prospectus describes in detail the investment objectives, policies and risks of a Trust. We invite you to discuss the contents with your financial adviser, or you may call us at 800-257-8787 for additional information.

                                      ---

-------------------------------------------------------------------------------

NOTES TO PORTFOLIOS

(1) All Securities are represented by regular way contracts to purchase such Securities for the performance of which an irrevocable letter of credit has been deposited with the Trustee. The contracts to purchase the Securi-ties were entered into by the Sponsor on October 14, 1998.

(2) The cost of the Securities to a Trust represents the aggregate underlying value with respect to the Securities acquired (generally determined by the last sale prices of the listed Securities on the business day preceding the Initial Date of Deposit). The valuation of the Securities has been de-termined by the Trustee. For each Trust, the aggregate underlying value of the Securities on the Initial Date of Deposit, the Cost of the Securities to the Sponsor, and the Sponsor's gain or (loss) relating to the Securi-ties sold to each Trust are as follows:

                                             VALUE OF  COST TO   GAIN
                                            SECURITIES SPONSOR  (LOSS)
                                            ---------- -------- ------
     Energy Sector Portfolio                 $124,081  $124,187 $(106)
     Financial Services Sector Portfolio     $124,415  $124,612 $(197)
     Pharmaceutical Sector Portfolio         $124,342  $124,579 $(237)
     Technology Sector Portfolio             $123,700  $123,836 $(136)
     Semiconductor Sector Portfolio          $124,329  $124,578 $(249)
     Communications Sector Portfolio         $124,087  $124,281 $(194)
     Consumer Electronics Sector Portfolio   $118,854  $119,080 $(226)
     Internet Sector Portfolio               $122,694  $122,967 $(273)
     Precious Metals Sector Portfolio        $119,922  $120,209 $(287)
     Retail Sector Portfolio                 $125,016  $125,159 $(143)

(3) Current Dividend Yield for each Security was calculated by annualizing the most recent ordinary dividend paid on that Security and dividing the re-sult by that Security's closing sale price on the business day prior to the Initial Date of Deposit.
(4) This Security represents the common stock of a foreign company which trades directly on a United States national securities exchange.

                                      ---

-------------------------------------------------------------------------------

                         Nuveen Unit Trusts, Series 18
   Statements of Condition at the Initial Date of Deposit, October 15, 1998

                                    FINANCIAL
                           ENERGY   SERVICES  PHARMACEUTICAL PRECIOUS METALS TECHNOLOGY
                           SECTOR    SECTOR       SECTOR         SECTOR        SECTOR
                          PORTFOLIO PORTFOLIO   PORTFOLIO       PORTFOLIO    PORTFOLIO
                          --------- --------- -------------- --------------- ----------
TRUST PROPERTY
Investment in Equity Se-
 curities represented by
 purchase con-
 tracts(1)(2)...........  $124,081  $124,415     $124,342       $119,922      $123,700
                          ========  ========     ========       ========      ========
LIABILITIES AND INTEREST
 OF UNITHOLDERS
LIABILITIES:
  Deferred sales
   charge(3)............  $  4,387  $  4,398     $  4,396       $  4,240      $  4,373
  Estimated organiza-
   tional and offering
   costs(4).............       276       276          276            266           275
                          --------  --------     --------       --------      --------
     Total..............  $  4,663  $  4,674     $  4,672       $  4,506      $  4,648
                          ========  ========     ========       ========      ========
INTEREST OF UNITHOLDERS:
  Unit of fractional un-
   divided interest out-
   standing.............    12,533    12,567       12,559         12,113        12,494
  Cost to investors(5)..  $125,278  $125,616     $125,541       $121,078      $124,894
   Less: Gross under-
    writing commis-
    sion(6).............     5,584     5,599        5,595          5,396         5,567
   Less: Estimated orga-
    nizational and of-
    fering costs(4).....       276       276          276            266           275
                          --------  --------     --------       --------      --------
  Net amount applicable
   to investors.........   119,418   119,741      119,670        115,416       119,052
                          --------  --------     --------       --------      --------
     Total..............  $124,081  $124,415     $124,342       $119,922      $123,700
                          ========  ========     ========       ========      ========

---------

(1) Aggregate cost of Securities listed under "SCHEDULE OF INVESTMENTS" is based on their aggregate underlying value.

(2) An irrevocable letter of credit has been deposited with the Trustee as collateral, which is sufficient to cover the monies necessary for the pur-chase of the Securities pursuant to contracts for the purchase of such Se-curities.

(3) Represents the amount of mandatory distributions from a Trust ($0.35 per Unit), payable to the Sponsor in five equal monthly installments of $0.07 per Unit beginning on May 31, 1999, and on the last business day of each month thereafter through September 30, 1999.

(4) A portion of the Public Offering Price consists of Securities in an amount sufficient to pay for all or a portion of the costs incurred in establish-ing a Trust. These costs have been estimated at, and will not exceed, $0.022 per Unit. A distribution will be made at the end of the initial of-fering period to an account maintained by the Trustee from which the orga-nizational and offering cost obligation of the investors to the Sponsor will be satisfied. Securities may be sold to meet this obligation.

(5) Aggregate Public Offering Price computed as set forth under "PUBLIC OFFER-ING PRICE" in Part B of this Prospectus.

(6) The gross underwriting commission of 4.50% of the Public Offering Price includes both an up-front and a deferred sales charge and has been calcu-lated on the assumption that the Units sold are not subject to a reduction of sales charges. In single transactions involving 5,000 Units or more, the sales charge is reduced. (See "PUBLIC OFFERING PRICE" in Part B of this Prospectus.)


                                      ---

-------------------------------------------------------------------------------

                         Nuveen Unit Trusts, Series 18
   Statements of Condition at the Initial Date of Deposit, October 15, 1998
                                  (Continued)

                                          CONSUMER
                          COMMUNICATIONS ELECTRONICS INTERNET   RETAIL   SEMICONDUCTOR
                              SECTOR       SECTOR     SECTOR    SECTOR      SECTOR
                            PORTFOLIO     PORTFOLIO  PORTFOLIO PORTFOLIO   PORTFOLIO
                          -------------- ----------- --------- --------- -------------
TRUST PROPERTY
Investment in Equity
 Securities represented
 by purchase
 contracts(1)(2)........     $124,087     $118,854   $122,694  $125,016    $124,329
                             ========     ========   ========  ========    ========
LIABILITIES AND INTEREST
 OF UNITHOLDERS
LIABILITIES:
  Deferred sales
   charge(3)............     $  4,387     $  4,202   $  4,338  $  4,419    $  4,395
  Estimated
   organizational and
   offering costs(4)....          276          264        273       278         276
                             --------     --------   --------  --------    --------
     Total..............     $  4,663     $  4,466   $  4,611  $  4,697    $  4,671
                             ========     ========   ========  ========    ========
INTEREST OF UNITHOLDERS:
  Unit of fractional
   undivided interest
   outstanding..........       12,534       12,005     12,393    12,627      12,558
  Cost to investors(5)..     $125,284     $120,000   $123,877  $126,223    $125,529
   Less: Gross
    underwriting
    commission(6).......        5,584        5,348      5,521     5,626       5,595
   Less: Estimated
    organizational and
    offering costs(4)...     $    276          264        273       278         276
                             --------     --------   --------  --------    --------
  Net amount applicable
   to investors.........     $119,424     $114,388   $118,083  $120,319    $119,658
                             ========     ========   ========  ========    ========
     Total..............     $124,087     $118,854   $122,694  $125,016    $124,329
                             ========     ========   ========  ========    ========

---------

(1) Aggregate cost of Securities listed under "SCHEDULE OF INVESTMENTS" is based on their aggregate underlying value.

(2) An irrevocable letter of credit has been deposited with the Trustee as collateral, which is sufficient to cover the monies necessary for the pur-chase of the Securities pursuant to contracts for the purchase of such Se-curities.

(3) Represents the amount of mandatory distributions from a Trust ($0.35 per Unit), payable to the Sponsor in five equal monthly installments of $0.07 per Unit beginning on May 31, 1999, and on the last business day of each month thereafter through September 30, 1999.

(4) A portion of the Public Offering Price consists of Securities in an amount sufficient to pay for all or a portion of the costs incurred in establish-ing a Trust. These costs have been estimated at, and will not exceed, $0.022 per Unit. A distribution will be made at the end of the initial of-fering period to an account maintained by the Trustee from which the orga-nizational and offering cost obligation of the investors to the Sponsor will be satisfied. Securities may be sold to meet this obligation.

(5) Aggregate Public Offering Price computed as set forth under "PUBLIC OFFER-ING PRICE" in Part B of this Prospectus.

(6) The gross underwriting commission of 4.50% of the Public Offering Price includes both an up-front and a deferred sales charge and has been calcu-lated on the assumption that the Units sold are not subject to a reduction of sales charges. In single transactions involving 5,000 Units or more, the sales charge is reduced. (See "PUBLIC OFFERING PRICE" in Part B of this Prospectus.)


                                      ---

Report of Independent Public Accountants

To the Board of Directors of John Nuveen & Co. Incorporated and Unitholders of Nuveen Unit Trusts, Series 18:

We have audited the accompanying statements of condition and the schedules of investments at date of deposit (included in Part A of this Prospectus) of Nuveen Unit Trusts, Series 18 as of October 15, 1998. These financial state-ments are the responsibility of the Sponsor. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. Our proce-dures included confirmation of the irrevocable letter of credit arrangement for the purchase of securities, described in Note (2) to the statement of con-dition, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements of condition and the schedules of investments at date of deposit referred to above present fairly, in all material respects, the financial position of Nuveen Unit Trusts, Series 18, as of October 15, 1998, in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP

Chicago, Illinois
October 15, 1998.

                                      ---

                              NUVEEN UNIT TRUSTS
                    NUVEEN SECTOR UNIT TRUST PROSPECTUS --
                                    PART B
                                (GENERAL TERMS)

                               OCTOBER 15, 1998

  This Part B of the Prospectus may not be distributed unless accompanied by Part A. Both Parts of this Prospectus should be retained for future reference.

  Further detail regarding certain of the information provided in the Prospectus may be obtained within five business days of written or telephonic request to the Trustee at 4 New York Plaza, New York, NY 10004-2413 or (800) 257-8787.

  Currently offered at Public Offering Price plus accumulated dividends accrued to, but not including, the date of settlement. Minimum purchase-- either $1,000 or 100 Units ($500 or nearest whole number of Units whose value is less than $500 for Education IRA purchases), whichever is less.

  THIS NUVEEN UNIT TRUST SERIES consists of the underlying separate unit investment trusts set forth in the respective Part A to this Prospectus. Each Trust initially consists of delivery statements relating to contracts to purchase securities and, thereafter, will consist of a portfolio of common stocks of companies described in the applicable Part A of the Prospectus (see "Schedule of Investments" in Part A of the Prospectus). Except in specific instances as noted in Part A of the Prospectus, the information contained in this Part B shall apply to each Trust in its entirety. For a discussion of the Sponsor's obligations in the event of a failure of any contract for the purchase of any of the Securities and its limited right to substitute other securities to replace any failed contract, see "COMPOSITION OF TRUSTS."

  DIVIDEND AND CAPITAL DISTRIBUTIONS. Cash dividends received by the Trusts will be paid on those dates set forth under "Distributions" in Part A of the Prospectus. Distributions of funds in the Capital Account, if any, will be made as part of the final liquidation distribution, if applicable, and in certain circumstances, earlier.

  THE PUBLIC OFFERING PRICE per Unit of each Trust during the initial offering period is generally equal to a pro rata share of the aggregate underlying value of the Securities in such Trust's portfolio (generally determined by the closing sale prices of the listed Securities and the ask prices of over-the-counter traded Securities) plus or minus cash, if any, in the Income and Capital Accounts of the Trust, plus a sales charge as set forth in Part A of the Prospectus and is rounded to the nearest cent. In addition, a portion of the Public Offering Price during the initial offering period also consists of Securities in an amount sufficient to pay for all or a portion of the costs incurred in establishing a Trust. The organizational and offering costs will be deducted from the assets of the Trust as of the close of the initial offering period. See "Trust Summary and Financial Highlights" in Part A of the Prospectus. The Secondary Market Public Offering Price per Unit for each Trust will generally be equal to a pro rata share of the aggregate underlying value of the Securities in such Trust (generally determined by the closing sale prices of the listed Securities and the bid prices of over-the-counter traded Securities) plus the sales charges as set forth in Part A of the Prospectus. A pro rata share of accumulated dividends, if any, in the Income Account from the preceding Record Date to, but not including, the settlement date (normally three business days after purchase) is added to the Public Offering Price. The sales charge is reduced on a graduated scale for sales involving at least the number of Units set forth in Part A of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  A UNITHOLDER MAY REDEEM UNITS at the office of the Trustee at prices based upon the aggregate underlying value of the Securities (generally determined by the closing sale prices of listed Securities and the bid prices of over-the-counter traded Securities). During the initial offering period, the Redemption Price per Unit includes estimated organizational and offering costs per Unit. After the initial offering period, the Redemption Price will not include such estimated organizational and offering costs. See "Trust Summary and Financial Highlights" in Part A of the Prospectus. The price received upon redemption may be more or less than the amount paid by Unitholders, depending upon the value of the Securities on the date of tender for redemption. (See "REDEMPTION.") The Sponsor, although not required to do so, may make a secondary market for the Units of the Trusts at prices based upon the aggregate underlying value of the Securities in the respective Trusts (generally determined by the closing sale prices of listed Securities and the bid prices of over-the-counter traded Securities). Units subject to a deferred sales charge which are tendered for redemption prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of the applicable remaining deferred sales charge at the time of redemption. (See "MARKET FOR UNITS.")

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
NUVEEN UNIT TRUSTS.........................................................   4
COMPOSITION OF TRUSTS......................................................   5
RISK FACTORS...............................................................   5
PUBLIC OFFERING PRICE......................................................  17
MARKET FOR UNITS...........................................................  20
EVALUATION OF SECURITIES AT THE INITIAL DATE OF DEPOSIT....................  20
TAX STATUS.................................................................  21
RETIREMENT PLANS...........................................................  24
TRUST OPERATING EXPENSES...................................................  25
DISTRIBUTIONS TO UNITHOLDERS...............................................  26
ACCUMULATION PLAN..........................................................  26
REPORTS TO UNITHOLDERS.....................................................  27
UNIT VALUE AND EVALUATION..................................................  27
DISTRIBUTIONS OF UNITS TO THE PUBLIC.......................................  28
OWNERSHIP AND TRANSFER OF UNITS............................................  29
REPLACEMENT OF LOST, STOLEN OR DESTROYED CERTIFICATES......................  30
REDEMPTION.................................................................  30
PURCHASE OF UNITS BY THE SPONSOR...........................................  32
REMOVAL OF SECURITIES FROM THE TRUSTS......................................  32
INFORMATION ABOUT THE TRUSTEE..............................................  33
LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE..........................  33
SUCCESSOR TRUSTEES AND SPONSORS............................................  33
INFORMATION ABOUT THE SPONSOR..............................................  33
INFORMATION ABOUT THE EVALUATOR............................................  34
OTHER INFORMATION..........................................................  34
LEGAL OPINION..............................................................  35
AUDITORS...................................................................  35
SUPPLEMENTAL INFORMATION...................................................  35

NUVEEN UNIT TRUSTS

  This Nuveen Unit Trust is one of a series of separate but similar investment companies created by the Sponsor, each of which is designated by a different Series number. The underlying unit investment trusts contained in this Series are combined under one Trust Indenture and Agreement. Specific information regarding each Trust is set forth in Part A of this Prospectus. The various Nuveen Unit Trusts are collectively referred to herein as the "Trusts." This Series was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement dated the Initial Date of Deposit (the "Indenture") between John Nuveen & Co. Incorporated ("Nuveen" or the "Sponsor") and The Chase Manhattan Bank (the "Trustee").

  The Sponsor has deposited with the Trustee delivery statements relating to contracts for the purchase of common stocks of the companies described in the applicable Part A of the Prospectus, together with funds represented by an irrevocable letter of credit issued by a major commercial bank in the amount required for their purchase (or the securities themselves) (the "Securities"). See "Schedule of Investments" in Part A of the Prospectus, for a description of the Securities deposited in the applicable Trust. See also, "Trust Strategies" and "Risk Factors" in Part A of the Prospectus.

  The Trustee has delivered to the Sponsor registered Units which represent ownership of the entire Trust, and which are offered for sale by this Prospectus. Each Unit of a Trust represents a fractional undivided interest in the Securities deposited in such Trust in the ratio set forth in "Essential Information" in Part A of this Prospectus. Units may only be sold in states in which they are registered. To the extent that any Units of any Trust are redeemed by the Trustee, the aggregate value of the Trust's assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Trust will increase proportionately. The Sponsor will initially, and from time to time thereafter, hold Units in connection with their offering.

  Additional Units of a Trust may be issued from time to time following the Initial Date of Deposit by depositing in such Trust additional Securities (or contracts therefore backed by an irrevocable letter of credit or cash) or cash (including a letter of credit) with instructions to purchase additional Securities in the Trust. As additional Units are issued by a Trust as a result of the deposit of additional Securities or cash by the Sponsor, the aggregate value of the Securities in a Trust will be increased and the fractional undivided interest in such Trust represented by each Unit will be decreased. The Sponsor may continue to make additional deposits of Securities, or cash with instructions to purchase additional Securities, into a Trust following the Initial Date of Deposit, provided that such additional deposits will be in amounts which will maintain, within reasonable parameters, the same original proportionate relationship among the Securities in such Trust established on the Initial Date of Deposit. Thus, although additional Units will be issued, each Unit will continue to represent the same proportionate amount of each Security. To the extent that any Units are redeemed by the Trustee or additional Units are issued as a result of additional Securities or cash being deposited by the Sponsor, the fractional undivided interest in a Trust represented by each unredeemed Unit will decrease or increase accordingly, although the actual interest in such Trust represented by such fraction will remain unchanged. If the Sponsor deposits cash, however, existing and new investors may experience a dilution of their investment and a reduction in their anticipated income because of fluctuations in the price of the Securities between the time of the cash deposit and the purchase of the Securities and because the Trust will pay the associated brokerage fees. To minimize this effect, the Trust will try to purchase the Securities as close to the evaluation time or as close to the evaluation price as possible. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until termination of the Indenture.

  The Sponsor may realize a profit (or sustain a loss) as of the opening of business on the Initial Date of Deposit resulting from the difference between the purchase prices of the Securities and the cost of such Securities to the Trust, which is based on the evaluation of the Securities as of the opening of business on the Initial Date of Deposit. (See "Schedule of Investments" in Part A of the Prospectus.) The Sponsor may also be considered to have realized a profit or to have sustained a loss, as the case may be, in the amount of any difference between the cost of the Securities to the Trust (which is based on the Evaluator's determination of the aggregate value of the underlying Securities of the Trust) on the subsequent date(s) of deposit and the cost of such Securities to Nuveen, if applicable.

COMPOSITION OF TRUSTS

  Each Trust initially consists of delivery statements relating to contracts to purchase Securities (or of such Securities) as are listed under "Schedule of Investments" in Part A of this Prospectus and, thereafter, of such Securities as may continue to be held from time to time (including certain securities deposited in the Trust to create additional Units or in substitution for Securities not delivered to a Trust.) To assist the Sponsor in selecting Securities for the Trusts, the Sponsor may use its own resources to pay outside research service providers.

  Limited Replacement of Certain Securities. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Security. In the event of a failure to deliver any Security that has been purchased for a Trust under a contract, including those Securities purchased on a when, as and if issued basis ("Failed Securities"), the Sponsor is authorized under the Indenture to direct the Trustee to acquire other specified Securities ("Replacement Securities") to make up the original corpus of the Trust within 20 days after delivery of notice of the failed contract and the cost to the Trust may not exceed the amount of funds reserved for the purchase of the Failed Securities.

  If the right of limited substitution described in the preceding paragraph is not utilized to acquire Replacement Securities in the event of a failed contract, the Sponsor will refund the sales charge attributable to such Failed Securities to all Unitholders of the Trust and the Trustee will distribute the principal attributable to such Failed Securities not more than 120 days after the date on which the Trustee received a notice from the Sponsor that a Replacement Security would not be deposited in the Trust. In addition, Unitholders should be aware that, at the time of receipt of such principal, they may not be able to reinvest such proceeds in other securities with equivalent growth potential at a comparable price.

  The Indenture also authorizes the Sponsor to increase the size of the Trust and the number of Units thereof by the deposit of additional Securities in the Trust or cash (including a letter of credit) with instructions to purchase additional Securities in the Trust and the issuance of a corresponding number of additional Units. If the Sponsor deposits cash, however, existing and new investors may experience a dilution of their investment and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the cash deposit and the purchase of the Securities and because the Trust will pay the associated brokerage fees.

  Sale of Securities. Certain of the Securities may from time to time under certain circumstances be sold. The proceeds from such events will be used to pay expenses or for Units redeemed or distributed to Unitholders and not reinvested; accordingly, no assurance can be given that a Trust will retain for any length of time its present size and composition.

  Litigation. Except as provided in Part A of the Prospectus, to the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date of Deposit in respect of any Securities which might reasonably be expected to have a material adverse effect on any of the Trusts. It is possible that after the Initial Date of Deposit, litigation may be initiated with respect to Securities in any Trust. The Sponsor is unable to predict whether any such litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trusts.

RISK FACTORS

  An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general conditions of the common stock market may worsen and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trust(s) have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Securities in a Trust may be expected to fluctuate over the life of a Trust to values higher or lower than those prevailing on the Initial Date of Deposit.

  Holders of common stock incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

  Unitholders will be unable to dispose of any of the Securities in a Trust and will not be able to vote the Securities. As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in a Trust and will vote such stocks in accordance with the instructions of the Sponsor.

  The value of the Securities will fluctuate over the life of a Trust and may be more or less than the value at the time they were deposited in such Trust. The Securities may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these Securities, including the impact of the Sponsor's purchase and sale of Securities (especially during the primary offering period of Units of a Trust) and other factors.

  Whether or not the Securities are listed on a securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Trust may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor. The price at which the Securities may be sold to meet redemptions and the value of a Trust will be adversely affected if trading markets for the Securities are limited or absent. There can be no assurance that a Trust will achieve its investment objectives.

  The following Trusts consist of portfolios that are concentrated in particular industry sectors. Accordingly, these Trusts are exposed to the additional risks described below.

  Communications Sector Portfolio. An investment in Units of the
Communications Sector Portfolio should be made with an understanding of the problems and risks inherent in the communications sector in general.

  The market for high-technology communications products and services is characterized by rapidly changing technology, intense competition, rapid product and service obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products and services. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

  Certain of the companies represented in the Trust are engaged in fierce competition for a share of the market of their products. Due to the competitive pressures, the stocks of these companies are subject to rapid price volatility. Also, the communications industry is generally subject to governmental regulation. However, as market forces develop, the government is expected to continue to deregulate the communications industry, further promoting vigorous economic competition and resulting in the rapid development of new communications technologies.

  Many communications companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. The above factors could adversely affect the value of the Trust's Units.

  Consumer Electronics Sector Portfolio. An investment in Units of the Consumer Electronics Sector Portfolio should be made with an understanding of the problems and risks inherent in the consumer electronics industry in general. These include the cyclicality of revenues and earnings, intense competition, rapid product and service obsolescence, changing consumer demands, rapidly changing technology, frequent new product introductions, regulatory restrictions, product liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities and employee and retiree benefit costs, and financial deterioration resulting from leveraged buyouts, takeovers or acquisitions. In general, expenditures on consumer electronics will be affected by the economic health of consumers. A weak economy with its consequent effect on consumer spending would have an adverse effect on the industry.

  The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

  Other factors of particular relevance to the profitability of the industry are the effects of increasing environmental regulation on packaging and on waste disposal, the continuing need to conform with foreign regulations governing packaging and the environment, the outcome of trade negotiations and the effect on foreign subsidies and tariffs, foreign exchange rates, the price of oil and its effect on energy costs, inventory cutbacks by retailers, transportation and distribution costs, the effect of demographics on consumer demand, the availability and cost of raw materials and the ongoing need to improve productivity.

  Many consumer electronics companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. The above factors could adversely affect the value of the Trust's Units.

  Energy Sector Portfolio. An investment in Units of the Energy Sector Portfolio should be made with an understanding of the problems and risks such an investment may entail.

  The Energy Sector Growth Portfolio invests in Securities of companies involved in the energy industry. The business activities of companies held in the Trust may include: production, generation, transmission, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field were also considered for the Trust.

  The securities of companies in the energy field are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments. As a result of the foregoing, the Securities in the Trust may be subject to rapid price volatility. The Sponsor is unable to predict what impact the foregoing factors will have on the Securities during the life of the Trust.

  According to the U.S. Department of Commerce, the factors which will most likely shape the energy industry include the price and availability of oil from the Middle East, changes in United States environmental policies and the continued decline in U.S. production of crude oil. Possible effects of these factors may be increased U.S. and world dependence on oil from the Organization of Petroleum Exporting Countries ("OPEC") and highly uncertain and potentially more volatile oil prices. Factors which the Sponsor believes may increase the profitability of oil and petroleum operations include increasing demand for oil and petroleum products as a result of the continued increases in annual miles driven and the improvement in refinery operating margins caused by increases in average domestic refinery utilization rates. The existence of surplus crude oil production capacity and the willingness to adjust production levels are the two principal requirements for stable crude oil markets. Without excess capacity, supply disruptions in some countries cannot be compensated for by others. Surplus capacity in Saudi Arabia and a few other countries and the utilization of that capacity prevented, during the Persian Gulf crisis, and continues to prevent, severe market disruption. Although unused capacity contributed to market stability in 1990 and 1991, it ordinarily creates pressure to overproduce and contributes to market uncertainty. The restoration of a large portion of Kuwait and Iraq's production and export capacity could lead to such a development in the absence of substantial growth in world oil demand. Formerly, OPEC members attempted to exercise control over production levels in each country through a system of mandatory production quotas. Because of the 1990-1991 crisis in the Middle East, the mandatory system has since been replaced with a voluntary system. Production under the new system has had to be curtailed on at least one occasion as a result of weak prices, even in the absence of supplies from Kuwait and Iraq. The pressure to deviate from mandatory quotas, if they are reimposed, is likely to be substantial and could lead to a weakening of prices. In the longer term, additional capacity and production will be required to accommodate the expected large increases in world oil demand and to compensate for expected sharp drops in U.S. crude oil production and exports from the Soviet Union. Only a few OPEC countries, particularly Saudi Arabia, have the petroleum reserves that will allow the required increase in production capacity to be attained. Given the large-scale financing that is required, the prospect that such expansion will occur soon enough to meet the increased demand is uncertain.

  Declining U.S. crude oil production will likely lead to increased dependence on OPEC oil, putting refiners at risk of continued and unpredictable supply disruptions. Increasing sensitivity to environmental concerns will also pose serious challenges to the industry over the coming decade. Refiners are likely to be required to make heavy capital investments and make major production adjustments in order to comply with increasingly stringent environmental legislation, such as the 1990 amendments to the Clean Air Act. If the cost of these changes is substantial enough to cut deeply into profits, smaller refiners may be forced out of the industry entirely. Moreover, lower consumer demand due to increases in energy efficiency and conservation, gasoline reformulations that call for less crude oil, warmer winters or a general slowdown in economic growth in this country and abroad could negatively affect the price of oil and the profitability of oil companies. No assurance can be given that the demand for or prices of oil will increase or that any increases will not be marked by great volatility. Some oil companies may incur large cleanup and litigation costs relating to oil spills and other environmental damage.

  Financial Services Sector Portfolio. An investment in Units of the Financial Services Sector Portfolio, should be made with an understanding of the problems and risks inherent in the bank and financial services sector in general.

  Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted, but volume gains have been strong in both commercial and consumer products. There is no certainty that such conditions will continue. Bank and thrift institutions had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

  The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act; enacted in August 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, the Resolution Trust Corporation Refinancing, Restructuring, and Improvement Act of 1991 and the regulations promulgated under these laws. Many of the regulations promulgated pursuant to these laws have only recently been finalized and their impact on the business, financial condition and prospects of Securities in the Trust's portfolio cannot be predicted with certainty. Periodic efforts by recent Administrations to introduce legislation broadening the ability of banks to compete with new products have not been successful, but if enacted could lead to more failures as a result of increased competition and added risks. Failure to enact such legislation, on the other hand, may lead to declining earnings and an inability to compete with unregulated financial institutions. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been initially successful through promulgation of regulations, and legislation to liberalize interstate banking has been signed into law. Under the legislation, banks will be able to purchase or establish subsidiary banks in any state, one year after the legislation's enactment. Starting in mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the Securities in the Trust's portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks and thrifts face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers as has been recently enacted. Among other benefits, the legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. The Sponsor makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on the Trust's portfolio.

  The Federal Bank Holding Company Act of 1956 generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining Federal Reserve Board ("FRB") approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

  The FRB has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. The Sponsor makes no prediction as to the effect, if any, such laws will have on the Securities or whether such approvals, if necessary, will be obtained.

  Internet Sector Portfolio. An investment in Units of the Internet Sector Portfolio should be made with an understanding of the problems and risks inherent in the technology sectors in general.

  Technology companies generally include companies involved in the development, design, manufacture and sale of computers, computer-related equipment, computer networks, communications systems, telecommunications products, electronic products and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product and service obsolescence, cyclical market patterns, intense competition, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

  Based on the trading history of technology stocks, factors such as the announcement of new products, the development of new technologies or the general condition of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unitholder to redeem Units at a price equal to or greater than the original price paid for such Units.

  Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

  Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. The adoption of any such laws could have a material adverse impact on the Securities in the Portfolio. The above factors could adversely affect the value of the Trust's Units.

  Pharmaceutical Sector Portfolio. An investment in Units of the Pharmaceutical Sector Portfolio should be made with an understanding of the characteristics of the pharmaceutical and medical technology industries and the risks which such investment may entail.

  Pharmaceutical companies are companies involved in drug development and production services. Such companies have potential risks unique to their sector of the healthcare field. Such companies are subject to governmental regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from generic drug sales, the termination of their patent protection for drug products and the risk that technological advances will render their products or services obsolete. The research and development costs of bringing a drug to market are substantial and include lengthy governmental review processes, with no guarantee that the product will ever come to market. Many of these companies may have losses and not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.

  As the population of the United States ages, the companies involved in the pharmaceutical field will continue to search for and develop new drugs through advanced technologies and diagnostics. On a worldwide basis, such companies are involved in the development and distribution of drugs and vaccines. These activities may make the pharmaceutical sector very attractive for investors seeking the potential for growth in their investment portfolio. However, there are no assurances that the Trust's objectives will be met.

  Legislative proposals concerning healthcare are considered from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of pre-paid healthcare plans. The Sponsor is unable to predict the effect of any of these proposals, if enacted, on the issuers of Securities in the Trust.

  Precious Metals Sector Portfolio. An investment in Units of the Trust should be made with an understanding of the problems and risks inherent in the precious metals industry in general.

  The Trust includes securities which are issued by companies engaged in the exploration for and development of gold and other precious metals properties and mining and processing of gold ore and other precious metals. Mining operations and exploration activities are subject to extensive federal, state and local laws and regulations governing exploration, development, production, exports, taxes, labor standards, occupational health, waste disposal, protection and remediation of the environment, reclamation, mine safety, toxic substances and other matters. Compliance with such laws and regulations may increase the costs of planning, designing, drilling, developing, constructing, operating and closing the mines and other facilities of certain companies. It is possible that the costs and delays associated with compliance with such laws and regulations could become such that certain companies would not proceed with the development or operation of a mine and could have a significant adverse effect on certain of the issuers of Securities. Mining and exploration companies must also seek governmental permits for expansion and advanced exploration activities. Obtaining the necessary government permits is a complex and time-consuming process involving numerous federal, state and local agencies. The failure to obtain certain permits could have a material adverse effect on an issuer's business, operations and prospects. Furthermore, the laws and regulations of foreign countries may differ significantly from U.S. laws governing mining operations in the United States.

  In addition, profitability of precious metals companies is significantly affected by changes in the market prices of precious metals. Prices of precious metals can fluctuate widely and are affected by numerous industry factors, such as demand for precious metals, forward selling by producers, central bank sales and purchases of gold, and production and cost levels in major metals-producing regions. Gold, in particular, has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Since much of the world's known gold reserves are located in South Africa, political and social conditions there may influence the price of gold and the share values of precious metals mining companies located elsewhere. Investors should understand the special considerations and risks related to such an investment emphasis, and, accordingly, the potential effect on the value of the Trust.

  Although many companies have hedging programs in place to reduce the risk associated with precious metals price volatility, there is no assurance that an issuer's hedging strategies will be successful. Furthermore, exploration for all minerals, as well as gold and other precious metals, is highly speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any company's exploration efforts will result in the discovery of precious metals or that any precious metals discovered will result in an increase of any company's reserves. In the event that new reserves are not developed, an issuer may not be able to sustain its current level of production which could adversely affect such Securities in the Trust's portfolio.

  Because a substantial portion of the operations of companies involved in exploring, mining, processing, or dealing in precious metals are frequently located outside of the United States, and certain of the Securities in the Trust are issued by foreign corporations, an investment in the Trust involves some investment risks that are different in some respects from an investment in a trust that invests entirely in securities of domestic issuers. Those investment risks include future political and governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, currency exchange rate fluctuations, exchange control policies and the limited liquidity and small market capitalization of such foreign countries' securities markets. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. However, due to the nature of the issuers of the Securities included in the Trust, the Sponsor believes that adequate information will be available to allow the Evaluator to provide portfolio surveillance. The above factors could adversely affect the value of the Trust's Units.

  Retail Sector Portfolio. An investment in Units of the Retail Sector Portfolio should be made with an understanding of the problems and risks inherent in the retail industry in general. The profitability of companies engaged in the retail industry will be affected by various factors including the general state of the economy, intense competition and consumer spending trends. In the recent past, there have been major changes in the retail environment due to the declaration of bankruptcy by some of the major corporations involved in the retail industry, particularly the department store segment. The continued viability of the retail industry will depend on the industry's ability to adapt and to compete in changing economy and social conditions, to attract and retain capable management and to finance expansion. Weakness in the banking or real estate industry, a recessionary economic climate with the consequent slowdown in employment growth, less favorable trends in unemployment or a marked deceleration in real disposable personal income growth could result in significant pressure on both consumer wealth and consumer confidence, adversely affecting consumer spending habits.

  In addition, the competitiveness of the retail industry will require large capital outlays for investment in the installation of automated checkout equipment to control inventory, to track the sale of individual items and to gauge the success of sales campaigns. Increasing employee and retiree benefit costs may also have an adverse effect on the industry. In many sectors of the retail industry, competition may be fierce due to market saturation, converging consumer tastes and other factors. Because of these factors and the recent increase in trade opportunities with other countries, American retailers are now entering global markets which entail added risks such as sudden weakening of foreign economies, difficulty in adapting to local conditions and constraints and added research costs. The above factors could adversely affect the value of the Trust's Units.

  Semiconductor Sector Portfolio. An investment in Units of the Semiconductor Sector Portfolio should be made with an understanding of the problems and risks inherent in the semiconductor industry in general.

  Semiconductor companies generally include companies involved in the development, design, manufacture and sale of semiconductor products. The market for these products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond timely to compete in the rapidly developing marketplace.

  Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of semiconductor common stocks to fluctuate substantially. In addition, semiconductor stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unitholder to redeem Units at a price equal to or greater than the original price paid for such Units.

  Some key components of certain products of semiconductor issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of any key components. Additionally, many semiconductor issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of semiconductor companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain semiconductor companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

  Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology.

  Technology Sector Portfolio. An investment in Units of the Technology Sector Portfolio should be made with an understanding of the characteristics of the technology industry and the risks which such an investment may entail.

  Technology companies generally include companies involved in the development, design, manufacture and sale of computers, computer-related equipment, computer networks, communications systems, telecommunications products, electronic products and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

  Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unitholder to redeem Units at a price equal to or greater than the original price paid for such Units.

  Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

  Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. For example, recent proposals would prohibit the distribution of obscene, lascivious or indecent communications on the Internet. The adoption of any such laws could have a material adverse impact on the Securities in the Trust.

  Foreign Securities Risks. Certain of the Securities in one or more of the Trusts are of foreign issuers, and therefore, an investment in such a Trust involves some investment risks that are different in some respects from an investment in a Trust that invests entirely in securities of domestic issuers. Those investment risks include future political and governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, currency exchange rate fluctuations, exchange control policies, and the limited liquidity and small market capitalization of such foreign countries' securities markets. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. However, due to the nature of the issuers of the Securities included in the Trust, the Sponsor believes that adequate information will be available to allow the Sponsor to provide portfolio surveillance.

  Certain of the Securities in one or more of the Trusts are in ADR or GDR form. ADRs, which evidence American Depositary Receipts and GDRs, which evidence Global Depositary Receipts, represent common stock deposited with a custodian in a depositary. American Depositary Shares and Global Depositary Shares (collectively, the "Depositary Receipts") are issued by a bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the terms ADR and GDR generally include American Depositary Shares and Global Depositary Shares, respectively.

  Depositary Receipts may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the Depositary Receipts holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues Depositary Receipts generally charges a fee, based on the price of the Depositary Receipts, upon issuance and cancellation of the Depositary Receipts. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into U.S. dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying shares represented by the Depositary Receipts than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from applications of the tax laws of one nation to nationals of another and from certain practices in the Depositary Receipts market may also exist with respect to certain Depositary Receipts. In varying degrees, any or all of these factors may affect the value of the Depositary Receipts compared with the value of the underlying shares in the local market. In addition, the rights of holders of Depositary Receipts may be different than those of holders of the underlying shares, and the market for Depositary Receipts may be less liquid than that for the underlying shares. Depositary Receipts are registered securities pursuant to the Securities Act of 1933 and may be subject to the reporting requirements of the Securities Exchange Act of 1934.

  For the Securities that are Depositary Receipts, currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the Depositary Receipts and consequently the value of the Securities. the foreign issuers of securities that are Depositary Receipts may pay dividends in foreign currencies which must be converted into dollars. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in Depositary Receipt form) whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies or which are traded in foreign currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies.

  On January 1, 1999, Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (eleven of the fifteen member countries of the European Union ("EU")) are scheduled to establish fixed conversion rates between their existing sovereign currencies and the euro. On such date the euro is expected to become the official currency of these eleven countries. As of January 1, 1999, the participating countries will no longer control their own monetary policies by directing independent interest rates for their currencies. Instead, the authority to direct monetary policy, including money supply and official interest rates for the euro, will be exercised by the new European Central Bank. The conversion of the national currencies of the participating countries to the euro could negatively impact the market rate of the exchange between such currencies (or the newly created euro) and the U.S. dollar. In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single trans-national currency. The euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; effect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences. The Sponsor is unable to predict what impact, if any, the euro conversion will have on any of the issuers of Securities contained in the Trust.

  Year 2000 Problem. Like other investment companies, financial and business organizations and individuals around the world a Trust could be adversely affected if the computer systems used by the Sponsor or Trustee or other service providers to such Trust do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Sponsor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by a Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to a Trust.

  The Year 2000 Problem is expected to impact corporations and other parties, which may include issuers of the Securities contained in a Trust, to varying degrees based upon various factors, including, but not limited to, their industry sector and degree of technological sophistication. The Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the Securities contained in a Trust.

  Legislation. At any time after the Initial Date of Deposit, legislation may be enacted, with respect to the Securities in a Trust or the issuers of the Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Trust. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Trust or will not impair the ability of the issuers of the Securities to achieve their business goals.

  Nuveen has obtained the descriptions of the companies in Part A for each sector from sources it deems reliable. However, Nuveen has not independently verified the accuracy or completeness of the information provided.

PUBLIC OFFERING PRICE

  The Public Offering Price of the Units is based on the aggregate underlying value of the Securities in a Trust (generally determined by the closing sale prices of listed Securities and the ask prices of over-the-counter traded Securities), plus or minus cash, if any, in the Income and Capital Accounts of the Trust, plus an initial sales charge equal to the difference between the maximum sales charge (as set forth in Part A of the Prospectus) per Unit and the maximum remaining deferred sales charge (as set forth in Part A of the Prospectus) and is rounded to the nearest cent. In addition, a portion of the Public Offering Price during the initial offering period also consists of Securities in an amount sufficient to pay for all or a portion of the costs incurred in establishing a Trust, including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of each Trust portfolio, the initial evaluation, legal fees, the initial fees and expenses of the Trustee and any other non-material out-of-pocket expenses. The organizational and offering costs will be deducted from the assets of a Trust as of the close of the initial offering period. See "Trust Summary and Financial Highlights" in Part A of the Prospectus. Commencing on those dates set forth under "Investing in the Trust--Sales Charges" in Part A of this Prospectus, a deferred sales charge in an amount described in Part A of the Prospectus will be assessed per Unit per applicable month. The deferred sales charges will be paid from funds in the Capital Account, if sufficient, or from the periodic sale of Securities. A pro rata share of accumulated dividends, if any, in the Income Account from the preceding Record Date to, but not including, the settlement date (normally three business days after purchase) is added to the Public Offering Price. The total maximum sales charge assessed to Unitholders on a per Unit basis will be the amount set forth in "Sales Charge" in Part A of the prospectus. See "UNIT VALUE AND EVALUATION."

  The sales charge applicable to quantity purchases is reduced on a graduated scale as set forth in Part A of this Prospectus. For purposes of calculating the applicable sales charge, purchasers who have indicated their intent to purchase a specified amount of Units of any Nuveen unit investment trust in the primary or secondary offering period by executing and delivering a letter of intent to the Sponsor, which letter of intent must be in a form acceptable to the Sponsor and shall have a maximum duration of thirteen months, will be eligible to receive a reduced sales charge according to the graduated scale provided in Part A of this Prospectus, based on the amount of intended aggregate purchases (excluding purchases which are subject only to a deferred sales charge) as expressed in the letter of intent. For purposes of letter of intent calculations units of equity products are valued at $10 per unit. Due to administrative limitations and in order to permit adequate tracking, the only secondary market purchases that will be permitted to be applied toward the intended specified amount and that will receive the corresponding reduced sales charge are those Units that are acquired through or from the Sponsor. By establishing a letter of intent, a Unitholder agrees that the first purchase of Units following the execution of such letter of intent will be at least 5% of the total amount of the intended aggregate purchases expressed in such Unitholder's letter of intent. Further, through the establishment of the letter of intent, such Unitholder agrees that Units representing 5% of the total amount of the intended purchases will be held in escrow by the Trustee pending completion of these purchases. All distributions on Units held in escrow will be credited to such Unitholder's account. If total purchases prior to the expiration of the letter of intent period equal or exceed the amount specified in a Unitholder's letter of intent, the Units held in escrow will be transferred to such Unitholder's account. A Unitholder who purchases Units during the letter of intent period in excess of the number of Units specified in a Unitholder's letter of intent, the amount of which would cause the Unitholder to be eligible to receive an additional sales charge reduction, will be allowed such additional sales charge reduction on the purchase of Units which caused the Unitholder to reach such new breakpoint level and on all additional purchases of Units during the letter of intent period. If the total purchases are less than the amount specified, the Unitholder involved must pay the Sponsor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied; the Unitholder will, however, be entitled to any reduced sales charge qualified for by reaching any lower breakpoint level. If such Unitholder does not pay the additional amount within 20 days after written request by the Sponsor or the Unitholder's securities representative, the Sponsor will instruct the Trustee to redeem an appropriate number of the escrowed Units to meet the required payment. By establishing a letter of intent, a Unitholder irrevocably appoints the Sponsor as attorney to give instructions to redeem any or all of such Unitholder's escrowed Units, with full power of substitution in the premises. A Unitholder or his securities representative must notify the Sponsor whenever such Unitholder makes a purchase of Units that he wishes to be counted towards the intended amount.

  For "secondary market" sales the Public Offering Price per Unit of each Trust is determined by adding to the Trustee's determination of the aggregate value of each Security in the Trust (generally determined by the closing sale prices of listed Securities and the bid prices of over-the-counter traded Securities) a sales charge as set forth in Part A of this Prospectus. See "UNIT VALUE AND EVALUATION."

  Pursuant to the terms of the Indenture, the Trustee may terminate a Trust if the net asset value of such Trust, as shown by any evaluation, is less than 20% of the total value of the Securities deposited in the Trust during the primary offering period of the Trust.

  At all times while Units are being offered for sale, the Trustee will appraise or cause to be appraised daily the value of the underlying Securities in each Trust as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the New York Stock Exchange (the "Exchange") is scheduled in advance to close at such earlier time and will adjust the Public Offering Price of the Units commensurate with such appraisal ("Evaluation Time"). Such Public Offering Price will be effective for all orders received by a dealer or the Sponsor at or prior to 4:00 p.m. eastern time on each such day or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price.

  The graduated sales charges set forth in the table provided in Part A of this Prospectus will apply on all applicable purchases of Nuveen investment company securities on any one day by the same purchaser in the amounts stated, and for this purpose purchases of this Trust will be aggregated with concurrent purchases of any other Nuveen unit investment trust or of shares of any open-end management investment company of which the Sponsor is principal underwriter and with respect to the purchase of which a sales charge is imposed. Purchases by or for the account of individuals and their spouses, parents, children, grandchildren, grandparents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings ("immediate family members") will be aggregated to determine the applicable sales charge. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. Units may be purchased at the Public Offering Price without a sales charge by officers or directors and by bona fide, full-time employees of Nuveen, Nuveen Advisory Corp., Nuveen Institutional Advisory Corp. and The John Nuveen Company, including in each case these individuals and their immediate family members (as defined above). Unitholders of other unit investment trusts having a similar strategy as the Trust may utilize their termination proceeds to purchase Units of the Trust with the sales charge applicable for "Rollovers" as provided in Part A of the Prospectus. The dealer concession will be that applicable to "Rollovers".

  Units may be purchased with the reduced sales charge provided for "Wrap Accounts" under "Sales Charges" in Part A of the Prospectus by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as defined above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates (collectively, the "Discounted Purchases"). Notwithstanding anything to the contrary in this Prospectus, investors who purchase Units as described in this paragraph will not receive sales charge reductions for quantity purchases.

  During the initial offering period, unitholders of any Nuveen-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase Units of a Trust with the sales charge applicable for "Rollovers" as provided in Part A of the Prospectus.

  Whether or not Units are being offered for sale, the Trustee will determine or cause to be determined the aggregate value of each Trust as of 4:00 p.m. eastern time: (i) on each June 30 or December 31 (or, if such date is not a business day, the last business day prior thereto), (ii) on any day on which a Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day) and (iii) at such other times as may be necessary. For this purpose, a "business day" shall be any day on which the Exchange is normally open. (See "UNIT VALUE AND EVALUATION.")

MARKET FOR UNITS

  During the initial public offering period, the Sponsor intends to offer to purchase Units of each Trust at a price based upon the pro rata share per Unit of the aggregate underlying value of the Securities in such Trust (generally determined by the closing sale prices of listed Securities and the ask prices of over-the-counter traded Securities). Afterward, although it is not obligated to do so, the Sponsor may maintain a secondary market for Units of each Trust at its own expense and continuously offer to purchase Units of each Trust at prices, subject to change at any time, which are based upon the aggregate underlying value of the Securities in a Trust (generally determined by the closing sale prices of listed Securities and the bid prices of over-the-counter traded Securities). During the initial offering period, the price at which the Sponsor expects to repurchase Units (the "Sponsor's Repurchase Price") includes estimated organizational and offering costs per Unit. After the initial offering period, the Sponsor's Repurchase Price will not include such estimated organizational and offering costs. See "Trust Summary and Financial Highlights" in Part A of the Prospectus. Unitholders who wish to dispose of their Units should inquire of the Trustee or their broker as to the current Redemption Price. Units subject to a deferred sales charge which are sold or tendered for redemption prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of the remaining deferred sales charge at the time of sale or redemption. In connection with its secondary market making activities, the Sponsor may from time to time enter into secondary market joint account agreements with other brokers and dealers. Pursuant to such an agreement, the Sponsor will generally purchase Units from the broker or dealer at the Redemption Price (as defined in "REDEMPTION") and will place the Units into a joint account managed by the Sponsor; sales from the account will be made in accordance with the then current prospectus and the Sponsor and the broker or dealer will share profits and losses in the joint account in accordance with the terms of their joint account agreement.

  In maintaining a market for the Units, the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold or redeemed. The secondary market Public Offering Price of Units may be greater or less than the cost of such Units to the Sponsor.

  Certificates, if any, for Units are delivered to the purchaser as promptly after the date of settlement (three business days after purchase) as the Trustee can complete the mechanics of registration, normally within 48 hours after registration instructions are received. Purchasers of Units to whom Certificates are issued will be unable to exercise any right of redemption until they have received their Certificates, properly endorsed for transfer. (See "REDEMPTION.")

EVALUATION OF SECURITIES AT THE INITIAL DATE OF DEPOSIT

  The prices at which the Securities deposited in the Trusts would have been offered to the public on the business day prior to the Initial Date of Deposit were determined by the Trustee.

  The amount by which the Trustee's determination of the aggregate value of the Securities deposited in the Trusts was greater or less than the cost of such Securities to the Sponsor was profit or loss to the Sponsor. (See Part A of this Prospectus.) The Sponsor also may realize further profit or sustain further loss as a result of fluctuations in the Public Offering Price of the Units. Cash, if any, made available to the Sponsor prior to the settlement date for a purchase of Units, or prior to the acquisition of all Portfolio securities by a Trust, may be available for use in the Sponsor's business, and may be of benefit to the Sponsor.

TAX STATUS

  The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code"). Unitholders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in a Trust. For purposes of the following discussion and opinions, it is assumed that each Security is equity for Federal income tax purposes.

  In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

    1. Each Trust is not an association taxable as a corporation for Federal income tax purposes; each Unitholder will be treated as the owner of a pro rata portion of each of the assets of the Trust under the Code; and the income of the Trust will be treated as income of the Unitholders thereof under the Code. Each Unitholder will be considered to have received his pro rata portion of income derived from each Trust asset when such income is considered to be received by the Trust. A Unitholder will be considered to have received all of the dividends paid on his pro rata portion of each Security when such dividends are considered to be received by the Trust regardless of whether such dividends are used to pay a portion of the deferred sales charge. Unitholders will be taxed in this manner regardless of whether distributions from a Trust are actually received by the Unitholder or are automatically reinvested.

    2. Each Unitholder will have a taxable event when a Trust disposes of a Security (whether by sale, taxable exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unitholder (except to the extent an in-kind distribution of stock is received by such Unitholder as described below). The price a Unitholder pays for his or her Units, generally including sales charges, is allocated among his or her pro rata portion of each Security held by a Trust (in proportion to the fair market values thereof on the valuation date closest to the date the Unitholder purchases his or her Units) in order to determine his or her tax basis for his or her pro rata portion of each Security held by the Trust. Unitholders should consult their own tax advisors with regard to the calculation of basis. For Federal income tax purposes, a Unitholder's pro rata portion of dividends, as defined by Section 316 of the Code, paid by a corporation with respect to a Security held by the Trust is taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits." A Unitholder's pro rata portion of dividends paid on such Security which exceeds such current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Security, and to the extent that such dividends exceed a Unitholder's tax basis in such Security shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unitholder has held his or her Units.

    3. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital gain (except in the case of a dealer or a financial institution). A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution). Unitholders should consult their tax advisors regarding the recognition of such capital gains and losses for Federal income tax purposes.

  Deferred Sales Charge. Generally the tax basis of a Unitholder includes sales charges, and such charges are not deductible. A portion of the sales charge is deferred. It is possible that for Federal income tax purposes, a portion of the deferred sales charge may be treated as interest which would be deductible by a Unitholder subject to limitations on the deduction of investment interest. In such case, the non-interest portion of the deferred sales charge would be added to the Unitholder's tax basis in his or her Units. The deferred sales charge could cause the Unitholder's Units to be considered to be debt-financed under Section 246A of the Code which would result in a small reduction of the dividends received deduction. In any case, the income (or proceeds from redemption) a Unitholder must take into account for Federal income tax purposes is not reduced by amounts deducted to pay the deferred sales charge. Unitholders should consult their own tax advisers as to the income tax consequences of the deferred sales charge.

  Dividends Received Deduction. A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unitholder's pro rata portion of dividends received by the Trust (to the extent such dividends are taxable as ordinary income, as discussed above and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Securities paying such dividends (other than corporate Unitholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under and during the period specified in Section 246(c) of the Code). Final regulations have been issued which address special rules that must be considered in determining whether the 46-day holding period requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unitholder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation.

  To the extent dividends received by the Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations.

  Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by a Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him or her. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unitholder's may be required to treat some or all of the expenses of a Trust as miscellaneous itemized deductions subject to this limitation. Unitholders should consult with their tax advisers regarding the limitations on the deductibility of Trust expenses. Unitholders should consult with their tax advisers regarding the limitations on the deductibility of Trust expenses.

  Recognition of Taxable Gain or Loss Upon Disposition of Securities by a Trust or Disposition of Units. As discussed above, a Unitholder may recognize taxable gain (or loss) when a Security is disposed of by the Trust or if the Unitholder disposes of a Unit (although losses incurred by Rollover Unitholders may be subject to disallowance, as discussed above). The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taypayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the Unit. The legislation is generally effective retroactively for amounts properly taken into account on or after January 1, 1998. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

  In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

  If the Unitholder disposes of a Unit, the Unitholder is deemed thereby to have disposed of his or her entire pro rata interest in all assets of the Trust involved including his or her pro rata portion of all the Securities represented by the Unit.

  The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisors with regard to any such constructive sales rules.

  Special Tax Consequences of In-Kind Distributions Upon Redemption of Units and Termination of a Trust. As discussed in "REDEMPTION" and "OTHER INFORMATION-- Termination of Indenture," under certain circumstances a Unitholder who owns at least 1,000 Units of a Trust may request an In-Kind Distribution upon the redemption of Units or the termination of such Trust. The Unitholder requesting an In-Kind Distribution will be liable for expenses related thereto (the "Distribution Expenses") and the amount of such In-Kind Distribution will be reduced by the amount of the Distribution Expenses. See "DISTRIBUTIONS TO UNITHOLDERS." As previously discussed, prior to the redemption of Units or the termination of a Trust, a Unitholder is considered as owning a pro rata portion of each of the Trust's assets for Federal income tax purposes. The receipt of an In-Kind Distribution upon the redemption of Units or the termination of a Trust will result in a Unitholder receiving an undivided interest in whole shares of stock plus, possibly, cash.

  The potential tax consequences that may occur under an In-Kind Distribution will depend on whether or not a Unitholder receives cash in addition to Securities. A "Security" for this purpose is a particular class of stock issued by a particular corporation. A Unitholder will not recognize gain or loss if a Unitholder only receives Securities in exchange for his or her pro rata portion in the Securities held by the Trust. However, if a Unitholder also receives cash in exchange for a fractional share of a Security held by the Trust, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his or her tax basis in such fractional share of a Security held by a Trust.

  Because each Trust will own many Securities, a Unitholder who requests an In-Kind Distribution will have to analyze the tax consequences with respect to each Security owned by the Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unitholder with respect to each Security owned by the Trust. Unitholders who request an In-Kind Distribution are advised to consult their tax advisers in this regard.

  Computation of the Unitholder's Tax Basis. Initially, a Unitholder's tax basis in his or her Units will generally equal the price paid by such Unitholder for his or her Units. The cost of the Units is allocated among the Securities held by the Trust in accordance with the proportion of the fair market values of such Securities on the valuation date nearest the date the Units are purchased in order to determine such Unitholder's tax basis for his or her pro rata portion of each Security.

  A Unitholder's tax basis in his or her Units and his or her pro rata portion of a Security held by a Trust will be reduced to the extent dividends paid with respect to such Security are received by the Trust which are not taxable as ordinary income as described above.

  General. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by the Trust (other than those that are not treated as United States source income, if any) will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons. Such persons should consult their tax advisers.

  In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unitholders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporation for a three-year period ending with the close of its taxable year preceding the year of payment was not effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a specific treaty between the United States and a foreign country. Non-U.S. Unitholders should consult their own tax advisers regarding the imposition of U.S. withholding on distributions from the Trust.

  It should be noted that payments to a Trust of dividends on Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unitholders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by a Trust. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unitholders. Because under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. A required holding period is imposed for such credits.

  At the termination of a Trust, the Trustee will furnish to each Unitholder a statement containing information relating to the dividends received by the Trust on the Securities, the gross proceeds received by the Trust from the disposition of any Security (resulting from redemption or the sale of any Security) and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to Unitholders and the Internal Revenue Service.

  Unitholders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established. See "RETIREMENT PLANS."

  In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trusts for New York tax matters, under the existing income tax laws of the State of New York, each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders thereof.

  The foregoing discussion relates only to the tax treatment of U.S. Unitholders ("U.S. Unitholder") with regard to federal and certain aspects of New York State and City income taxes. Unitholders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisers in this regard. As used herein, the term "U.S. Unitholder" means an owner of a Unit in a Trust that (a) is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source or (b) does not qualify as a U.S. Unitholder in paragraph (a) but whose income from a Unit is effectively connected with such Unitholder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable. Unitholders should consult their tax advisers regarding potential foreign, state or local taxation with respect to the Units.

RETIREMENT PLANS

  Units of the Trusts may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

TRUST OPERATING EXPENSES

  No annual advisory fee is charged to the Trusts by the Sponsor. The Sponsor and/or its affiliates do, however, receive an annual fee as set forth in "Expense Information" in Part A of the Prospectus for maintaining surveillance over the portfolio and for performing certain administrative services for the Trusts (the "Sponsor's Supervisory Fee"). In providing such supervisory services, the Sponsor may purchase research from a variety of sources, which may include dealers of the Trust. If so provided in Part A of the Prospectus, the Sponsor may also receive an annual fee for providing bookkeeping and administrative services for a Trust (the "Bookkeeping and Administration Fee"). Such services include, but are not limited to, the preparation of comprehensive tax statements and providing account information to the Unitholders. If so provided in Part A of the Prospectus, the Evaluator may also receive an annual fee for performing evaluation services for the Trusts (the "Evaluator's Fee"). In addition, if so provided in Part A of the Prospectus, a Trust may be charged an annual licensing fee to cover licenses for the use of service marks, trademarks and trade names and/or for the use of databases and research. Estimated annual Trust expenses are as set forth in Part A of this Prospectus; if actual expenses are higher than the estimate, the excess will be borne by the Trust. The estimated expenses do not include the brokerage commissions payable by the Trust in purchasing and selling Securities.

  The Trustee receives for ordinary recurring services an annual fee for each Trust as set forth in "Expense Information" appearing in Part A of this Prospectus. The Trustee's Fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions). In addition, the Sponsor's Supervisory Fee, Bookkeeping and Administration Fee, Evaluator's Fee and the Trustee's Fee may be adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent of Shelter" since the establishment of the Trusts. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for a Trust, but at no time will the total amount received for such services, in the aggregate, rendered to all unit investment trusts of which John Nuveen & Co. Incorporated is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliates of supplying such services, in the aggregate, in such year. The Trustee has the use of funds, if any, being held in the Income and Capital Accounts of each Trust for future distributions, payment of expenses and redemptions. These Accounts are non-interest bearing to Unitholders. Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein. Part of the Trustee's compensation for its services to the Trusts is expected to result from such use of these funds.

  The following are additional expenses of the Trusts and, when paid by or are owed to the Trustee, are secured by a lien on the assets of the Trust or Trusts to which such expenses are allocable: (1) the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and interests of the Unitholders; (2) all taxes and other governmental charges upon the Securities or any part of the Trusts (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture, all disbursements and expenses, including counsel fees (including fees of counsel which the Trustee may retain) sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The expenses are paid monthly and the Trustee is empowered to sell Securities in order to pay these amounts if funds are not otherwise available in the applicable
Income and Capital Accounts.

DISTRIBUTIONS TO UNITHOLDERS

  The Trustee will distribute any net income received with respect to any of the Securities in a Trust on or about the Income Distribution Dates to Unitholders of record on the preceding Income Record Date. See "Distributions" in Part A of this Prospectus. Persons who purchase Units will commence receiving distributions only after such person becomes a Record Owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker/dealer. Proceeds received on the sale of any Securities in a Trust, to the extent not used to meet redemptions of Units, pay the deferred sales charge or pay expenses will be distributed on the last day of each month if the amount available for distribution equals at least $1.00 per 100 Units ("Capital Distribution Dates") to Unitholders of record on the fifteenth day of each applicable month ("Capital Record Dates"). The Trustee is not required to pay interest on funds held in the Capital Account of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds). A Unitholder's pro rata portion of the Capital Account, less expenses, will be distributed as part of the final liquidation distribution.

  It is anticipated that the deferred sales charge will be collected from the Capital Account of the Trusts and that amounts in the Capital Account will be sufficient to cover the cost of the deferred sales charge. To the extent that amounts in the Capital Account are insufficient to satisfy the then current deferred sales charge obligation, Securities may be sold to meet such shortfall. Distributions of amounts necessary to pay the deferred portion of the sales charge will be made to an account designated by the Sponsor for purposes of satisfying a Unitholder's deferred sales charge obligations.

  Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of any distribution made by a Trust if the Trustee has not been furnished the Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder under certain circumstances by contacting the Trustee, otherwise the amount may be recoverable only when filing a tax return. Under normal circumstances, the Trustee obtains the Unitholder's tax identification number from the selling broker. However, a Unitholder should examine his or her statements from the Trustee to make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one should be provided as soon as possible.

  Within a reasonable time after a Trust is terminated, each Unitholder will, upon surrender of his Units for redemption, receive (i) the pro rata share of the amounts realized upon the disposition of Securities, unless he or she elects an In-Kind Distribution as described under "REDEMPTION" and (ii) a pro rata share of any other assets of such Trust, less expenses of such Trust.

  The Trustee will credit to the Income Account of a Trust any dividends received on the Securities therein. All other receipts (e.g., return of capital, etc.) are credited to the Capital Account of a Trust.

  The Trustee may establish reserves (the "Reserve Account") within a Trust for state and local taxes, if any, and any governmental charges payable out of such Trust.

ACCUMULATION PLAN

  The Sponsor is also the principal underwriter of several open-end mutual funds (the "Accumulation Funds") into which Unitholders may choose to reinvest Trust distributions. Unitholders may elect to reinvest income and capital distributions automatically, without any sales charge. Each Accumulation

Fund has investment objectives which differ in certain respects from those of the Trusts and may invest in securities which would not be eligible for deposit in the Trusts. Further information concerning the Accumulation Plan and a list of Accumulation Funds is set forth in the Information Supplement of this Prospectus, which may be obtained by contacting the Trustee at the phone number listed on the back cover of this Prospectus.

  Participants may at any time, by so notifying the Trustee in writing, elect to change the Accumulation Fund into which their distributions are being reinvested, to change from capital only reinvestment to reinvestment of both capital and income or vice versa, or to terminate their participation in the Accumulation Plan altogether and receive future distributions on their Units in cash. Such notice will be effective as of the next Record Date occurring at least 10 days after the Trustee's receipt of the notice. There will be no charge or other penalty for such change of election or termination. The character of Trust distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund.

REPORTS TO UNITHOLDERS

  The Trustee shall furnish Unitholders of a Trust in connection with each distribution, a statement of the amount of income, if any, and the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person, who at any time during the calendar year was a registered Unitholder of a Trust, a statement with respect to such Trust that provides (1) a summary of transactions in the Trust for such year; (2) any Security sold during the year and the Securities held at the end of such year by the Trust; (3) the redemption price per Unit based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital distributed during such year.

  In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust.

UNIT VALUE AND EVALUATION

  The value of the Trust is determined by the Trustee on the basis of (1) the cash on hand in the Trust other than cash deposited in the Trust to purchase Securities not applied to the purchase of such Securities; (2) the aggregate value of the Securities held in the Trust, as determined by the Evaluator on the basis of the aggregate underlying value of the Securities in the Trust next computed; (3) dividends receivable on the Securities trading ex-dividend as of the date of computation; and (4) all other assets of the Trust; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges and amounts due the Sponsor or Trustee for indemnification or extraordinary expenses payable out of such Trust for which no deductions had been made for the purpose of additions to the Reserve Account; (2) any amounts owing to the Trustee for its advances; (3) an amount representing estimated accrued expenses of the Trust, including, but not limited to, unpaid fees and expenses of the Trustee (including legal fees) and the Sponsor; (4) amounts representing unpaid organizational and offering costs; (5) cash held for distribution to Unitholders of record of the Trust or for redemption of tendered Units as of the business day prior to the evaluation being made; and (6) other liabilities incurred by the Trust. The result of such computation is divided by the number of Units of such Trust outstanding as of the date thereof and rounded to the nearest cent to determine the per Unit value ("Unit Value") of such Trust. The Trustee may determine the aggregate value of the Securities in the Trust in the following manner: if the Securities are listed on a securities exchange or the NASDAQ National Market System ("listed Securities"), this evaluation is generally based on the closing sale price on that exchange or that system (if a listed Security is listed on the New York Stock Exchange ("NYSE") the closing sale price on the NYSE shall apply) or, if there is no closing sale price on that exchange or system, at the closing bid prices (ask prices for primary market purchases). If the Securities are not so listed, the evaluation shall generally be based on the current bid prices (ask prices for primary market purchases) on the over-the-counter market (unless it is determined that these prices are inappropriate as a basis for valuation). If current bid prices are unavailable, the evaluation is generally determined (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Securities on the bid side of the market or (c) by any combination of the above.

  With respect to any Security not listed on a national exchange or the NASDAQ National Market System, or, with respect to a Security so listed but the Trustee deems the last reported sale price on the relevant exchange to be inappropriate as a basis for valuation, upon the Trustee's request, the Sponsor shall, from time to time, designate one or more evaluation services or other sources of information on which the Trustee shall be authorized conclusively to rely in evaluating such Security, and the Trustee shall have no liability for any errors in the information so received. The cost thereof shall be an expense reimbursable to the Trustee from the Income and Capital Accounts.

DISTRIBUTIONS OF UNITS TO THE PUBLIC

  Nuveen, in addition to being the Sponsor, is the sole Underwriter of the Units. It is the intention of the Sponsor to qualify Units of the Trusts for sale under the laws of substantially all of the states of the United States of America.

  Promptly following the deposit of Securities in exchange for Units of the Trusts, it is the practice of the Sponsor to place all of the Units as collateral for a letter or letters of credit from one or more commercial banks under an agreement to release such Units from time to time as needed for distribution. Under such an arrangement the Sponsor pays such banks compensation based on the then current interest rate. This is a normal warehousing arrangement during the period of distribution of the Units to public investors. To facilitate the handling of transactions, sales of Units shall be limited to transactions involving a minimum of either $1,000 or 100 Units ($500 or nearest whole number of Units whose value is less than $500 for Education IRA purchases), whichever is less. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

  The Sponsor plans to allow a discount to brokers and dealers in connection with the distribution of Units. The amounts of such discounts are set forth in Part A of this Prospectus.

  The Sponsor may maintain a secondary market for Units of each Trust. See "MARKET FOR UNITS."

  The Sponsor reserves the right to change the amount of the dealer concessions set forth in Part A of this Prospectus from time to time.

  For Units purchased during the initial offering period by Unitholders who utilize redemption or termination proceeds from other Nuveen-sponsored unit investment trusts and receive the sales charge applicable for "Rollovers" as described in Part A of the Prospectus, dealers are entitled to receive the concession applicable for "Rollovers" as provided in Part A of the Prospectus.

  In addition, at the discretion of the Sponsor, volume incentives can be earned as a marketing allowance by dealer firms who reach cumulative firm sales or sales arrangement levels of a specified dollar amount of Nuveen unit trusts (other than any series of the Nuveen--The Dow 5SM Portfolios and Nuveen--The Dow 10SM Portfolios) sold in the primary or secondary market during any quarter as set forth in the table below. For purposes of determining the applicable volume incentive rate for a given quarter, the dollar amount of all shares sold over the current and three previous quarters (the "Measuring Period") is aggregated. The volume incentive received by the dealer firm will equal the dollar amount of units sold during the current quarter times the highest applicable rate for the Measuring

Period. For firms that meet the necessary volume level, volume incentives may be given on all applicable trades originated from or by that firm.

    TOTAL DOLLAR AMOUNT SOLD
     OVER MEASURING PERIOD                            VOLUME INCENTIVE
   --------------------------                 --------------------------------
   $ 5,000,000 to $ 9,999,999                 0.10% of current quarter sales
   $10,000,000 to $19,999,999                 0.125% of current quarter sales
   $20,000,000 to $49,999,999                 0.1375% of current quarter sales
   $50,000,000 or more                        0.15% of current quarter sales

  Only sales through the Sponsor qualify for volume incentives and for meeting minimum requirements. The Sponsor reserves the right to modify or change the volume incentive schedule at any time and make the determination as to which firms qualify for the marketing allowance and the amount paid.

  Registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, and bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, are not entitled to receive any dealer concession for any sales made to investors which qualified as "Discounted Purchases" during the primary or secondary market. (See "PUBLIC OFFERING PRICE.")

  Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts shown in Part A of the Prospectus under "Dealer Concessions." The Glass-Steagall Act prohibits banks from underwriting Trust Units; the Act does, however, permit certain agency transactions and banking regulators have not indicated that these particular agency transactions are not permitted under the Act. In Texas and in certain other states, any bank making Units available must be registered as a broker-dealer under state law.

OWNERSHIP AND TRANSFER OF UNITS

  The ownership of Units is evidenced by registered Certificates unless the Unitholder expressly requests that ownership be evidenced by a book entry position recorded on the books and records of the Trustee. The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee. Any Unitholder who holds a Certificate may change to book entry ownership by submitting to the Trustee the Certificate along with a written request that the Units represented by such Certificate be held in book entry form. Likewise, a Unitholder who holds Units in book entry form may obtain a Certificate for such Units by written request to the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Any Certificates issued will be numbered serially for identification, and are issued in fully registered form, transferable only on the books of the Trustee. Book entry Unitholders will receive a Book Entry Position Confirmation reflecting their ownership.

  Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by Certificate(s), by presenting and surrendering such Certificate(s) to the Trustee, at its address listed on the back cover of this Part B of the Prospectus, properly endorsed or accompanied by a written instrument or instruments of transfer. The Certificate(s) should be sent registered or certified mail for the protection of the Unitholders. Each Unitholder must sign such written request, and such Certificate(s) or transfer instrument, exactly as his name appears on (a) the face of the Certificate(s) representing the Units to be transferred, or (b) the Book Entry Position Confirmation(s) relating to the Units to be transferred. Such signature(s) must be guaranteed by a guarantor acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Mutilated Certificates must be surrendered to the Trustee in order for a replacement Certificate to be issued. Although at the date hereof no charge is made and none is contemplated, a Unitholder may be required to pay $2.00 to the Trustee for each Certificate reissued or transfer of Units requested and to pay any governmental charge which may be imposed in connection therewith.

REPLACEMENT OF LOST, STOLEN OR DESTROYED CERTIFICATES

  To obtain a new Certificate replacing one that has been lost, stolen, or destroyed, the Unitholder must furnish the Trustee with sufficient indemnification and pay such expenses as the Trustee may incur. This indemnification must be in the form of an Open Penalty Bond of Indemnification. The premium for such an indemnity bond may vary, but currently amounts to 1% of the market value of the Units represented by the Certificate. In the case however, of a Trust as to which notice of termination has been given, the premium currently amounts to 0.5% of the market value of the Units represented by such Certificate.

REDEMPTION

  Unitholders may redeem all or a portion of their Units by (1) making a written request for such redemption (book entry Unitholders may use the redemption form on the reverse side of their Book Entry Position Confirmation) to the Trustee at its address listed on the back cover of this Part B of the Prospectus (redemptions of 1,000 Units or more will require a signature guarantee), (2) in the case of Units evidenced by a Certificate, by also tendering such Certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signatures guaranteed as explained above, or provide satisfactory indemnity required in connection with lost, stolen or destroyed Certificates and (3) payment of applicable governmental charges, if any. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. (See "OWNERSHIP AND TRANSFER OF UNITS.") No redemption fee will be charged. A Unitholder may authorize the Trustee to honor telephone instructions for the redemption of Units held in book entry form. Units represented by Certificates may not be redeemed by telephone. The proceeds of Units redeemed by telephone will be sent by check either to the Unitholder at the address specified on his account or to a financial institution specified by the Unitholder for credit to the account of the Unitholder. A Unitholder wishing to use this method of redemption must complete a Telephone Redemption Authorization Form and furnish the Form to the Trustee. Telephone Redemption Authorization Forms can be obtained from a Unitholder's registered representative or by calling the Trustee. Once the completed Form is on file, the Trustee will honor telephone redemption requests by any authorized person. The time a telephone redemption request is received determines the "date of tender" as discussed below. The redemption proceeds will be mailed within three business days following the telephone redemption request. Only Units held in the name of individuals may be redeemed by telephone; accounts registered in broker name, or accounts of corporations or fiduciaries (including among others, trustees, guardians, executors and administrators) may not use the telephone redemption privilege.

  On the third business day following the date of tender, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Trust determined by the Trustee, as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, on the date of tender as defined hereafter ("Redemption Price"). During the initial offering period, the Redemption Price per Unit includes estimated organizational and offering costs per Unit. After the initial offering period, the Redemption Price will not include such estimated organizational and offering costs. See "Trust Summary and Financial Highlights" in Part A of the Prospectus. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities on the date of tender. Units subject to a deferred sales charge which are tendered for redemption prior to such time as the entire deferred sales charge on such Units has been collected will be assessed the amount of the remaining deferred sales charge at the time of redemption. In addition, in the event of the death of a Unitholder within the one-year period prior to redemption, any deferred sales charge remaining at the time of redemption shall be waived. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units.

  The "date of tender" is deemed to be the date on which the request for redemption of Units is received in proper form by the Trustee, except that a redemption request received after 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, or on any day on which the Exchange is normally closed, the date of tender is the next day on which such Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day.

  Any Unitholder tendering 1,000 Units or more for redemption may request by written notice submitted at the time of tender from the Trustee, in lieu of a cash redemption, a distribution of shares of Securities in an amount and value of Securities per Unit equal to the Redemption Price Per Unit, as determined as of the evaluation next following tender. In-kind distributions ("In-Kind Distributions") shall be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's bank or broker/dealer at the Depository Trust Company. An In-Kind Distribution will be reduced by customary transfer and registration charges. The tendering Unitholder will receive his pro rata number of whole shares of each of the Securities comprising a portfolio and cash from the Capital Account equal to the fractional shares to which the tendering Unitholder is entitled. The Trustee may adjust the number of shares of any issue of Securities included in a Unitholder's In-Kind Distribution to facilitate the distribution of whole shares, such adjustment to be made on the basis of the value of Securities on the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities in the manner described below.

  Under regulations issued by the Internal Revenue Service, the Trustee may be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. For further information regarding this withholding, see "DISTRIBUTIONS TO UNITHOLDERS." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

  Any amounts paid on redemption representing income shall be withdrawn from the Income Account of a Trust to the extent that funds are available for such purpose, or from the Capital Account. All other amounts paid on redemption shall be withdrawn from the Capital Account.

  The Trustee is empowered to sell Securities of a Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

  The Redemption Price per Unit during the secondary market will be determined on the basis of the Unit Value of a Trust. After the initial offering period, the Redemption Price will not include estimated organizational and offering costs. See "Trust Summary and Financial Highlights" in Part A of the Prospectus. See "UNIT VALUE AND EVALUATION" for a more detailed discussion of the factors included in determining Unit Value. The Redemption Price per Unit will be assessed the amount, if any, of the remaining deferred sales charge at the time of redemption.

  The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on the New York Stock Exchange is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

PURCHASE OF UNITS BY THE SPONSOR

  The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which payment would otherwise have been made by the Trustee. (See "REDEMPTION.") The Sponsor's current practice is to bid at the Redemption Price in the secondary market. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

REMOVAL OF SECURITIES FROM THE TRUSTS

  The portfolio of the Trusts are not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of a Security in the event that an issuer defaults in the payment of a dividend that has been declared, that any action or proceeding has been instituted restraining the payment of dividends or there exists any legal question or impediment affecting such Security, that the issuer of the Security has breached a covenant which would affect the payments of dividends, the credit standing of the issuer or otherwise impair the sound investment character of the Security, that the issuer has defaulted on the payment on any other of its outstanding obligations, that the price of the Security declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor, the retention of such Securities would be detrimental to a Trust. Except as stated in this Prospectus, the acquisition by a Trust of any securities or other property other than the Securities is prohibited. Pursuant to the Indenture and with limited exceptions, the Trustee may sell any securities or other property acquired in exchange for Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or properties, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by a Trust, they may be accepted for deposit in a Trust and either sold by the Trustee or held in a Trust pursuant to the direction of the Sponsor. Proceeds from the sale of Securities by the Trustee are credited to the Capital Account of a Trust for distribution to Unitholders or to meet redemptions.

  The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of a Trust tendered for redemption and the payment of expenses.

  The Sponsor, in designating Securities to be sold by the Trustee, will generally make selections in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of individual issues of Securities. To the extent this is not practicable, the composition and diversity of the Securities may be altered. In order to obtain the best price for a Trust, it may be necessary for the Sponsor to specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. The Sponsor may consider sales of Units of unit investment trusts which it sponsors in making recommendations to the Trustee as to the selection of broker/dealers to execute a Trust's portfolio transactions.

INFORMATION ABOUT THE TRUSTEE

  The Trustee is The Chase Manhattan Bank. Its address is stated on the back cover of this Part B of the Prospectus. The Trustee is subject to supervision and examination by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

LIMITATIONS ON LIABILITIES OF SPONSOR AND TRUSTEE

  The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

  The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

SUCCESSOR TRUSTEES AND SPONSORS

  The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice of resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required to promptly appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or affairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee accepts its appointment as such. Any successor trustee shall be a corporation authorized to exercise corporate trust powers, having capital, surplus and undivided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee.

  If upon resignation of a trustee no successor has been appointed and has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.

  If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture (1) appoint a successor sponsor or (2) terminate the Indenture and liquidate the Trusts.

INFORMATION ABOUT THE SPONSOR

  Since our founding in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolio is the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

  A value investing approach--purchasing securities of strong companies and communities that represent good long-term value--is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of a century of investment experience, including one of the most recognized research departments in the industry.

  To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products--including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, customized asset management services and cash management products.

  Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by the St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal offices located in Chicago (333 West Wacker Drive). Nuveen maintains eight regional offices.

  To help advisers and investors better understand and more efficiently use an investment in the Trusts to reach their investment goals, the Sponsor may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trust, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Sponsor may produce software or additional sales literature to promote the advantages of using the Trusts to meet these and other specific investor needs.

INFORMATION ABOUT THE EVALUATOR

  The Trustee will serve as Evaluator of the Trusts. The Sponsor intends to replace the Trustee as Evaluator during the life of the Trusts.

  The Evaluator may resign or may be removed by the Sponsor or the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

  The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

OTHER INFORMATION

Amendment of Indenture

  The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, provided, however, that the Indenture may not be amended, without the consent of 100% of the Unitholders, to permit the deposit or acquisition of securities either in addition to, or in substitution for any of the Securities initially deposited in any Trust except as stated in "COMPOSITION OF TRUSTS" regarding the creation of additional Units and the limited right of substitution of

Replacement Securities, except for the substitution of refunding securities under certain circumstances or except as otherwise provided in this Prospectus. The Trustee shall advise the Unitholders of any amendment requiring the consent of Unitholders, or upon request of the Sponsor, promptly after execution thereof.

Termination of Indenture

  The Trust may be liquidated at any time by an instrument executed by the Sponsor and consented to by 66 2/3% of the Units of the Trust then outstanding. The Trust may also be liquidated by the Trustee when the value of such Trust, as shown by any evaluation, is less than 20% of the total value of the Securities deposited in the Trust as of the conclusion of the primary offering period and may be liquidated by the Trustee in the event that Units not yet sold aggregating more than 60% of the Units originally created are tendered for redemption by the Sponsor. The sale of Securities from the Trust upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the amount of Securities originally represented by the Units held by such Unitholder. The Indenture will terminate upon the redemption, sale or other disposition of the last Security held thereunder, but in no event shall it continue beyond the Mandatory Termination Date set forth under "Essential Information" in Part A of this Prospectus.

  Commencing on the Mandatory Termination Date, Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sale of the Securities. Written notice of the termination of a Trust specifying the time or times at which Unitholders may surrender their certificates for cancellation shall be given by the Trustee to each Unitholder at his address appearing on the registration books of such Trust maintained by the Trustee. Unitholders not electing a distribution of shares of Securities and who do not elect the Rollover Option will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the funds of a Trust any accrued costs, expenses, advances or indemnities provided by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Trustee will then distribute to each Unitholder his pro rata share of the balance of the Income and Capital Accounts.

LEGAL OPINION

  The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, has acted as counsel for the Trustee with respect to the Series.

AUDITORS

  The "Statement of Condition" and "Schedule of Investments" at the Initial Date of Deposit included in Part A of this Prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report in Part A of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in giving said report.

SUPPLEMENTAL INFORMATION

  Upon written or telephonic request to the Trustee, investors will receive at no cost to the investor supplemental information about this Trust, which has been filed with the Securities and Exchange Commission and is intended to supplement information contained in Part A and Part B of this Prospectus. This supplement includes additional general information about the Sponsor and the Trusts.

                              NUVEEN UNIT TRUSTS

                           NUVEEN EQUITY UNIT TRUST
                             PROSPECTUS -- PART B

                               OCTOBER 15, 1998

                              Sponsor       John Nuveen & Co. Incorporated
                                            333 West Wacker Drive
                                            Chicago, IL 60606-1286


                              Trustee       The Chase Manhattan Bank
                                            4 New York Plaza
                                            New York, NY 10004-2413
                                            Telephone: 800-257-8787


             Legal Counsel to Sponsor       Chapman and Cutler
                                            111 West Monroe Street
                                            Chicago, IL 60603


                          Independent       Arthur Andersen LLP
                   Public Accountants       33 West Monroe Street
                        for the Trust       Chicago, IL 60603

  Except as to statements made herein furnished by the Trustee, the Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information contained in this Prospectus.

  When Units of the Trusts are no longer available, or for investors who will reinvest into subsequent series of the Trusts, this Prospectus may be used as a preliminary prospectus for a future series; in which case investors should note the following:

  Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

  The Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

  This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, and to which reference is made.

  No person is authorized to give any information or to make representations not contained in this Prospectus or in supplemental information or sales literature prepared by the Sponsor, and any information or representation not contained therein must not be relied upon as having been authorized by either the Trusts, the Trustee or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any State to any Person to whom it is not lawful to make such offer in such state. The Trusts are registered as Unit Investment Trusts under the Investment Company Act of 1940, as amended. Such registration does not imply that the Trusts or any of their Units have been guaranteed, sponsored, recommended or approved by the United States or any State or agency or officer thereof.

                              NUVEEN UNIT TRUSTS
        NUVEEN - THE DOW 5/SM/ AND THE DOW 10/SM/ PORTFOLIO PROSPECTUS

                               OCTOBER 15, 1998
                   NUVEEN UNIT TRUSTS INFORMATION SUPPLEMENT

                         NUVEEN UNIT TRUSTS, SERIES 18

     The Information Supplement provides additional information concerning the structure and operations of a Nuveen Unit Trust not found in the prospectuses for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing ("Prospectus"). Copies of the Prospectus can be obtained by calling or writing the Trustee at the telephone number and address indicated in Part B of the Prospectus. This Information Supplement has been created to supplement information contained in the Prospectus.

     This Information Supplement is dated October 15, 1998. Capitalized terms have been defined in the Prospectus.

                               TABLE OF CONTENTS

Accumulation Plan

Information About the Sponsor

Dow Jones & Co., Inc.

Accumulation Plan

     The Sponsor, John Nuveen & Co. Incorporated, is also the principal underwriter of the Accumulation Funds listed in the following table. Each of these funds is an open-end, diversified management investment company into which Unitholders may choose to reinvest Trust distributions automatically, without any sales charge. Unitholders may reinvest both interest and capital distributions or capital distributions only. Each Accumulation Fund has investment objectives which differ in certain respects from those of the Trusts and may invest in securities which would not be eligible for deposit in the Trusts. The investment adviser to each Accumulation Fund is a wholly-owned subsidiary of the Sponsor. Unitholders should contact their financial adviser or the Sponsor to determine which of the Accumulation Funds they may reinvest into, as reinvestment in certain of the Accumulation Funds may be restricted to residents of a particular state or states. Unitholders may obtain a prospectus for each Accumulation Fund through their financial adviser or through the Sponsor at (800) 321-7227. For a more detailed description, Unitholders should read the prospectus of the Accumulation Fund in which they are interested.

     The following is a complete list of the Accumulation Funds currently available, as of the Date of Deposit of this Prospectus, to Unitholders under the Accumulation Plan. The list of available Accumulation Funds is subject to change without the consent of any of the Unitholders.

Accumulation Funds

Mutual Funds

Nuveen Flagship Municipal Trust

     Nuveen Municipal Bond Fund
     Nuveen Insured Municipal Bond Fund
     Nuveen Flagship All-American Municipal Bond Fund
     Nuveen Flagship Limited Term Municipal Bond Fund
     Nuveen Flagship Intermediate Municipal Bond Fund

Nuveen Flagship Multistate Trust I

     Nuveen Flagship Arizona Municipal Bond Fund
     Nuveen Flagship Colorado Municipal Bond Fund
     Nuveen Flagship Florida Municipal Bond Fund
     Nuveen Flagship Florida Intermediate Municipal Bond Fund
     Nuveen Maryland Municipal Bond Fund
     Nuveen Flagship New Mexico Municipal Bond Fund

     Nuveen Flagship Pennsylvania Municipal Bond Fund
     Nuveen Flagship Virginia Municipal Bond Fund

Nuveen Flagship Multistate Trust II

     Nuveen California Municipal Bond Fund
     Nuveen California Insured Municipal Bond Fund
     Nuveen Flagship Connecticut Municipal Bond Fund
     Nuveen Massachusetts Municipal Bond Fund
     Nuveen Massachusetts Insured Municipal Bond Fund
     Nuveen Flagship New Jersey Municipal Bond Fund
     Nuveen Flagship New Jersey Intermediate Municipal Bond Fund
     Nuveen Flagship New York Municipal Bond Fund
     Nuveen New York Insured Municipal Bond Fund

Nuveen Flagship Multistate Trust III

     Nuveen Flagship Alabama Municipal Bond Fund
     Nuveen Flagship Georgia Municipal Bond Fund
     Nuveen Flagship Louisiana Municipal Bond Fund
     Nuveen Flagship North Carolina Municipal Bond Fund
     Nuveen Flagship South Carolina Municipal Bond Fund
     Nuveen Flagship Tennessee Municipal Bond Fund

Nuveen Flagship Multistate Trust IV

     Nuveen Flagship Kansas Municipal Bond Fund
     Nuveen Flagship Kentucky Municipal Bond Fund
     Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
     Nuveen Flagship Michigan Municipal Bond Fund
     Nuveen Flagship Missouri Municipal Bond Fund
     Nuveen Flagship Ohio Municipal Bond Fund
     Nuveen Flagship Wisconsin Municipal Bond Fund

Flagship Utility Income Fund

Nuveen Investment Trust

     Nuveen Growth and Income Stock Fund
     Nuveen Balanced Stock and Bond Fund
     Nuveen Balanced Municipal and Stock Fund
     Nuveen European Value Fund

Nuveen Investment Trust II

     Nuveen Rittenhouse Growth Fund

Money Market Funds

     Nuveen California Tax-Free Money Market Fund
     Nuveen Massachusetts Tax-Free Money Market Fund

     Nuveen New York Tax-Free Money Market Fund
     Nuveen Tax-Free Reserves, Inc.
     Nuveen Tax-Exempt Money Market Fund, Inc.

     Each person who purchases Units of a Trust may become a participant in the Accumulation Plan and elect to have his or her distributions on Units of the Trust invested directly in shares of one of the Accumulation Funds. Reinvesting Unitholders may elect any interest distribution plan. Thereafter, each distribution of interest income or principal on the participant's Units (principal only in the case of a Unitholder who has chosen to reinvest only principal distributions) will, on the applicable distribution date, or the next day on which the New York Stock Exchange is nominally open ("Business Day") if the distribution date is not a business day, automatically be received by the transfer agent for each of the Accumulation Funds, on behalf of such participant and applied on that date to purchase shares (or fractions thereof) of the Accumulation Fund chosen at net asset value as computed as of 4:00 p.m. eastern time on each such date. All distributions will be reinvested in the Accumulation Fund chosen and no part thereof will be retained in a separate account. These purchases will be made without a sales charge.

     The Transfer Agent of the Accumulation Fund will mail to each participant in the Accumulation Plan a quarterly statement containing a record of all transactions involving purchases of Accumulation Fund shares (or fractions thereof) with Trust dividend distributions or as a result of reinvestment of Accumulation Fund dividends. Any distribution of capital used to purchase shares of an Accumulation Fund will be separately confirmed by the Transfer Agent. Unitholders will also receive distribution statements from the Trustee detailing the amounts transferred to their Accumulation Fund accounts.

     Participants may at any time, by so notifying the Trustee in writing, elect to change the Accumulation Fund into which their distributions are being reinvested, to change from capital only reinvestment to reinvestment of both capital and dividends or vice versa, or to terminate their participation in the Accumulation Plan altogether and receive future distributions on their Units in cash. There will be no charge or other penalty for such change of election or termination. The character of Trust distributions for income tax purposes will remain unchanged even if they are reinvested in an Accumulation Fund.

                         INFORMATION ABOUT THE SPONSOR

     Since our founding in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolio is the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

     A value investing approach--purchasing securities of strong companies and communities that represent good long-term value--is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for consistent, attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of a century of investment experience, including one of the most recognized research departments in the industry.

     To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products--including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, customized asset management services and cash management products.

     The Sponsor is also principal underwriter of the registered open-end investment companies set forth herein under "Accumulation Plan" as well as for the Golden Rainbow A James Advised Mutual Fund, and acted as co-managing underwriter of Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc. Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., and the Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Tax-Free Income Portfolio 3, Nuveen Select Maturities Municipal Fund, Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Washington Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen

Insured Premium Income Municipal Fund 2, all registered closed-end management investment companies. These registered open-end and closed-end investment companies currently have approximately $35 billion in securities under management. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by the St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal office located in Chicago (333 West Wacker Drive). Nuveen maintains 8 regional offices.

     To help advisers and investors better understand and more efficiently use an investment in the Trust to reach their investment goals, the Trust's sponsor, John Nuveen & Co. Incorporated, may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Trust, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Trust's sponsor may produce software or additional sales literature to promote the advantages of using the Trust to meet these and other specific investor needs.

     The Sponsor offers a program of advertising support to registered broker-dealer firms, banks and bank affiliates ("Firms") that sell Trust Units or shares of Nuveen Open-End Mutual Funds (excluding money-market funds) ("Funds"). Under this program, the Sponsor will pay or reimburse the Firm for up to one half of specified media costs incurred in the placement of advertisements which jointly feature the Firm and the Nuveen Funds and Trusts. Reimbursements to the Firm will be based on the number of the Firm's registered representatives who have sold Fund Shares and/or Trust Units during the prior calendar year according to an established schedule. Reimbursements under this program will be made by the Sponsor and not by the Funds or Trusts.

                           Dow Jones & Company, Inc.

     The Trusts are not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones makes no representation or warranty, express or implied, to the owners of the Trusts or any member of the public regarding the advisability of investing in securities generally or in the Trusts particularly. Dow Jones' only relationship to the Sponsor is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average/sm/, which is determined, composed and calculated by Dow Jones without regard to the Sponsor or the Trusts. Dow Jones has no obligation to take the needs of the Sponsor or the owners of the Trusts into consideration in determining, composing or calculating the Dow Jones Industrial Average/sm/. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Trusts to be issued or in the determination or calculation of the equation by which the Trusts are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Trusts.

     DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE/SM/ OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, OWNERS OF THE TRUSTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE/SM/ OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE/SM/ OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.